                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-5188
                                  ----------------------------------------------

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                 64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end:  12-31
                        --------------------------------------------------------

Date of reporting period:  12-31-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report               December 31, 2007

[photo of winter]

VP Balanced Fund

[american century investments logo and text logo ®]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . .  .      2
      U.S. Market Returns. . . . . . . . . . . . . . . . . . . . .  .      2

VP BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007. All of the positive performance occurred in the first half of the year, driven by better-than-expected corporate earnings growth and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes reversed course, declining sharply as a meltdown in the subprime lending industry led to a credit crisis. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, but stocks still finished the year on a down note, declining in the fourth quarter amid further subprime- related losses, weaker corporate profits, and the increased possibility of a recession.

BONDS ENJOYED STRONG RALLY

The U.S. bond market also advanced in 2007, outperforming stocks. Much of the bond rally occurred in the last half of the year as the subprime debacle led many investors to shun riskier investments and seek out the relative safety of the bond market. The Fed's short-term interest rate cuts also contributed favorably to bond performance.

Although bond yields declined across the board, shorter-term yields fell the most -- the two-year Treasury note yield declined from 4.82% to 3.05%, reflecting the change in Fed rate policy and expectations of further rate cuts in 2008. Longer-term bond yields fell to a lesser degree -- the 10-year Treasury bond yield slid from 4.71% to 4.03%. Consequently, the gap between short- and long-term bond yields widened substantially, creating a steeper yield curve.

Treasury bonds generated the best returns, benefiting from the flight to quality. Higher-quality mortgage-backed securities also held up well. Corporate bonds lagged as credit concerns intensified in the wake of the subprime meltdown.

U.S. Market Returns
For the 12 months ended December 31, 2007
STOCK INDICES
Russell 1000 Index (large-cap)                   5.77%
Russell Midcap Index                             5.60%
Russell 2000 Index (small-cap)                  -1.57%
CITIGROUP BOND INDICES
Broad Investment-Grade (multi-sector)            7.22%
Treasury                                         9.00%
Agency                                           8.22%
Mortgage                                         6.99%
Credit (investment-grade corporate)              5.24%

------
2

PERFORMANCE
VP Balanced

Total Returns as of December 31, 2007
                                         Average Annual Returns
                                                             Since     Inception
                             1 year  5 years   10 years   Inception      Date

CLASS I                      4.94%    9.62%      5.53%      7.70%       5/1/91

BLENDED INDEX(1)             6.33%    9.56%      6.28%     9.48%(2)       --

S&P 500 INDEX(3)             5.49%    12.83%     5.91%    10.73%(2)       --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                   7.22%    4.55%      6.03%     7.02%(2)       --

(1) See Index Definitions page.

(2) Since 4/30/91, the date nearest Class I's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Balanced

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
                       1998     1999     2000      2001      2002      2003    2004     2005    2006     2007

Class I               15.77%   10.06%   -2.65%    -3.54%    -9.56%    19.46%   9.78%   4.93%    9.62%   4.94%

Blended index         20.99%   12.00%   -1.01%    -3.68%    -9.88%    18.52%   8.36%   4.06%   11.11%   6.33%

S&P 500 Index         28.58%   21.04%   -9.10%   -11.89%    -22.10%   28.68%  10.88%   4.91%   15.79%   5.49%

Citigroup
US Broad
Investment-Grade
Bond Index             8.72%   -0.83%   11.59%    8.52%     10.09%    4.20%    4.48%   2.57%    4.33%   7.22%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Balanced

Equity Portfolio Managers: Bill Martin, Tom Vaiana, Fei Zou
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim Keegan, Jeff
Houston, Hando Aguilar, Brian Howell, John Walsh, Dan Shiffman, Jim Platz, and
Seth Plunkett

PERFORMANCE SUMMARY

VP Balanced returned 4.94% in 2007, compared with the 6.33% return of its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Citigroup
U.S. Broad Investment-Grade [BIG] Bond Index).

Both the fund and the benchmark generated positive returns thanks to moderate gains for stocks and a solid advance for bonds. The portfolio's equity component trailed the S&P 500 for the year and was primarily responsible for the fund's overall underperformance versus its benchmark. Meanwhile, the fixed-income portion of the portfolio outperformed the Citigroup BIG Index. (It's worth noting that the fund's results reflected operating expenses, while the benchmark's return did not.)

STOCK COMPONENT LAGGED

The stock portion of the VP Balanced portfolio underperformed the S&P 500, largely because of our information technology and consumer-oriented holdings.

Security selection among computer hardware makers and software companies detracted the most from relative results in the information technology sector.
Printer manufacturer Lexmark International weighed on performance as a more challenging competitive environment led to a shortfall in earnings and reduced profit guidance going forward.

In the consumer sectors, an underweight position in beverage makers and stock choices among specialty retailers were primarily responsible for the underperformance. Electronics retailer RadioShack fell sharply amid disappointing sales and lost market share.

On the positive side, stock selection added value in the industrials, energy, and materials sectors. The top seven relative performance contributors came from these three sectors, including engineering and design company Chicago Bridge &
Iron, which continued to benefit from its exposure to the robust energy sector;
Canadian oil and natural gas producer EnCana, which enjoyed higher refining profit margins as gas and oil prices surged; and agricultural chemicals

VP Balanced's Top Ten Stock Holdings as of December 31, 2007
                                            % of equity      % of S&P
                                             portfolio       500 Index
Exxon Mobil Corp.                               5.3%           4.0%
Johnson & Johnson                               2.7%           1.5%
ConocoPhillips                                  2.5%           1.1%
JPMorgan Chase & Co.                            2.4%           1.1%
International Business Machines Corp.           2.4%           1.2%
Hewlett-Packard Co.                             2.2%           1.0%
Intel Corp.                                     2.1%           1.2%
General Electric Co.                            2.0%           2.9%
Microsoft Corporation                           1.9%           2.2%
AT&T Inc.                                       1.7%           2.0%

VP Balanced's Top Five Stock Industries as of December 31, 2007
                                            % of equity      % of S&P
                                             portfolio       500 Index
Oil, Gas & Consumable Fuels                    11.2%           10.3%
IT Services                                     5.1%           2.0%
Pharmaceuticals                                 5.0%           6.3%
Diversified Financial Services                  4.4%           4.6%
Beverages                                       4.3%           2.4%

------
5

VP Balanced

maker Mosaic, which rallied as huge agricultural demand led to a sharp increase in the price of fertilizer.

We also allocated a portion of the portfolio's assets to holdings of companies outside of the United States, and these positions contributed positively to performance as international stocks generated higher returns than the domestic market.

FIXED-INCOME BOOSTED RESULTS

The portfolio's bond component advanced and outpaced the return of the Citigroup
BIG Index, with all of the outperformance occurring over the last six months of the year.

Defensive positioning was the key behind the bond portion's outperformance of the index. We maintained an underweight position in corporate bonds because of our belief that risk premiums were too low, and this strategy paid off as credit concerns led to weakness in corporate securities. Within the corporate sector, limited exposure to financials, which fell sharply amid the subprime turmoil, also boosted performance relative to the index.

Another aspect of our defensive positioning was a shift to an overweight position in Treasury bonds, which added value as a flight to quality boosted
Treasury bonds in the last half of the year. Toward the end of the year, we added a small position in inflation-indexed Treasury bonds, which we believe could outperform in 2008.

A steeper yield curve -- that is, a wider gap between short- and long-term bond yields -- provided a lift to performance as the bond portion of the portfolio was positioned to benefit from this development.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the ripple effects of the subprime mortgage debacle are still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation.

We will continue to focus on our disciplined investment approaches for both the stock and bond components of the portfolio, seeking to take advantage of investment opportunities created by changing economic and market conditions.

Key Fixed-Income Portfolio Statistics
                                               As of           As of
                                              12/31/07        6/30/07
Weighted Average Maturity                    5.0 years       5.7 years
Average Duration (modified)                  5.1 years       5.5 years

Types of Investments in Portfolio
                                              % of net       % of net
                                            assets as of   assets as of
                                              12/31/07        6/30/07
Domestic Common Stocks                         53.4%           54.9%
Foreign Common Stocks(1)                        5.7%           5.8%
U.S. Government Agency
Mortgage-Backed Securities                     14.1%           13.2%
Asset-Backed Securities and
Collateralized Mortgage Obligations            12.0%           8.9%
U.S. Treasury Securities                        8.3%           7.0%
Corporate Bonds                                 7.6%           5.5%
U.S. Government Agency Securities                -             5.1%
Other Securities                                0.3%           0.3%
Cash and Equivalents(2)                        (1.4)%         (0.7)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     Ending
                   Beginning      Account        Expenses Paid
                    Account        Value        During Period*       Annualized
                 Value 7/1/07     12/31/07     7/1/07 - 12/31/07   Expense Ratio*

Actual              $1,000       $1,006.90           $4.55              0.90%

Hypothetical        $1,000       $1,020.67           $4.58              0.90%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Balanced

DECEMBER 31, 2007

Shares/Principal Amount                                                      Value

Common Stocks -- 59.1%

EROSPACE & DEFENSE -- 1.3%
       10,805  Boeing Co.                                                $ 945,005
       14,028  Lockheed Martin Corp.                                     1,476,588
                                                                      ------------
                                                                         2,421,593
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.5%
        1,332  C.H. Robinson Worldwide Inc.                                 72,088
        2,479  FedEx Corp.                                                 221,052
        9,233  United Parcel Service, Inc. Cl B                            652,958
                                                                      ------------
                                                                           946,098
                                                                      ------------
AIRLINES(1)
        6,142  Southwest Airlines Co.                                       74,932
                                                                      ------------
AUTO COMPONENTS -- 0.4%
       10,043  Magna International Inc. Cl A                               807,758
                                                                      ------------
AUTOMOBILES -- 0.1%
       34,816  Ford Motor Co.(2)                                           234,312
                                                                      ------------
BEVERAGES -- 2.5%
       27,038  Anheuser-Busch Companies, Inc.                            1,415,169
        7,917  Coca-Cola Company (The)                                     485,866
       35,313  Coca-Cola Enterprises Inc.                                  919,197
       28,028  Pepsi Bottling Group Inc.                                 1,105,985
       13,737  PepsiAmericas, Inc.                                         457,717
        2,930  PepsiCo, Inc.                                               222,387
                                                                      ------------
                                                                         4,606,321
                                                                      ------------
BIOTECHNOLOGY -- 0.6%
       22,680  Gilead Sciences, Inc.(2)                                  1,043,507
                                                                      ------------
BUILDING PRODUCTS -- 0.1%
        6,255  Lennox International Inc.                                   259,082
                                                                      ------------
CAPITAL MARKETS -- 2.2%
        5,511  Goldman Sachs Group, Inc. (The)                           1,185,141
       29,472  Morgan Stanley                                            1,565,257
        6,639  Northern Trust Corp.                                        508,415
        9,811  State Street Corp.                                          796,653
                                                                      ------------
                                                                         4,055,466
                                                                      ------------
CHEMICALS -- 1.1%
        9,735  Celanese Corp., Series A                                    411,985
        1,566  CF Industries Holdings, Inc.                                172,354
       13,473  Mosaic Co. (The)(2)                                       1,271,043
        2,235  Terra Industries Inc.(2)                                    106,744
                                                                      ------------
                                                                         1,962,126
                                                                      ------------

Shares/Principal Amount                                                      Value

COMMERCIAL BANKS -- 1.0%
       12,974  Royal Bank of Canada                                      $ 662,193
       35,232  Wells Fargo & Co.                                         1,063,654
                                                                      ------------
                                                                         1,725,847
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
        9,072  Deluxe Corp.                                                298,378
        1,768  R.R. Donnelley & Sons Company                                66,724
                                                                      ------------
                                                                           365,102
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 1.2%
       63,886  Cisco Systems Inc.(2)                                     1,729,394
       13,447  QUALCOMM Inc.                                               529,139
                                                                      ------------
                                                                         2,258,533
                                                                      ------------
COMPUTERS & PERIPHERALS -- 2.5%
        7,428  Apple Inc.(2)                                             1,471,338
       47,317  Hewlett-Packard Co.                                       2,388,562
       26,510  Seagate Technology                                          676,005
                                                                      ------------
                                                                         4,535,905
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.7%
       13,002  Chicago Bridge & Iron Company New York Shares               785,841
        3,739  Fluor Corp.                                                 544,847
                                                                      ------------
                                                                         1,330,688
                                                                      ------------
CONSUMER FINANCE -- 1.0%
       28,926  American Express Co.                                      1,504,731
       15,665  Discover Financial Services                                 236,228
                                                                      ------------
                                                                         1,740,959
                                                                      ------------
CONTAINERS & PACKAGING -- 0.3%
        7,644  Owens-Illinois Inc.(2)                                      378,378
        7,316  Rock-Tenn Co. Cl A                                          185,900
                                                                      ------------
                                                                           564,278
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
       30,412  Bank of America Corp.                                     1,254,799
       32,651  Citigroup Inc.                                              961,245
       58,927  JPMorgan Chase & Co.                                      2,572,164
                                                                      ------------
                                                                         4,788,208
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
       44,467  AT&T Inc.                                                 1,848,049
          828  CenturyTel Inc.                                              34,329
       16,425  Verizon Communications Inc.                                 717,608
                                                                      ------------
                                                                         2,599,986
                                                                      ------------
ELECTRIC UTILITIES -- 1.6%
        2,551  Edison International                                        136,147
       12,194  Entergy Corp.                                             1,457,427

------
8

VP Balanced

Shares/Principal Amount                                                      Value

        4,149  FPL Group, Inc.                                           $ 280,763
       39,697  Reliant Energy, Inc.(2)                                   1,041,649
                                                                      ------------
                                                                         2,915,986
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.4%
        7,471  Emerson Electric Co.                                        423,307
       14,303  GrafTech International Ltd.(2)                              253,878
                                                                      ------------
                                                                           677,185
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
        4,852  Avnet, Inc.(2)                                              169,674
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.5%
        2,754  Cameron International Corp.(2)                              132,550
        9,984  Halliburton Co.                                             378,493
       22,128  National Oilwell Varco, Inc.(2)                           1,625,523
        5,846  Schlumberger Ltd.                                           575,071
                                                                      ------------
                                                                         2,711,637
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.8%
       51,727  Kroger Co. (The)                                          1,381,628
        1,462  Wal-Mart Stores, Inc.                                        69,489
                                                                      ------------
                                                                         1,451,117
                                                                      ------------
FOOD PRODUCTS -- 0.4%
       13,606  General Mills, Inc.                                         775,542
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
       27,574  Baxter International Inc.                                 1,600,671
       17,761  Becton, Dickinson & Co.                                   1,484,464
        1,474  Mettler-Toledo International, Inc.(2)                       167,741
                                                                      ------------
                                                                         3,252,876
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.2%
          354  AMERIGROUP Corp.(2)                                          12,903
        5,169  Express Scripts, Inc.(2)                                    377,337
       16,202  Humana Inc.(2)                                            1,220,173
          522  McKesson Corp.                                               34,196
        3,639  UnitedHealth Group Inc.                                     211,790
        6,884  WellCare Health Plans Inc.(2)                               291,950
                                                                      ------------
                                                                         2,148,349
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
        2,778  Choice Hotels International Inc.                             92,230
       28,246  McDonald's Corp.                                          1,663,971
        6,973  Yum! Brands, Inc.                                           266,857
                                                                      ------------
                                                                         2,023,058
                                                                      ------------
HOUSEHOLD DURABLES -- 0.2%
          157  Black & Decker Corp.                                         10,935
       11,619  Newell Rubbermaid Inc.                                      300,700
                                                                      ------------
                                                                           311,635
                                                                      ------------

Shares/Principal Amount                                                      Value

HOUSEHOLD PRODUCTS -- 0.7%
        3,365  Colgate-Palmolive Co.                                     $ 262,335
        1,109  Energizer Holdings Inc.(2)                                  124,352
       11,323  Procter & Gamble Co. (The)                                  831,335
                                                                      ------------
                                                                         1,218,022
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 1.2%
       58,270  General Electric Co.                                      2,160,069
                                                                      ------------
INSURANCE -- 2.0%
        9,870  Ace, Ltd.                                                   609,769
        3,023  American International Group, Inc.                          176,241
       15,229  Arch Capital Group Ltd.(2)                                1,071,359
        5,103  Aspen Insurance Holdings Ltd.                               147,171
       23,369  Axis Capital Holdings Ltd.                                  910,690
        8,543  Endurance Specialty Holdings Ltd.                           356,499
        5,680  Travelers Companies, Inc. (The)                             305,584
                                                                      ------------
                                                                         3,577,313
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.6%
        9,967  Amazon.com, Inc.(2)                                         923,343
        4,057  NetFlix, Inc.(2)(3)                                         107,997
                                                                      ------------
                                                                         1,031,340
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 1.1%
       19,947  eBay Inc.(2)                                                662,041
        1,948  Google Inc. Cl A(2)                                       1,347,003
                                                                      ------------
                                                                         2,009,044
                                                                      ------------
IT SERVICES -- 3.0%
       36,438  Accenture Ltd. Cl A                                       1,312,861
       23,619  International Business Machines Corp.                     2,553,135
        1,836  MasterCard Inc. Cl A                                        395,107
       48,963  Western Union Co. (The)                                   1,188,822
                                                                      ------------
                                                                         5,449,925
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS(1)
          411  Polaris Industries Inc.(3)                                   19,633
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
        7,212  Invitrogen Corp.(2)                                         673,673
                                                                      ------------
MACHINERY -- 1.2%
        2,184  AGCO Corp.(2)                                               148,468
        6,207  Caterpillar Inc.                                            450,380
       15,664  Deere & Co.(3)                                            1,458,632
        1,738  Parker-Hannifin Corp.                                       130,889
                                                                      ------------
                                                                         2,188,369
                                                                      ------------

------
9

VP Balanced

Shares/Principal Amount                                                      Value

MEDIA -- 2.4%
       34,342  DIRECTV Group, Inc. (The)(2)                              $ 793,987
       30,410  EchoStar Communications Corp. Cl A(2)                     1,147,065
        2,511  Omnicom Group Inc.                                          119,348
        7,727  Regal Entertainment Group Cl A(3)                           139,627
        7,742  Viacom Inc. Cl B(2)                                         340,029
       55,905  Walt Disney Co. (The)                                     1,804,613
                                                                      ------------
                                                                         4,344,669
                                                                      ------------
METALS & MINING -- 0.9%
        8,922  Freeport-McMoRan Copper & Gold, Inc.                        913,970
        6,777  Southern Copper Corp.(3)                                    712,466
                                                                      ------------
                                                                         1,626,436
                                                                      ------------
OFFICE ELECTRONICS -- 0.4%
       46,141  Xerox Corp.                                                 747,023
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 6.6%
       15,964  Chevron Corp.                                             1,489,920
       30,059  ConocoPhillips                                            2,654,210
       19,319  EnCana Corp.(3)                                           1,312,919
       60,957  Exxon Mobil Corp.                                         5,711,062
        6,478  Occidental Petroleum Corp.                                  498,741
        1,847  Petro-Canada                                                 99,036
        4,643  Valero Energy Corp.                                         325,149
                                                                      ------------
                                                                        12,091,037
                                                                      ------------
PHARMACEUTICALS -- 3.0%
       23,359  Eli Lilly and Company(4)                                  1,247,130
       43,695  Johnson & Johnson(4)                                      2,914,378
       15,602  Merck & Co., Inc.                                           906,632
       12,441  Pfizer Inc.                                                 282,783
        1,642  Watson Pharmaceuticals, Inc.(2)                              44,564
                                                                      ------------
                                                                         5,395,487
                                                                      ------------
ROAD & RAIL -- 0.4%
        2,489  Burlington Northern Santa Fe Corp.                          207,159
        3,713  CSX Corp.                                                   163,298
        3,160  Norfolk Southern Corp.                                      159,390
        2,155  Union Pacific Corp.                                         270,712
                                                                      ------------
                                                                           800,559
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.8%
          276  ASM International N.V.(3)                                     6,610
       86,329  Intel Corp.                                               2,301,531
       24,391  NVIDIA Corp.(2)                                             829,782
        5,240  Texas Instruments Inc.                                      175,016
                                                                      ------------
                                                                         3,312,939
                                                                      ------------

Shares/Principal Amount                                                      Value

SOFTWARE -- 2.3%
       36,078  Adobe Systems Inc.(2)                                   $ 1,541,613
       58,720  Microsoft Corporation                                     2,090,432
       22,720  Oracle Corp.(2)                                             513,018
                                                                      ------------
                                                                         4,145,063
                                                                      ------------
SPECIALTY RETAIL -- 1.8%
       11,770  AutoZone, Inc.(2)                                         1,411,343
        3,989  Barnes & Noble Inc.                                         137,421
        4,039  GameStop Corp. Cl A(2)                                      250,862
       30,596  RadioShack Corp.                                            515,849
       34,511  TJX Companies, Inc. (The)                                   991,501
                                                                      ------------
                                                                         3,306,976
                                                                      ------------
THRIFTS & MORTGAGE FINANCE(1)
        4,827  Washington Mutual, Inc.                                      65,695
                                                                      ------------
TOBACCO -- 0.4%
        5,324  Altria Group Inc.                                           402,388
        5,837  UST Inc.                                                    319,868
                                                                      ------------
                                                                           722,256
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
        3,895  Rogers Communications Inc. Cl B                             176,249
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $93,059,843)                                                     107,819,537
                                                                      ------------

U.S. Government Agency Mortgage-Backed Securities(5) -- 12.4%

     $ 61,287  FHLMC, 7.00%, 11/1/13(4)                                     63,775
      114,898  FHLMC, 6.50%, 6/1/16(4)                                     118,983
       93,791  FHLMC, 6.50%, 6/1/16(4)                                      97,126
      800,329  FHLMC, 4.50%, 1/1/19(4)                                     787,233
       27,475  FHLMC, 6.50%, 1/1/28(4)                                      28,532
       18,729  FHLMC, 6.50%, 6/1/29(4)                                      19,412
       23,266  FHLMC, 8.00%, 7/1/30(4)                                      24,923
      737,122  FHLMC, 5.50%, 12/1/33(4)                                    737,026
       83,502  FHLMC, 6.50%, 7/1/47(4)                                      84,676
    4,518,873  FNMA, 6.00%, settlement date 1/14/08(6)                   4,588,774
    1,518,000  FNMA, 6.50%, settlement date 1/14/08(6)                   1,560,457
       41,488  FNMA, 5.50%, 12/1/08(4)                                      41,508
        7,163  FNMA, 6.50%, 11/1/11(4)                                       7,378
        7,683  FNMA, 6.00%, 4/1/13(4)                                        7,877
       17,813  FNMA, 6.00%, 4/1/13(4)                                       18,265
        4,477  FNMA, 6.00%, 5/1/13(4)                                        4,591
       30,241  FNMA, 6.50%, 6/1/13(4)                                       31,350
        3,998  FNMA, 6.50%, 6/1/13(4)                                        4,145
        7,419  FNMA, 6.00%, 7/1/13(4)                                        7,607
       97,009  FNMA, 6.00%, 1/1/14(4)                                       99,471

------
10

VP Balanced

Shares/Principal Amount                                                      Value

    $ 411,035  FNMA, 4.50%, 5/1/19(4)                                    $ 404,394
      424,242  FNMA, 4.50%, 5/1/19(4)                                      417,388
        7,092  FNMA, 6.50%, 1/1/28(4)                                        7,365
       25,593  FNMA, 7.00%, 1/1/28(4)                                       26,997
       56,093  FNMA, 6.50%, 1/1/29(4)                                       58,149
       62,182  FNMA, 7.50%, 7/1/29(4)                                       66,492
       22,100  FNMA, 7.50%, 9/1/30(4)                                       23,596
       66,882  FNMA, 6.50%, 1/1/32(4)                                       69,172
      525,895  FNMA, 5.50%, 6/1/33(4)                                      526,368
      882,087  FNMA, 5.50%, 7/1/33(4)                                      882,879
      418,484  FNMA, 5.50%, 8/1/33(4)                                      418,860
    2,059,515  FNMA, 5.00%, 11/1/33(4)                                   2,012,889
    1,848,348  FNMA, 5.50%, 1/1/34(4)                                    1,850,008
    1,437,262  FNMA, 5.00%, 8/1/35(4)                                    1,403,385
    1,398,061  FNMA, 4.50%, 9/1/35(4)                                    1,324,356
    1,815,593  FNMA, 5.00%, 2/1/36(4)                                    1,772,798
    1,082,091  FNMA, 6.50%, 8/1/37(4)                                    1,104,218
       40,621  FNMA, 6.50%, 6/1/47(4)                                       41,192
      150,387  FNMA, 6.50%, 8/1/47(4)                                      152,501
      106,979  FNMA, 6.50%, 8/1/47(4)                                      108,483
      234,612  FNMA, 6.50%, 9/1/47(4)                                      237,911
      135,624  FNMA, 6.50%, 9/1/47(4)                                      137,531
      168,441  FNMA, 6.50%, 9/1/47(4)                                      170,810
       18,231  FNMA, 6.50%, 9/1/47(4)                                       18,487
      136,892  FNMA, 6.50%, 9/1/47(4)                                      138,817
       60,129  GNMA, 7.00%, 4/20/26(4)                                      63,694
       34,403  GNMA, 7.50%, 8/15/26(4)                                      36,752
       11,661  GNMA, 7.00%, 2/15/28(4)                                      12,378
       20,394  GNMA, 7.50%, 2/15/28(4)                                      21,778
       27,357  GNMA, 6.50%, 3/15/28(4)                                      28,398
        3,392  GNMA, 6.50%, 5/15/28(4)                                       3,521
        4,448  GNMA, 6.50%, 5/15/28(4)                                       4,617
       16,278  GNMA, 7.00%, 12/15/28(4)                                     17,280
        6,003  GNMA, 8.00%, 12/15/29(4)                                      6,498
      118,426  GNMA, 7.00%, 5/15/31(4)                                     125,573
      545,066  GNMA, 5.50%, 11/15/32(4)                                    549,752
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $22,509,096)                                                      22,578,396
                                                                      ------------

Collateralized Mortgage Obligations(5) -- 10.4%

      632,839  Banc of America Alternative Loan Trust, Series
               2007-2, Class 2A4, 5.75%, 6/25/37(4)                        621,693
    4,086,564  Banc of America Commercial Mortgage Inc. STRIPS -
               COUPON, Series 2004-1, Class XP, VRN, 0.80%,
               1/1/08(4) 67,224

Shares/Principal Amount                                                      Value

    $ 450,000  Banc of America Commercial Mortgage Inc., Series
               2004-2, Class A3 SEQ, 4.05%, 11/10/38(4)                  $ 444,245
      300,000  Banc of America Commercial Mortgage Inc., Series
               2006-6, Class A3 SEQ, 5.37%, 12/10/16(4)                    299,959
      690,000  Banc of America Commercial Mortgage Inc., Series
               2007-4, Class A3 SEQ, 5.81%, 8/10/14(4)                     707,148
    5,608,620  Bear Stearns Commercial Mortgage Securities Trust
               STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
               0.91%, 1/1/08(4)                                            147,495
      363,814  Bear Stearns Commercial Mortgage Securities Trust,
               Series 2006 BBA7, Class A1, VRN, 5.14%, 1/15/08,
               resets monthly off the 1-month LIBOR plus 0.11%
               with no caps (Acquired 6/5/06, Cost $363,814)(4)(7)         352,547
      800,000  Bear Stearns Commercial Mortgage Securities Trust,
               Series 2006 PW14, Class A4 SEQ, 5.20%, 12/1/38(4)           793,472
       19,514  Commercial Mortgage Pass-Through Certificates, Series 2005 F10A,
               Class A1, VRN, 5.13%, 1/15/08, resets monthly off the 1-month
               LIBOR plus 0.10%
               with no caps (Acquired 3/18/05, Cost $19,514)(4)(7)          19,418
       18,103  Commercial Mortgage Pass-Through Certificates,
               Series 2005 FL11, Class A1, VRN, 5.18%, 1/15/08, resets monthly off the 1-month LIBOR plus 0.15%
               with no caps (Acquired 11/18/05, Cost $18,103)(4)(7)         18,015
    1,484,000  Countrywide Home Loan Mortgage Pass-Through Trust,
               Series 2007-16, Class A1, 6.50%, 10/25/37(4)              1,506,350
      150,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2000 C1, Class B, VRN, 7.79%,
               1/11/08(4) 160,503
      300,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
               6/15/34(4) 315,593

------
11

VP Balanced

Shares/Principal Amount                                                      Value

    $ 300,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
               4/15/37(4)                                                $ 314,626
    1,500,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2002 CKP1, Class B, 6.57%, 12/15/35(4)      1,600,080
      636,631  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2003 AR28, Class 2A1, 4.41%,
               12/25/33(4) 633,550 200,000 Credit Suisse Mortgage Capital
      Certificates, Series
               2007 TF2A, Class A1, VRN, 5.21%, 1/15/08, resets monthly off the
               1-month LIBOR plus 0.18% with no
               caps(4)                                                     192,826
      729,978  FHLMC, Series 2527, Class BN SEQ, 5.00%, 2/15/16(4)         729,181
      554,787  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(4)             555,492
      350,000  FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(4)         339,079
      307,798  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(4)            307,340
      122,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(4)           121,327
      788,060  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
               4/25/23(4) 790,091
    1,100,000  GMAC Commercial Mortgage Securities, Inc., Series
               2005 C1, Class A2 SEQ, 4.47%, 5/10/43(4)                  1,089,118
      500,000  Greenwich Capital Commercial Funding Corp., Series
               2005 GG3, Class A2 SEQ, VRN, 4.31%, 1/10/10(4)              494,032
      169,727  Greenwich Capital Commercial Funding Corp., Series
               2006 FL4A, Class A1, VRN, 5.34%, 1/7/08, resets
               monthly off the 1-month LIBOR plus 0.09% with no
               caps (Acquired 12/14/06, Cost $169,727)(4)(7)               164,862
      142,777  GS Mortgage Securities Corp. II, Series 2007 EOP,
               Class A1 VRN, 5.34%, 1/7/08, resets monthly off the
               1-month LIBOR plus 0.09% with no caps(4)                    136,551
      455,067  JPMorgan Mortgage Trust, Series 2005 A8, Class 6A2,
               5.13%, 11/25/35(4)                                          452,178

Shares/Principal Amount                                                      Value

   $1,000,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
               Class A3 SEQ, 3.85%, 5/15/27(4)                           $ 974,125
      300,000  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
               Class A2 SEQ, 3.62%, 1/15/29(4)                             295,894
      411,476  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
               Class A2 SEQ, 4.82%, 4/15/30(4)                             410,474
      900,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
               Class A3 SEQ, 4.65%, 7/30/30(4)                             885,526
      100,000  LB-UBS Commercial Mortgage Trust, Series 2006 C1,
               Class A4 SEQ, 5.16%, 2/15/31(4)                              99,044
       83,856  Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2006 LLFA, Class A1, VRN, 5.11%,
               1/15/08, resets monthly off the 1-month LIBOR plus
               0.08% with no caps (Acquired 8/7/06, Cost
               $83,856)(4)(7)                                               83,728
       37,765  MASTR Alternative Loans Trust, Series 2003-8, Class
               4A1, 7.00%, 12/25/33(4)                                      38,394
      269,383  Merrill Lynch Floating Trust, Series 2006-1, Class
               A1, VRN, 5.10%, 1/15/08, resets monthly off the
               1-month LIBOR plus 0.07% with no caps (Acquired
               10/31/06, Cost $269,383)(4)(7)                              261,429
      273,865  Thornburg Mortgage Securities Trust, Series 2006-5, Class A1,
               VRN, 4.99%, 1/25/08, resets monthly off the 1-month LIBOR plus
               0.12% with no caps(4) 267,817
    1,337,000  Wachovia Bank Commercial Mortgage Trust, Series
               2006 C23, Class A4, 5.42%, 1/15/45(4)                     1,346,317
      275,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2005 AR4, Class A3, 4.59%,
               4/25/35(4)                                                  272,756
      724,164  Wells Fargo Mortgage Backed Securities Trust,
               Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37(4)            727,547
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $18,955,708)                                                      19,037,046
                                                                      ------------

------
12

VP Balanced

Shares/Principal Amount                                                      Value

U.S. Treasury Securities -- 8.3%

    $ 580,000  U.S. Treasury Bonds, 8.125%, 8/15/19(3)(4)                $ 782,004
    1,770,000  U.S. Treasury Bonds, 8.125%, 8/15/21(3)(4)                2,438,590
    2,300,000  U.S. Treasury Bonds, 7.125%, 2/15/23(3)(4)                2,968,798
      190,000  U.S. Treasury Bonds, 6.25%, 5/15/30(3)(4)                   237,174
      297,000  U.S. Treasury Bonds, 4.75%, 2/15/37(3)(4)                   310,922
    1,926,941  U.S. Treasury Inflation Indexed Bonds, 2.375%,
               1/15/27(3)(4)                                             2,038,344
      875,135  U.S. Treasury Inflation Indexed Notes, 2.00%,
               4/15/12(3)(4)                                               907,269
      904,552  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/14(4)                                                  934,587
    2,200,000  U.S. Treasury Notes, 4.50%, 11/15/15(3)(4)                2,292,985
    2,200,000  U.S. Treasury Notes, 4.75%, 8/15/17(3)(4)                 2,324,267
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $14,710,556)                                                      15,234,940
                                                                      ------------

Corporate Bonds -- 7.6%

AEROSPACE & DEFENSE -- 0.3%
       57,000  Honeywell International Inc., 5.30%, 3/15/17(4)              57,181
      112,000  Lockheed Martin Corp., 6.15%, 9/1/36(4)                     116,234
      155,000  United Technologies Corp., 4.375%, 5/1/10(4)                155,525
      134,000  United Technologies Corp., 6.05%, 6/1/36(4)                 138,344
                                                                      ------------
                                                                           467,284
                                                                      ------------
AUTOMOBILES -- 0.1%
       70,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
               3/15/11(4)                                                   71,080
      100,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
               11/15/13(4) 104,628
                                                                      ------------
                                                                           175,708
                                                                      ------------
BEVERAGES -- 0.4%
      170,000  Coca-Cola Company (The), 5.35%, 11/15/17(4)                 174,505
      130,000  Diageo Capital plc, 5.75%, 10/23/17(4)                      130,981
      124,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
               1/6/04, Cost $126,011)(4)(7)                                123,479
       80,000  PepsiCo, Inc., 4.65%, 2/15/13(4)                             80,628

Shares/Principal Amount                                                      Value

    $ 190,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
               Cost $189,865)(4)(7)                                      $ 198,926
                                                                      ------------
                                                                           708,519
                                                                      ------------
CAPITAL MARKETS -- 0.1%
       98,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(4)                  96,117
      180,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(4)                 178,465
                                                                      ------------
                                                                           274,582
                                                                      ------------
CHEMICALS(1)
       70,000  Rohm and Haas Co., 5.60%, 3/15/13(4)                         72,819
                                                                      ------------
COMMERCIAL BANKS -- 0.4%
      130,000  PNC Bank N.A., 4.875%, 9/21/17(4)                           119,319
       80,000  PNC Bank N.A., 6.00%, 12/7/17(4)                             79,498
       97,000  PNC Funding Corp., 5.125%, 12/14/10(4)                       97,746
      110,000  Wachovia Bank N.A., 4.80%, 11/1/14(4)                       104,714
      172,000  Wachovia Bank N.A., 4.875%, 2/1/15(4)                       163,978
      152,000  Wells Fargo & Co., 4.625%, 8/9/10(4)                        152,210
                                                                      ------------
                                                                           717,465
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
       50,000  Deluxe Corp., 7.375%, 6/1/15(4)                              50,000
       70,000  Pitney Bowes, Inc., 5.75%, 9/15/17(4)                        70,901
                                                                      ------------
                                                                           120,901
                                                                      ------------
CONSUMER FINANCE(1)
       70,000  American Express Centurion Bank, 4.375%, 7/30/09(4)          69,720
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
      240,000  Bank of America Corp., 4.375%, 12/1/10(4)                   239,721
      124,000  Bank of America N.A., 5.30%, 3/15/17(4)                     120,791
      110,000  Bank of America N.A., 6.00%, 10/15/36(4)                    105,558
       90,000  Citigroup Inc., 5.00%, 9/15/14(4)                            85,876
      100,000  General Electric Capital Corp., 6.125%, 2/22/11(4)          104,608
      140,000  General Electric Capital Corp., 5.625%, 9/15/17(4)          143,904
      152,000  John Deere Capital Corp., 4.50%, 8/25/08(4)                 151,589

------
13

VP Balanced

Shares/Principal Amount                                                      Value

    $ 157,000  John Deere Capital Corp., 5.50%, 4/13/17(4)               $ 158,520
      130,000  Pricoa Global Funding I, 5.40%, 10/18/12 (Acquired
               10/11/07, Cost $129,741)(4)(7)                              134,964
                                                                      ------------
                                                                         1,245,531
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
      154,000  AT&T Corp., 7.30%, 11/15/11(4)                              167,001
      110,000  AT&T Inc., 6.80%, 5/15/36(4)                                119,420
       24,000  BellSouth Corp., 6.875%, 10/15/31(4)                         25,665
      200,000  British Telecommunications plc, 5.95%, 1/15/18(4)           201,964
       65,000  Embarq Corp., 7.08%, 6/1/16(4)                               67,080
       30,000  Qwest Corp., 7.875%, 9/1/11(4)                               31,350
       60,000  Qwest Corp., 7.50%, 10/1/14(4)                               61,200
      150,000  Telecom Italia Capital SA, 4.00%, 1/15/10(4)                146,986
       70,000  Telecom Italia Capital SA, 5.25%, 10/1/15(4)                 68,304
       80,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(4)                  89,715
       90,000  Verizon Communications Inc., 5.55%, 2/15/16(4)               91,113
       64,000  Verizon Communications Inc., 6.25%, 4/1/37(4)                65,854
                                                                      ------------
                                                                         1,135,652
                                                                      ------------
ELECTRIC UTILITIES -- 0.3%
      147,000  Carolina Power & Light Co., 5.15%, 4/1/15(4)                146,033
      118,000  Cleveland Electric Illuminating Co. (The), 5.70%,
               4/1/17(4)                                                   115,431
       79,000  Florida Power Corp., 4.50%, 6/1/10(4)                        79,565
       70,000  Florida Power Corp., 6.35%, 9/15/37(4)                       74,005
      102,000  Southern California Edison Co., 5.625%, 2/1/36(4)            97,940
       60,000  Toledo Edison Co., 6.15%, 5/15/37(4)                         56,092
                                                                      ------------
                                                                           569,066
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.1%
      100,000  Rockwell Automation, Inc., 6.25%, 12/1/37(4)                100,738
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.2%
       80,000  CVS Caremark Corp., 5.75%, 6/1/17(4)                         80,660
      132,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(4)                    132,496
      138,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(4)                    136,109

Shares/Principal Amount                                                      Value

     $ 80,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(4)                    $84,525
                                                                      ------------
                                                                           433,790
                                                                      ------------
FOOD PRODUCTS -- 0.4%
      205,000  Cadbury Schweppes U.S. Finance LLC, 3.875%, 10/1/08
               (Acquired 6/14/05-10/17/06, Cost $200,791)(4)(7)            203,795
      170,000  General Mills Inc., 5.65%, 9/10/12(4)                       172,950
       70,000  Kellogg Co., 6.60%, 4/1/11(4)                                74,230
      100,000  Kellogg Co., 5.125%, 12/3/12(4)                             100,946
      100,000  Kraft Foods Inc., 6.00%, 2/11/13(4)                         102,923
                                                                      ------------
                                                                           654,844
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
      220,000  Baxter Finco BV, 4.75%, 10/15/10(4)                         221,277
      150,000  Baxter International Inc., 5.90%, 9/1/16(4)                 156,120
       70,000  Baxter International Inc., 6.25%, 12/1/37(4)                 72,069
                                                                      ------------
                                                                           449,466
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
       70,000  McDonald's Corp., 6.30%, 10/15/37(4)                         72,841
      170,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(4)             168,439
      140,000  Yum! Brands, Inc., 6.875%, 11/15/37(4)                      139,791
                                                                      ------------
                                                                           381,071
                                                                      ------------
HOUSEHOLD PRODUCTS -- 0.1%
       70,000  Kimberly-Clark Corp., 6.125%, 8/1/17(4)                      73,886
      100,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(4)                100,932
                                                                      ------------
                                                                           174,818
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.2%
      357,000  General Electric Co., 5.00%, 2/1/13(4)                      361,945
       70,000  General Electric Co., 5.25%, 12/6/17(4)                      69,984
                                                                      ------------
                                                                           431,929
                                                                      ------------
INSURANCE -- 0.4%
      170,000  Allstate Financial Global Funding, 4.25%, 9/10/08
               (Acquired 9/3/03, Cost $169,667)(4)(7)                      169,574
      125,000  Hartford Financial Services Group Inc. (The),
               5.375%, 3/15/17(4)                                          121,003

------
14

VP Balanced

Shares/Principal Amount                                                      Value

    $ 140,000  Lincoln National Corp., 6.30%, 10/9/37(4)                 $ 136,586
      100,000  Prudential Financial, Inc., 6.00%, 12/1/17(4)                99,772
       80,000  Prudential Financial, Inc., 5.40%, 6/13/35(4)                69,209
       70,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37(4)           68,026
                                                                      ------------
                                                                           664,170
                                                                      ------------
IT SERVICES -- 0.1%
      140,000  International Business Machines Corp., 5.70%,
               9/14/17(4) 144,996
                                                                      ------------
MACHINERY -- 0.1%
       70,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
               Cost $69,969)(4)(7)                                          70,152
       70,000  Caterpillar Financial Services Corp., 4.85%,
               12/7/12(4) 70,197
                                                                      ------------
                                                                           140,349
                                                                      ------------
MEDIA -- 0.4%
      144,000  Comcast Corp., 5.90%, 3/15/16(4)                            145,111
       80,000  News America Holdings, 7.75%, 1/20/24(4)                     90,192
      190,000  Rogers Cable Inc., 6.25%, 6/15/13(4)                        195,193
      190,000  Time Warner Cable Inc., 5.40%, 7/2/12(4)                    190,570
       50,000  Time Warner Inc., 5.50%, 11/15/11(4)                         50,248
       24,000  Time Warner Inc., 7.625%, 4/15/31(4)                         26,635
                                                                      ------------
                                                                           697,949
                                                                      ------------
METALS & MINING -- 0.1%
      130,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
               (Acquired 11/8/06-11/17/06, Cost $130,076)(4)(7)            132,369
       58,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
               (Acquired 11/8/06, Cost $57,857)(4)(7)                       56,976
                                                                      ------------
                                                                           189,345
                                                                      ------------
MULTI-UTILITIES -- 0.5%
      156,000  CenterPoint Energy Resources Corp., 6.50%, 2/1/08(4)        156,118
       70,000  CenterPoint Energy Resources Corp., 6.125%,
               11/1/17(4) 71,369 100,000 CenterPoint Energy Resources Corp.,
      6.25%, 2/1/37(4) 96,280 134,000 Consolidated Edison Co. of New York, Inc.,
      Series
               2006 C, 5.50%, 9/15/16(4)                                   134,825

Shares/Principal Amount                                                      Value

    $ 190,000  Dominion Resources Inc., 4.125%, 2/15/08(4)               $ 189,753
       76,000  Dominion Resources Inc., 4.75%, 12/15/10(4)                  76,199
      140,000  NSTAR Electric Co., 5.625%, 11/15/17(4)                     142,707
       80,000  Pacific Gas & Electric Co., 6.05%, 3/1/34(4)                 80,128
       48,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(4)                 46,444
                                                                      ------------
                                                                           993,823
                                                                      ------------
MULTILINE RETAIL -- 0.2%
       52,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(4)           50,710
       70,000  Kohl's Corp., 6.875%, 12/15/37(4)                            68,148
      180,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(4)            176,521
                                                                      ------------
                                                                           295,379
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
       70,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(4)           69,699
       76,000  Devon Financing Corp., ULC, 7.875%, 9/30/31(4)               92,190
      232,000  Enterprise Products Operating L.P., 4.95%, 6/1/10(4)        232,284
       80,000  Enterprise Products Operating L.P., 6.30%,
               9/15/17(4)                                                   82,001
      110,000  Nexen Inc., 6.40%, 5/15/37(4)                               110,178
      181,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(4)        189,156
       80,000  Tesoro Corp., 6.25%, 11/1/12(4)                              80,400
       60,000  Tesoro Corp., 6.50%, 6/1/17(4)                               59,700
       40,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(4)               39,850
      101,000  XTO Energy Inc., 5.30%, 6/30/15(4)                          100,698
       80,000  XTO Energy Inc., 6.10%, 4/1/36(4)                            78,356
                                                                      ------------
                                                                         1,134,512
                                                                      ------------
PHARMACEUTICALS -- 0.4%
       85,000  Abbott Laboratories, 5.875%, 5/15/16(4)                      88,933
       70,000  Abbott Laboratories, 6.15%, 11/30/37(4)                      74,121
      310,000  AstraZeneca plc, 5.40%, 9/15/12(4)                          320,824
      110,000  AstraZeneca plc, 5.90%, 9/15/17(4)                          115,720
      157,000  Wyeth, 5.95%, 4/1/37(4)                                     157,961
                                                                      ------------
                                                                           757,559
                                                                      ------------

------
15

VP Balanced

Shares/Principal Amount                                                      Value

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    $ 140,000  ProLogis, 5.625%, 11/15/16(4)                             $ 130,048
                                                                      ------------
ROAD & RAIL -- 0.1%
      100,000  Union Pacific Corp., 5.75%, 11/15/17(4)                      99,806
                                                                      ------------
SOFTWARE -- 0.1%
       75,000  Intuit Inc., 5.75%, 3/15/17(4)                               73,916
      161,000  Oracle Corp., 5.00%, 1/15/11(4)                             163,242
                                                                      ------------
                                                                           237,158
                                                                      ------------
SPECIALTY RETAIL(1)
       70,000  Lowe's Companies, Inc., 5.60%, 9/15/12(4)                    71,966
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
      103,000  Nextel Communications Inc., 5.95%, 3/15/14(4)                96,940
       92,000  Vodafone Group plc, 5.625%, 2/27/17(4)                       91,771
                                                                      ------------
                                                                           188,711
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $13,821,735)                                                      13,929,674
                                                                      ------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(5) -- 1.7%

      578,370  FHLMC, 6.80%, 8/1/36(4)                                     590,820
      931,257  FHLMC, 5.99%, 11/1/36(4)                                    943,207
      495,043  FNMA, 6.50%, 5/1/36(4)                                      508,014
      324,486  FNMA, 6.42%, 9/1/36(4)                                      331,584
      336,502  FNMA, 6.46%, 9/1/36(4)                                      343,198
      399,927  FNMA, 5.97%, 6/1/37(4)                                      406,490
                                                                      ------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES
(Cost $3,128,685)                                                        3,123,313
                                                                      ------------

Asset-Backed Securities(5) -- 1.6%

       42,224  Accredited Mortgage Loan Trust, Series 2006-1,
               Class A1, VRN, 4.93%, 1/25/08, resets monthly off
               the 1-month LIBOR plus 0.06% with no caps(4)                 42,083
      142,482  Accredited Mortgage Loan Trust, Series 2006-2,
               Class A1, VRN, 4.91%, 1/25/08, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps(4)                140,764

Shares/Principal Amount                                                      Value

    $284,694   Capital One Prime Auto Receivables Trust, Series 2004-2, Class
               A4, VRN, 5.09%, 1/15/08, resets monthly off the 1-month LIBOR
               plus 0.06% with no caps(4)                                $ 284,710

    1,200,000  Citibank Credit Card Issuance Trust, Series 2007
               A2, VRN, 4.79%, 2/21/08, resets quarterly off the
               3-month LIBOR minus 0.01% with no caps(4)                 1,192,703
      300,000  CNH Equipment Trust, Series 2007 C, Class A3A SEQ,
               5.21%, 12/15/11(4)                                          302,280
       20,775  Countrywide Asset-Backed Certificates, Series 2006
               BC2, Class 2A1, VRN, 4.91%, 1/25/08, resets monthly
               off the 1-month LIBOR plus 0.04% with no caps(4)             20,624
      217,891  Long Beach Mortgage Loan Trust, Series 2006-6,
               Class 2A1, VRN, 4.91%, 1/25/08, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps(4)                213,877
      112,789  SLM Student Loan Trust, Series 2006-5, Class A2, VRN, 5.07%,
               1/25/08, resets quarterly off the
               3-month LIBOR minus 0.01% with no caps(4)                   112,778
      202,986  SLM Student Loan Trust, Series 2006-10, Class A2,
               VRN, 5.09%, 1/25/08, resets quarterly off the
               3-month LIBOR plus 0.01% with no caps(4)                    203,063
      250,000  SLM Student Loan Trust, Series 2007-8, Class A1,
               VRN, 5.43%, 1/25/08, resets quarterly off the
               3-month LIBOR plus 0.23% with no caps(4)                    249,385
      141,146  Soundview Home Equity Loan Trust, Series 2006-3,
               Class A1, VRN, 4.91%, 1/25/08, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps(4)                140,181
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,914,958)                                                        2,902,448
                                                                      ------------

------
16

VP Balanced

Shares/Principal Amount                                                      Value

Municipal Securities -- 0.2%

    $ 300,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33             $ 289,551
(Cost $302,402)
                                                                      ------------

Sovereign Governments & Agencies -- 0.1%

       44,000  Hydro Quebec, 8.40%, 1/15/22(4)                              59,715
      170,000  Province of Quebec, 5.00%, 7/17/09(4)                       172,693
                                                                      ------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $223,167)                                                            232,408
                                                                      ------------

Temporary Cash Investments -- 1.0%

    1,800,000  FHLB Discount Notes, 3.15%, 1/2/08(4)(8)                  1,800,000
(Cost $1,799,843)
                                                                      ------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments - Securities Lending Collateral(9) -- 7.6%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value
$6,001,473)                                                            $ 6,000,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $3,434,739)                                                        3,433,890

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery
value $4,515,151)                                                        4,514,060
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $13,947,950)                                                      13,947,950
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 110.0%
(Cost $185,373,943)                                                    200,895,263
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (10.0)%                               (18,306,205)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $182,589,058
                                                                      ============

Futures Contracts
                                                 Underlying Face       Unrealized
   Contracts Purchased      Expiration Date      Amount at Value      Gain (Loss)

   101  U.S. Treasury
        2-Year Notes          March 2008           $21,235,250          $ 94,519

   185  U.S. Treasury
        5-Year Notes          March 2008            20,402,031          308,696
                                                   ------------       -----------
                                                   $41,637,281          $403,215
                                                   ============       ===========

                                                 Underlying Face       Unrealized
      Contracts Sold        Expiration Date      Amount at Value      Gain (Loss)

    40  U.S. Long Bond         March 2008          $ 4,655,000         $ (85,486)

   111  U.S. Treasury
        10-Year Notes          March 2008           12,586,359         (205,339)
                                                   ------------       -----------
                                                   $17,241,359         $(290,825)
                                                   ============       ===========

------
17

VP Balanced

Swap Agreements

Notional                                                Expiration    Unrealized
Amount          Description of Agreement                   Date       Gain (Loss)

CREDIT DEFAULT

    $3,350,000  Pay quarterly a fixed rate equal to      June 2012     $ 69,749
                0.35% multiplied by the notional
                amount and receive from Barclays
                Bank plc upon each default event
                of one of the issues of Dow Jones
                CDX N.A. Investment Grade 8,
                par value of the proportional
                notional amount.
       190,000  Pay quarterly a fixed rate equal to      September       (104)
                0.35% multiplied by the notional           2012
                amount and receive from Merrill Lynch
                International upon each default event
                of Computer Sciences Corp., par value
                of the proportional notional amount.
       140,000  Pay quarterly a fixed rate equal to      September       1,854
                0.36% multiplied by the notional           2012
                amount and receive from Barclays Bank
                plc upon each default event of
                Whirlpool Corp., par value of the
                proportional notional amount.
       580,000  Pay quarterly a fixed rate equal to      September        705
                0.47% multiplied by the notional           2012
                amount and receive from Deutsche Bank
                AG upon each default event of
                JPMorgan Chase & Co., par value of
                the proportional notional amount.
       770,000  Pay quarterly a fixed rate equal to      September      11,233
                0.63% multiplied by the notional           2012
                amount and receive from Deutsche Bank
                AG upon each default event of Morgan
                Stanley, par value of the
                proportional notional amount.
       770,000  Pay quarterly a fixed rate equal to      September      15,116
                1.32% multiplied by the notional           2012
                amount and receive from Deutsche Bank
                AG upon each default event of Bear
                Stearns Companies Inc. (The), par
                value of the proportional notional
                amount.
       340,000  Pay quarterly a fixed rate equal to      December        (575)
                0.40% multiplied by the notional           2012
                amount and receive from Bank of
                America N.A. upon each default event
                of FHLMC, par value of the
                proportional notional amount.
       340,000  Pay quarterly a fixed rate equal to      December         273
                0.70% multiplied by the notional           2012
                amount and receive from Morgan
                Stanley Capital Services, Inc. upon
                each default event of Citigroup Inc.,
                par value of the proportional
                notional amount.
       300,000  Pay quarterly a fixed rate equal to      December       (3,668)
                0.72% multiplied by the notional           2012
                amount and receive from Deutsche Bank
                AG upon each default event of
                Barclays Bank plc, par value of the
                proportional notional amount.
       170,000  Pay quarterly a fixed rate equal to      December        (649)
                0.73% multiplied by the notional           2012
                amount and receive from Barclays Bank
                plc upon each default event of
                American International Group, Inc.,
                par value of the proportional
                notional amount.
       170,000  Pay quarterly a fixed rate equal to      December         941
                2.45% multiplied by the notional           2012
                amount and receive from Bank of
                America N.A. upon each default event
                of Toll Brothers Finance Corp., par
                value of the proportional notional
                amount.
       170,000  Pay quarterly a fixed rate equal to      December       (1,676)
                2.85% multiplied by the notional           2012
                amount and receive from Barclays Bank
                plc upon each default event of Toll
                Brothers Finance Corp., par value of
                the proportional notional amount.
       750,000  Pay quarterly a fixed rate equal to     March 2017       6,359
                0.12% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of Pfizer
                Inc., par value of the proportional
                notional amount.
       390,000  Pay quarterly a fixed rate equal to      September       3,373
                0.64% multiplied by the notional           2017
                amount and receive from Deutsche Bank
                AG upon each default event of
                JPMorgan Chase & Co., par value of
                the proportional notional amount.
                                                                      -----------
                                                                        $102,931
                                                                      ===========

------
18

VP Balanced

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.
resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective December 31, 2007.

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

(3) Security, or a portion thereof, was on loan as of December 31, 2007.

(4) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(5) Final maturity indicated, unless otherwise noted.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 2007, was $1,990,234, which represented 1.1% of total net assets.

(8) The rate indicated is the yield to maturity at purchase.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
19

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

ASSETS

Investment securities, at value (cost of $171,425,993) --
including $14,143,634 of securities on loan                           $186,947,313

Investments made with cash collateral received for securities on
loan, at value (cost of $13,947,950)                                    13,947,950
                                                                      ------------

Total investment securities, at value (cost of $185,373,943)           200,895,263

Receivable for investments sold                                          1,300,033

Unrealized appreciation on swap agreements                                 109,603

Dividends and interest receivable                                          745,909
                                                                      ------------
                                                                       203,050,808
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                             220,264

Payable for collateral received for securities on loan                  13,947,950

Payable for investments purchased                                        6,143,164

Payable for variation margin on futures contracts                            2,642

Unrealized depreciation on swap agreements                                   6,672

Accrued management fees                                                    141,058
                                                                      ------------
                                                                        20,461,750
                                                                      ------------

NET ASSETS                                                            $182,589,058
                                                                      ============

CLASS I CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             100,000,000
                                                                      ============
Outstanding                                                             24,903,962
                                                                      ============

Net Asset Value Per Share                                                    $7.33
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $151,805,879

Undistributed net investment income                                      4,014,362

Undistributed net realized gain on investment transactions              11,038,885

Net unrealized appreciation on investments                              15,729,932
                                                                      ------------
                                                                      $182,589,058
                                                                      ============

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $ 3,932,131

Dividends (net of foreign taxes withheld of $45,448)                     1,813,925

Securities lending, net                                                     48,678
                                                                      ------------
                                                                         5,794,734
                                                                      ------------

EXPENSES:

Management fees                                                          1,747,423

Directors' fees and expenses                                                 3,557

Other expenses                                                                 491
                                                                      ------------
                                                                         1,751,471
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                             4,043,263
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                     11,477,949

Change in net unrealized appreciation (depreciation)
on investments                                                         (6,060,662)
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  5,417,287
                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $ 9,460,550
                                                                      ============

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006

Increase (Decrease) in Net Assets                             2007            2006

OPERATIONS

Net investment income (loss)                           $ 4,043,263     $ 4,098,345

Net realized gain (loss)                                11,477,949      10,256,746

Change in net unrealized appreciation
(depreciation)                                         (6,060,662)       4,079,617
                                                      ------------    ------------
Net increase (decrease) in net assets
resulting from operations                                9,460,550      18,434,708
                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                             (4,078,291)     (3,925,628)

From net realized gains                                (9,929,527)    (13,158,123)
                                                      ------------    ------------
Decrease in net assets from distributions             (14,007,818)    (17,083,751)
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                               18,650,406      23,601,362

Proceeds from reinvestment of distributions             14,007,818      17,083,751

Payments for shares redeemed                          (43,323,502)    (49,266,213)
                                                      ------------    ------------
Net increase (decrease) in net assets
from capital share transactions                       (10,665,278)     (8,581,100)
                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                 (15,212,546)     (7,230,143)

NET ASSETS

Beginning of period                                    197,801,604     205,031,747
                                                      ------------    ------------
End of period                                         $182,589,058    $197,801,604
                                                      ============    ============

Undistributed net investment income                     $4,014,362      $4,077,936
                                                      ============    ============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                     2,542,844       3,269,763

Issued in reinvestment of distributions                  2,015,513       2,472,323

Redeemed                                               (5,914,389)     (6,833,718)
                                                      ------------    ------------
Net increase (decrease)                                (1,356,032)     (1,091,632)
                                                      ============    ============

See Notes to Financial Statements.

------
22

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund's assets in equity securities and the remaining assets in bonds and other fixed income securities. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

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23

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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24

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.80% to 0.90%. The effective annual management fee for the fund for the year ended December 31, 2007 was
0.90%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2007, totaled $308,156,438, of which $169,005,663 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, totaled $334,584,842, of which $178,646,708 represented
U.S. Treasury and Agency obligations.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $185,852,037
                                                          ============
Gross tax appreciation of investments                      $18,328,787

Gross tax depreciation of investments                      (3,285,561)
                                                          ------------
Net tax appreciation (depreciation) of investments         $15,043,226
                                                          ============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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25

4. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $14,143,634 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $14,433,921. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2007, of $1,877 qualify for the corporate dividends received deduction.

The fund hereby designates $8,321,988 of long-term capital gain distributions for the fiscal year ended December 31, 2007.

The fund designates $1,607,539 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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26

FINANCIAL HIGHLIGHTS
VP Balanced

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.53      $7.50     $7.28      $6.74      $5.81
                                -------    -------   -------    -------    -------
Income From Investment
Operations

 Net Investment
 Income (Loss)                  0.15(1)       0.16      0.14       0.13       0.11

 Net Realized and
 Unrealized Gain (Loss)            0.19       0.51      0.21       0.52       0.98
                                -------    -------   -------    -------    -------
 Total From
 Investment Operations             0.34       0.67      0.35       0.65       1.09
                                -------    -------   -------    -------    -------
Distributions

 From Net
 Investment Income               (0.16)     (0.15)    (0.13)     (0.11)     (0.16)

 From Net Realized Gains         (0.38)     (0.49)     --(2)         --         --
                                -------    -------   -------    -------    -------
 Total Distributions             (0.54)     (0.64)    (0.13)     (0.11)     (0.16)
                                -------    -------   -------    -------    -------
Net Asset Value,
End of Period                     $7.33      $7.53     $7.50      $7.28      $6.74
                                =======    =======   =======    =======    =======

TOTAL RETURN(3)                   4.94%      9.62%     4.93%      9.78%     19.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.90%      0.90%     0.89%      0.90%      0.90%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.08%      2.05%     1.86%      1.80%      1.85%

Portfolio Turnover Rate            161%       191%      191%       205%       142%

Net Assets, End of Period
(in thousands)                 $182,589   $197,802  $205,032   $220,449   $214,841

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

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27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Balanced Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

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28

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

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29

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director,
ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM, ACGIM,
ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
30

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111 YEAR OF BIRTH:
1945 POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

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31

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); Founder and Principal, Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive
Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
32

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
33

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Citigroup US Broad Investment-Grade Bond Index,
which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
34

NOTES

------
35

NOTES

------
36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58063

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report           December 31, 2007

[photo of winter scene]

VP Capital Appreciation

[american century investments logo and text logo ®]

[inside front cover blank]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . .  .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . .  .      2

VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer,
American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007, despite a confluence of challenges that led to extraordinary market volatility, particularly in the last six months.

The stock market rallied steadily during the first half of the period, with the exception of a brief dip in late February caused by a drop in the Chinese stock market and growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes declined sharply as subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October. However, stocks finished the year on a down note, declining amid further subprime-related losses, weaker corporate profits, and increased possibility of a recession.

LARGE-CAP AND GROWTH OUTPERFORMED

Large- and mid-cap stocks delivered the best returns in 2007 (see the accompanying table), while small-cap stocks declined modestly. For the first time since 2000, growth stocks outpaced value shares across all market capitalizations.

Energy was the best-performing sector in the stock market in 2007, benefiting from a 57% increase in the price of oil. Materials and utilities stocks also posted strong returns. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns For the 12 months ended December 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)          5.77%
Russell 1000 Growth Index              11.81%
Russell 1000 Value Index               -0.17%

RUSSELL MIDCAP INDEX                    5.60%
Russell Midcap Growth Index            11.43%
Russell Midcap Value Index             -1.42%

RUSSELL 2000 INDEX (SMALL-CAP)         -1.57%
Russell 2000 Growth Index               7.05%
Russell 2000 Value Index               -9.78%

------
2

PERFORMANCE
VP Capital Appreciation

Total Returns as of December 31, 2007
                                            Average Annual Returns
                                                              Since     Inception
                                1 year  5 years   10 years  Inception      Date

CLASS I                         45.80%   22.00%    10.40%     9.86%      11/20/87

RUSSELL MIDCAP GROWTH INDEX(1)  11.43%   17.90%    7.59%    12.73%(2)       --

(1) Data provided by Lipper Inc. -- A Reuters Company. (©) 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 11/30/87, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.
VP Capital Appreciation

------
3

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
            1998     1999     2000      2001       2002      2003     2004    2005     2006     2007

Class I     -2.16%   64.52%   9.03%     -28.07%    -21.20%   20.47%   7.58%   22.06%   17.22%   45.80%

Russell     17.86%   51.29%   -11.75%   -20.15%    -27.41%   42.71%   15.48%  12.10%   10.66%   11.43%
Midcap
Growth
Index

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Capital Appreciation

Portfolio Managers: Glenn Fogle, David Hollond

PERFORMANCE SUMMARY

VP Capital Appreciation advanced 45.80% for the 12 months ended December 31,
2007, surpassing the 11.43% return of the portfolio's benchmark, the Russell
Midcap Growth Index. VP Capital Appreciation's gain ranked among the highest in
American Century's family of funds for the period.

As discussed in the Market Perspective on page 2, corporate earnings growth, merger activity, and a change in Federal Reserve (Fed) rate policy contributed to sound stock index gains for much of the period. Markets faced extreme volatility in the second half of the period, though, as deterioration in the housing and mortgage market led to a credit crisis, and rising energy costs sparked fears of inflation.

Despite the volatility, VP Capital Appreciation maintained conviction in its key themes of strong industrial and infrastructure demand in growing international markets. Effective stock selection and overweight positions in the industrials sector, combined with stock selection and underweight positions in the consumer discretionary, technology, and financials sectors, contributed to the portfolio's strong performance relative to its benchmark. An underweight and stock selection in energy trimmed relative gains.

We allocated a portion of VP Capital Appreciation's assets to holdings of companies outside of the United States. This allocation benefited portfolio returns, as international stocks generated higher returns than the domestic market, boosted by improving global economic conditions and a declining U.S.
dollar.

INDUSTRIALS SECTOR DROVE PERFORMANCE

Industrials made the largest sector contribution to VP Capital Appreciation's performance relative to its benchmark. Within the sector, the portfolio benefited from its continued focus on the aerospace and defense industry. Here, the portfolio held several overweight stakes in companies benefiting from a replacement cycle and expanding orders in global commercial aviation. The largest contributor to fund performance for the 12-month period was Precision
Castparts, a manufacturer of components for aerospace applications. Fund overweight BE Aerospace also benefited from the trend, gaining 106% and contributing significantly to VP Capital Appreciation's performance.

The portfolio also maintained overweight stakes in Foster Wheeler and McDermott
International. Both companies, which are involved in a variety of heavy construction areas, including the construction of power plants, benefited from growing global demand for energy infrastructure.

Top Ten Holdings as of December 31, 2007
                               % of net assets as of       % of net assets as of
                                      12/31/07                    6/30/07

BE Aerospace, Inc.                      4.4%                       4.2%
GameStop Corp. Cl A                     3.2%                       2.1%
Owens-Illinois Inc.                     3.2%                       0.7%
Nintendo Co., Ltd. ORD                  3.2%                       3.0%
Flowserve Corp.                         3.1%                        --
Monsanto Co.                            3.1%                       2.3%
Dresser-Rand Group Inc.                 2.7%                       2.0%
AGCO Corp.                              2.5%                       2.1%
Medco Health Solutions Inc.             2.5%                       3.8%
Precision Castparts Corp.               2.4%                       4.6%

------
5

VP Capital Appreciation

Within the electrical equipment industry, the investment team focused on companies involved with alternative energy. Within this emerging group, we succeeded in selecting companies that have been some of the largest beneficiaries of increasing demand. Notably, an overweight stake in First Solar aided absolute and relative gains as the manufacturer of solar modules saw its share price surge 494% for the reporting period.

TECHNOLOGY CONTRIBUTED

Within the information technology sector, our focus was on technology-based companies with distinct consumer brands. Our expectation was that these companies offered popular retail products that could sell at premium prices, even in a difficult environment for technology stocks in general. We were rewarded by this position with several stakes in this group, including Nintendo.
As demand continued to outstrip supply for the video-game maker's innovative Wii interactive game system, Nintendo's share price soared 127%. Apple, which introduced the iPhone during the reporting period, was also a strong contributor to performance as its share price climbed 136%.

UNDERWEIGHT IN FINANCIALS, CONSUMER DISCRETIONARY HELPED

A weak housing market and recession fears led to negative benchmark returns for the financials and consumer discretionary sectors. For VP Capital Appreciation, though, an underweight position, combined with successful stock selection, resulted in absolute and relative gains in each of these sectors.

In the financials group, the portfolio succeeded in avoiding detrimental industries, including consumer finance and real estate management and development. Within the consumer discretionary sector, stock selection provided a boost, particularly with video game retailer GameStop, which enjoyed a robust video game cycle.

OUTLOOK

VP Capital Appreciation's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that our process works well in the current market environment, despite high levels of volatility. Our process has successfully guided us to companies in industrial areas in particular, which benefit from what we believe to be long-term trends.

Top Five Industries as of December 31, 2007
                                 % of net assets as of     % of net assets as of
                                        12/31/07                  6/30/07

Aerospace & Defense                       8.3%                      8.8%
Machinery                                 5.7%                      3.0%
Software                                  5.5%                      3.2%
Health Care Providers
& Services                                4.5%                      4.2%
Specialty Retail                          4.5%                      4.1%

Types of Investments in Portfolio
                                 % of net assets as of     % of net assets as of
                                        12/31/07                  6/30/07

Domestic Common Stocks                   88.6%                     89.4%
Foreign Common Stocks(1)                 10.8%                     10.0%
TOTAL COMMON STOCKS                      99.4%                     99.4%
Cash and Equivalents(2)                   0.6%                      0.6%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Expenses Paid
                    Beginning        Ending      During Period*
                  Account Value   Account Value     7/1/07 -         Annualized
                     7/1/07         12/31/07        12/31/07       Expense Ratio*

ACTUAL               $1,000         $1,165.60         $5.46            1.00%
HYPOTHETICAL         $1,000         $1,020.16         $5.09            1.00%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Capital Appreciation

DECEMBER 31, 2007

Shares                                                          Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 8.3%
       52,600  Alliant Techsystems Inc.(1)                $ 5,983,776
      498,385  BE Aerospace, Inc.(1)                       26,364,567
       41,700  Goodrich Corporation                         2,944,437
      104,812  Precision Castparts Corp.                   14,537,424
                                                         ------------
                                                           49,830,204
                                                         ------------
BIOTECHNOLOGY -- 4.4%
       84,500  BioMarin Pharmaceutical Inc.(1)              2,991,300
      387,251  CSL Ltd. ORD                                12,347,848
       56,400  Myriad Genetics Inc.(1)                      2,618,088
       67,668  Onyx Pharmaceuticals, Inc.(1)                3,763,694
       75,500  Pharmion Corp.(1)                            4,745,930
                                                         ------------
                                                           26,466,860
                                                         ------------
CAPITAL MARKETS -- 3.3%
       62,200  GFI Group Inc.(1)                            5,953,784
      175,100  Janus Capital Group Inc.                     5,752,035
       43,200  Lazard Ltd. Cl A                             1,757,376
      168,200  Waddell & Reed Financial Inc.            6,070,338
                                                         ------------
                                                           19,533,533
                                                         ------------
CHEMICALS -- 4.2%
       34,245  CF Industries Holdings, Inc.                 3,769,005
       13,700  K+S AG ORD                                   3,227,085
      164,160  Monsanto Co.                                18,335,030
                                                         ------------
                                                           25,331,120
                                                         ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
       45,400  Copart, Inc.(1)                              1,931,770
      103,788  Corrections Corp. of America(1)              3,062,784
       25,700  FTI Consulting, Inc.(1)                      1,584,148
       44,500  Huron Consulting Group Inc.(1)               3,588,035
                                                         ------------
                                                           10,166,737
                                                         ------------
COMPUTERS & PERIPHERALS -- 2.3%
       69,143  Apple Inc.(1)                               13,695,845
                                                         ------------
CONSTRUCTION & ENGINEERING -- 3.7%
       75,392  Foster Wheeler Ltd.(1)                      11,687,268
      140,100  KBR, Inc.(1)                                 5,435,880
      205,900  Quanta Services, Inc.(1)                     5,402,816
                                                         ------------
                                                           22,525,964
                                                         ------------
CONTAINERS & PACKAGING -- 3.2%
      386,300  Owens-Illinois Inc.(1)                      19,121,850
                                                         ------------
DISTRIBUTORS -- 0.3%
       82,400  LKQ Corporation(1)                           1,732,048
                                                         ------------

Shares                                                          Value

DIVERSIFIED CONSUMER SERVICES -- 4.4%
       82,800  Apollo Group, Inc. Cl A(1)                 $ 5,808,420
       71,600  Capella Education Co.(1)                     4,686,936
       55,800  Career Education Corp.(1)                    1,402,812
      102,466  DeVry Inc.                                   5,324,133
       32,000  ITT Educational Services Inc.(1)             2,728,640
       39,200  Strayer Education, Inc.                      6,686,736
                                                         ------------
                                                           26,637,677
                                                         ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
      135,300  Nasdaq Stock Market, Inc. (The)(1)           6,695,997
                                                         ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
       34,499  Golden Telecom Inc.(1)                       3,482,674
                                                         ------------
ELECTRIC UTILITIES -- 1.3%
      301,335  Reliant Energy, Inc.(1)                      7,907,030
                                                         ------------
ELECTRICAL EQUIPMENT -- 3.7%
       86,154  Energy Conversion Devices Inc.(1)            2,899,082
       20,476  First Solar Inc.(1)                          5,469,959
      107,100  JA Solar Holdings Co., Ltd. ADR(1)           7,476,651
       59,200  Vestas Wind Systems AS ORD(1)                6,321,073
                                                         ------------
                                                           22,166,765
                                                         ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
       97,499  Dolby Laboratories Inc. Cl A(1)              4,847,654
                                                         ------------
ENERGY EQUIPMENT & SERVICES -- 4.2%
       60,600  Cameron International Corp.(1)               2,916,678
      412,000  Dresser-Rand Group Inc.(1)                  16,088,600
       49,415  Dril-Quip Inc.(1)                            2,750,439
       43,300  National Oilwell Varco, Inc.(1)              3,180,818
                                                         ------------
                                                           24,936,535
                                                         ------------
FOOD PRODUCTS -- 2.3%
      105,100  Bunge Ltd.                                  12,234,691
       35,200  H.J. Heinz Co.                               1,643,136
                                                         ------------
                                                           13,877,827
                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
       48,200  DENTSPLY International Inc.                  2,169,964
       44,922  Hologic, Inc.(1)                             3,083,446
       81,500  Immucor, Inc.(1)                             2,770,185
       99,200  Varian Medical Systems, Inc.(1)              5,174,272
                                                         ------------
                                                           13,197,867
                                                         ------------

------
8

VP Capital Appreciation

Shares                                                          Value

HEALTH CARE PROVIDERS & SERVICES -- 4.5%
      164,800  Express Scripts, Inc.(1)                  $ 12,030,400
      147,700  Medco Health Solutions Inc.(1)              14,976,780
                                                         ------------
                                                           27,007,180
                                                         ------------
HOTELS, RESTAURANTS & LEISURE -- 4.4%
      139,030  Bally Technologies, Inc.(1)                  6,912,572
       67,400  Burger King Holdings, Inc.                   1,921,574
       40,090  Chipotle Mexican Grill Inc. Cl A(1)          5,896,036
       53,500  Las Vegas Sands Corp.(1)                     5,513,175
       48,300  Pinnacle Entertainment Inc.(1)               1,137,948
      116,000  Royal Caribbean Cruises Ltd.                 4,923,040
                                                         ------------
                                                           26,304,345
                                                         ------------
INDUSTRIAL CONGLOMERATES -- 2.2%
      227,060  McDermott International, Inc.(1)            13,403,352
                                                         ------------
INSURANCE -- 0.8%
       69,800  Assurant, Inc.                               4,669,620
                                                         ------------
INTERNET & CATALOG RETAIL -- 2.5%
      225,700  Expedia Inc.(1)                              7,136,634
       68,971  Priceline.com Inc.(1)                        7,922,009
                                                         ------------
                                                           15,058,643
                                                         ------------
INTERNET SOFTWARE & SERVICES -- 2.1%
       83,900  Equinix Inc.(1)                              8,479,773
       59,007  Mercadolibre Inc.(1)                         4,359,437
                                                         ------------
                                                           12,839,210
                                                         ------------
IT SERVICES -- 0.5%
       14,500  MasterCard Inc. Cl A                         3,120,400
                                                         ------------
LIFE SCIENCES TOOLS & SERVICES -- 3.1%
       28,800  Bio-Rad Laboratories, Inc. Cl A(1)           2,984,256
       68,850  Covance Inc.(1)                              5,963,787
      103,700  Invitrogen Corp.(1)                          9,686,617
                                                         ------------
                                                           18,634,660
                                                         ------------
MACHINERY -- 5.7%
      223,700  AGCO Corp.(1)                               15,207,126
      195,794  Flowserve Corp.                             18,835,383
                                                         ------------
                                                           34,042,509
                                                         ------------
MEDIA -- 1.6%
      119,172  Liberty Global, Inc. Series A(1)             4,670,351
      127,100  Liberty Global, Inc. Series C(1)             4,650,589
                                                         ------------
                                                            9,320,940
                                                         ------------
OIL, GAS & CONSUMABLE FUELS -- 1.2%
       52,000  Arena Resources Inc.(1)                      2,168,920
      123,700  Frontier Oil Corp.                           5,019,746
                                                         ------------
                                                            7,188,666
                                                         ------------

Shares                                                          Value

PHARMACEUTICALS -- 0.7%
       60,200  Shire plc ADR                              $ 4,150,790
                                                         ------------
REAL ESTATE INVESTMENT TRUSTS -- 2.6%
       95,300  AMB Property Corp.                           5,485,468
      296,800  Annaly Capital Management Inc.               5,395,824
       62,727  DuPont Fabros Technology, Inc.               1,229,449
       76,600  Plum Creek Timber Co. Inc.                   3,526,664
                                                         ------------
                                                           15,637,405
                                                         ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.3%
      202,000  Cypress Semiconductor Corp.(1)               7,278,060
       64,585  MEMC Electronic Materials Inc.(1)            5,715,127
      164,850  NVIDIA Corp.(1)                              5,608,197
       34,200  Silicon Laboratories Inc.(1)                 1,280,106
                                                         ------------
                                                           19,881,490
                                                         ------------
SOFTWARE -- 5.5%
      381,102  Activision, Inc.(1)                         11,318,729
       37,100  NAVTEQ Corp.(1)                              2,804,761
       31,200  Nintendo Co., Ltd. ORD                      18,996,571
                                                         ------------
                                                           33,120,061
                                                         ------------
SPECIALTY RETAIL -- 4.5%
      309,622  GameStop Corp. Cl A(1)                      19,230,622
       75,300  Guess?, Inc.                                 2,853,117
      168,800  Urban Outfitters Inc.(1)                     4,601,488
                                                         ------------
                                                           26,685,227
                                                         ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
       54,900  lululemon athletica inc.(1)                  2,600,613
                                                         ------------
TOBACCO -- 0.3%
       28,800  UST Inc.                                     1,578,240
                                                         ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
      184,758  NII Holdings, Inc.(1)                        8,927,507
                                                         ------------
TOTAL COMMON STOCKS
(Cost $420,279,746)                                       596,325,045
                                                         ------------

Principal Amount

Temporary Cash Investments -- 0.8%
   $4,800,000  FHLB Discount Notes, 3.15%, 1/2/08(2)        4,800,000
(Cost $4,799,160)
                                                         ------------
TOTAL INVESTMENT SECURITIES -- 100.2%
(Cost $425,078,906)                                       601,125,045
                                                         ------------
OTHER ASSETS AND LIABILITIES -- (0.2)%                    (1,493,784)
                                                         ------------
TOTAL NET ASSETS -- 100.0%                               $599,631,261
                                                         ============

------
9

VP Capital Appreciation

Forward Foreign Currency Exchange Contracts

                                                                 Unrealized Gain
      Contracts to Sell        Settlement Date     Value             (Loss)

      10,966,948  AUD for USD      1/31/08      $ 9,602,650        $ (5,912)
      25,669,120  DKK for          1/31/08       5,029,354          (73,470)
                  USD
       1,774,095  Euro for         1/31/08       2,591,908          (5,898)
                  USD
   1,072,500,000  JPY for USD      1/31/08       9,658,311         (217,082)
                                                -----------      --------------
                                                $26,882,223        $(302,362)
(Value on Settlement Date $26,579,861)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

DKK = Danish Krone

FHLB = Federal Home Loan Bank

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase. As of December 31,
2007, securities with an aggregate value of $28,544,729, which represented 4.8%
of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007
ASSETS

Investment securities, at value (cost of $425,078,906)                $601,125,045

Receivable for investments sold                                          1,730,631

Dividends and interest receivable                                          315,495
                                                                      ------------
                                                                       603,171,171
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                             284,798

Payable for investments purchased                                        2,453,335

Payable for forward foreign currency exchange contracts                    302,362

Accrued management fees                                                    499,415
                                                                      ------------
                                                                         3,539,910
                                                                      ------------

NET ASSETS                                                            $599,631,261
                                                                      ============

CLASS I CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                             150,000,000
                                                                      ============
Outstanding                                                             37,512,628
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $15.98
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $388,533,754

Undistributed net investment income                                        246,573

Undistributed net realized gain on investment and foreign currency
transactions                                                            35,111,239

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           175,739,695
                                                                      ------------
                                                                      $599,631,261
                                                                      ============

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $146,981)                  $ 1,904,710

Interest                                                                   255,244
                                                                      ------------
                                                                         2,159,954
                                                                      ------------

EXPENSES:

Management fees                                                          4,647,505

Directors' fees and expenses                                                 8,209

Other expenses                                                               5,814
                                                                      ------------
                                                                         4,661,528
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                           (2,501,574)
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (net of foreign taxes withheld of $20,394)      85,729,947

Foreign currency transactions                                          (1,685,100)
                                                                      ------------
                                                                        84,044,847
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments (including foreign tax liability reduction (increase)
of $27,504)                                                             89,610,222

Translation of assets and liabilities in foreign currencies              (209,441)
                                                                      ------------
                                                                        89,400,781
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                173,445,628
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $170,944,054
                                                                      ============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006

Increase (Decrease) in Net Assets                        2007            2006

OPERATIONS

Net investment income (loss)                          $(2,501,574)    $(1,297,078)

Net realized gain (loss)                                84,044,847      33,043,501

Change in net unrealized appreciation
(depreciation)                                          89,400,781      18,423,822
                                                      ------------   -------------
Net increase (decrease) in net assets resulting
from operations                                        170,944,054      50,170,245
                                                      ------------   -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                              159,643,044      59,389,879

Payments for shares redeemed                          (70,840,950)   (101,037,213)
                                                      ------------   -------------
Net increase (decrease) in net assets from capital
share transactions                                      88,802,094    (41,647,334)
                                                      ------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS                  259,746,148       8,522,911

NET ASSETS

Beginning of period                                    339,885,113     331,362,202
                                                      ------------   -------------
End of period                                         $599,631,261    $339,885,113
                                                      ============   =============

Accumulated undistributed net investment income
(loss)                                                    $246,573       ($84,778)
                                                      ============   =============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                    11,744,940       5,744,792

Redeemed                                               (5,257,288)    (10,157,891)
                                                      ------------   -------------
NET INCREASE (DECREASE) IN SHARES OF THE FUND            6,487,652     (4,413,099)
                                                      ============   =============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Capital Appreciation Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in common stocks of medium-sized and smaller companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of the filing. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.90% to 1.00%. The effective annual management fee for the fund for the year ended December 31, 2007 was
1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $720,490,650 and $637,969,182, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $426,239,589
                                                          ============
Gross tax appreciation of investments                     $178,916,490
Gross tax depreciation of investments                      (4,031,034)
                                                          ------------
Net tax appreciation (depreciation) of investments        $174,885,456
                                                          ============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and on return of capital dividends.

4. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

5. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

------
16

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
17

FINANCIAL HIGHLIGHTS
VP Capital Appreciation

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                 2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period             $10.96     $9.35      $7.66      $7.12      $5.91
                              --------  --------   --------   --------   --------
Income From Investment Operations

 Net Investment
 Income (Loss)                  (0.07)    (0.04)     (0.04)     (0.04)     (0.04)

 Net Realized and
 Unrealized Gain (Loss)           5.09      1.65       1.73       0.58       1.25
                              --------  --------   --------   --------   --------
 Total From
 Investment Operations            5.02      1.61       1.69       0.54       1.21
                              --------  --------   --------   --------   --------
Net Asset Value,
End of Period                   $15.98    $10.96      $9.35      $7.66      $7.12
                              ========  ========   ========   ========   ========

TOTAL RETURN(1)                 45.80%    17.22%     22.06%      7.58%     20.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                       1.00%     1.00%      1.00%      1.00%      1.00%

Ratio of Net Investment
Income (Loss) to
Average Net Assets             (0.54)%   (0.37)%    (0.46)%    (0.57)%    (0.58)%

Portfolio Turnover Rate           138%      218%       223%       262%       150%

Net Assets, End of
Period (in thousands)         $599,631  $339,885   $331,362   $264,652   $285,394

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the "Fund"), one
of the mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Capital Appreciation Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

------
19

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

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20

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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21

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman of the Board,
Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994) PRINCIPAL OCCUPATION(S)
DURING PAST 5 YEARS: Retired, formerly Senior Vice President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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22

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111 YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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23

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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24

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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25

NOTES

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26

NOTES

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27

NOTES

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28

[INSIDE COVER BLANK]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58067

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report               December 31, 2007

[photo of winter]

VP Income & Growth Fund

[american century investments logo and text logo ®]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . .  .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . .  .      2

VP INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007, despite a confluence of challenges that led to extraordinary market volatility, particularly in the last six months.

The stock market rallied steadily during the first half of the period, with the exception of a brief dip in late February caused by a drop in the Chinese stock market and growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes declined sharply as subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October. However, stocks finished the year on a down note, declining amid further subprime-related losses, weaker corporate profits, and increased possibility of a recession.

LARGE-CAP AND GROWTH OUTPERFORMED

Large- and mid-cap stocks delivered the best returns in 2007 (see the accompanying table), while small-cap stocks declined modestly. For the first time since 2000, growth stocks outpaced value shares across all market capitalizations.

Energy was the best-performing sector in the stock market in 2007, benefiting from a 57% increase in the price of oil. Materials and utilities stocks also posted strong returns. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns For the 12 months ended December 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)                     5.77%
Russell 1000 Growth Index                         11.81%
Russell 1000 Value Index                          -0.17%

RUSSELL MIDCAP INDEX                               5.60%
Russell Midcap Growth Index                       11.43%
Russell Midcap Value Index                        -1.42%

RUSSELL 2000 INDEX (SMALL-CAP)                    -1.57%
Russell 2000 Growth Index                          7.05%
Russell 2000 Value Index                          -9.78%

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2

PERFORMANCE
VP Income & Growth

Total Returns as of December 31, 2007
                                  Average Annual Returns
                                                     Since     Inception
                      1 year  5 years   10 years   Inception      Date

CLASS I               -0.07%   12.33%     5.87%      6.55%      10/30/97

S&P 500 INDEX(1)      5.49%    12.83%     5.91%      6.58%         --

Class II              -0.43%   12.06%      --        6.95%       5/1/02

Class III             -0.07%   12.33%      --        9.38%      6/26/02

(1) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

VP Income & Growth

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
              1998    1999      2000      2001       2002     2003     2004    2005    2006      2007

Class I      26.87%  18.02%   -10.62%    -8.35%    -19.37%   29.35%   12.99%  4.63%   17.09%    -0.07%

S&P 500
Index        28.58%  21.04%    -9.10%    -11.89%   -22.10%   28.68%   10.88%  4.91%   15.79%    5.49%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
VP Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, Lynette Pang, and Zili
Zhang

PERFORMANCE SUMMARY

VP Income & Growth returned -0.07%* in 2007, trailing the 5.49% return of its benchmark, the S&P 500 Index. This marks only the second time in the last seven years that the portfolio underperformed its benchmark.

Despite the portfolio's fractionally negative return, seven of the ten sectors in the portfolio posted positive returns. In addition, we allocated a portion of its assets to holdings of companies outside of the United States, and these positions added value as international stocks generated higher returns than the domestic market. However, the portfolio's financials stocks -- its largest sector weighting -- suffered sizable losses, falling by more than 20% as a group amid the deepening subprime mortgage meltdown.

Virtually all of the underperformance versus the S&P 500 occurred in the last six months of the year, when a dramatic increase in market volatility created a challenging investment environment. Consistent with our emphasis on individual security selection over sector weightings, stock selection in three key sectors produced the bulk of the underperformance -- financials, health care, and information technology.

FINANCIALS UNDERPERFORMED

Stock selection in the financials sector detracted the most from performance compared with the S&P 500; six of the ten worst relative performance contributors in the portfolio came from this sector. Our exposure to thrifts &
mortgage finance companies hurt as subprime problems worsened over the last half of 2007. Positions in Washington Mutual, IndyMac Bancorp, and Countrywide
Financial had a significant negative impact.

Diversified financial services company Citigroup, the second-largest holding in the portfolio and one of our largest overweights, also hindered relative results. The company fired its CEO after reporting larger-than-expected losses on securities related to the mortgage market, leading to a sizable decline in the stock.

HEALTH CARE AND TECHNOLOGY ALSO DETRACTED

The portfolio's health care and information technology holdings also underperformed their counterparts in the benchmark index. Stock selection detracted from relative results in every industry within the health care sector.
The largest individual detractor was health care provider WellCare, which plunged amid concerns about fraud following a government raid on the company's headquarters.

Top Ten Holdings as of December 31, 2007
                                             % of net       % of net
                                           assets as of   assets as of
                                             12/31/07        6/30/07
Exxon Mobil Corp.                              5.3%           5.0%
Microsoft Corporation                          3.3%           1.8%
Chevron Corp.                                  2.8%           2.8%
Johnson & Johnson                              2.8%           1.5%
Pfizer Inc.                                    2.5%           2.6%
International Business Machines Corp.          2.4%           2.6%
ConocoPhillips                                 2.4%           2.2%
JPMorgan Chase & Co.                           2.3%           2.1%
Hewlett-Packard Co.                            2.3%           2.2%
Bank of America Corp.                          2.2%           3.1%

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP Income & Growth

In the information technology sector, most of the underperformance stemmed from missed opportunities -- avoiding or underweighting some of the best performers in the sector. Examples included electronics maker Apple, online search engine and advertiser Google, and semiconductor manufacturer Intel.

WINNERS IN MATERIALS AND INDUSTRIALS

On the positive side, stock selection was most successful in the materials and industrials sectors. In particular, the portfolio's materials holdings returned
49% as a group in 2007, more than doubling the return of the S&P 500's materials stocks.

Metals and mining companies and chemicals producers were the leading contributors in the materials sector. Specialty chemicals maker Lyondell
Chemical enjoyed strong returns as its oil-refining unit benefited from higher gasoline prices, and the company was eventually acquired at a premium by Dutch chemicals company Basell International Holdings.

In the industrials sector, virtually all of the outperformance came from stock selection among machinery manufacturers. The portfolio's top relative performance contributor was engine maker Cummins, which saw increased orders for heavy-duty truck engines that meet the stricter emissions standards going into effect in 2008, as well as growing demand in its power generation business.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the ripple effects of the subprime mortgage debacle are still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation. As a result, we are likely to see continued
stock market volatility in the coming months.

Our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Five Largest Overweights as of December 31, 2007
                                               % of           % of
                                            portfolio's      S&P 500
                                              stocks          Index
Exxon Mobil Corp.                              5.30%          3.98%
Johnson & Johnson                              2.79%          1.48%
Chevron Corp.                                  2.83%          1.53%
Kimberly-Clark Corp.                           1.52%          0.23%
ConocoPhillips                                 2.39%          1.10%

Five Largest Underweights as of December 31, 2007
                                               % of           % of
                                            portfolio's      S&P 500
                                              stocks          Index
Procter & Gamble Co. (The)                     0.49%          1.77%
Google Inc. Cl A                                --            1.24%
Altria Group Inc.                              0.16%          1.24%
Cisco Systems Inc.                             0.23%          1.28%
Apple Inc.                                     0.34%          1.35%

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning      Ending
                       Account       Account      Expenses Paid
                        Value         Value       During Period*      Annualized
                        7/1/07      12/31/07    7/1/07 - 12/31/07   Expense Ratio*
ACTUAL

Class I                 $1,000       $926.60          $3.45              0.71%

Class II                $1,000       $924.40          $4.66              0.96%

Class III               $1,000       $926.60          $3.45              0.71%

HYPOTHETICAL

Class I                 $1,000      $1,021.63         $3.62              0.71%

Class II                $1,000      $1,020.37         $4.89              0.96%

Class III               $1,000      $1,021.63         $3.62              0.71%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Income & Growth

DECEMBER 31, 2007

Shares                                                                       Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 4.4%
        90,201  Boeing Co.                                             $ 7,888,980
           576  General Dynamics Corp.                                      51,258
        60,220  Lockheed Martin Corp.                                    6,338,757
        96,366  Northrop Grumman Corp.                                   7,578,222
        14,961  Raytheon Company                                           908,133
                                                                     -------------
                                                                        22,765,350
                                                                     -------------
AIR FREIGHT & LOGISTICS -- 1.2%
        16,736  FedEx Corporation                                        1,492,349
        62,573  United Parcel Service, Inc. Cl B                         4,425,163
                                                                     -------------
                                                                         5,917,512
                                                                     -------------
AIRLINES -- 0.1%
        52,396  Southwest Airlines Co.                                     639,231
                                                                     -------------
AUTO COMPONENTS -- 1.0%
        62,389  Magna International Inc. Cl A                            5,017,947
                                                                     -------------
AUTOMOBILES -- 0.2%
       184,323  Ford Motor Co.(1)                                        1,240,494
                                                                     -------------
BEVERAGES -- 1.5%
        78,168  Coca-Cola Enterprises Inc.                               2,034,713
        39,403  Molson Coors Brewing Co.                                 2,033,983
        69,968  Pepsi Bottling Group Inc.                                2,760,937
        26,755  PepsiAmericas, Inc.                                        891,477
                                                                     -------------
                                                                         7,721,110
                                                                     -------------
BIOTECHNOLOGY -- 1.8%
       152,487  Amgen Inc.(1)                                            7,081,496
        20,041  Genzyme Corp.(1)                                         1,491,852
         9,670  Gilead Sciences, Inc.(1)                                   444,917
                                                                     -------------
                                                                         9,018,265
                                                                     -------------
BUILDING PRODUCTS -- 0.2%
        47,589  Masco Corp.                                              1,028,398
                                                                     -------------
CAPITAL MARKETS -- 4.8%
        19,268  Bank of New York Mellon Corp. (The)                        939,508
        19,188  Charles Schwab Corp. (The)                                 490,253
        41,189  Goldman Sachs Group, Inc. (The)                          8,857,695
        73,600  Lehman Brothers Holdings Inc.                            4,816,384
        71,253  Merrill Lynch & Co., Inc.                                3,824,861
       108,849  Morgan Stanley                                           5,780,970
                                                                     -------------
                                                                        24,709,671
                                                                     -------------
CHEMICALS -- 1.7%
         6,479  CF Industries Holdings, Inc.                               713,079
       124,538  du Pont (E.I.) de Nemours & Co.                          5,490,881

Shares                                                                       Value

        87,259  Methanex Corp.                                         $ 2,408,348
         3,874  Terra Industries Inc.(1)                                   185,022
                                                                     -------------
                                                                         8,797,330
                                                                     -------------
COMMERCIAL BANKS -- 1.1%
        27,724  Marshall & Ilsley Corp.                                    734,132
        35,452  Royal Bank of Canada                                     1,809,470
       100,082  U.S. Bancorp                                             3,176,602
                                                                     -------------
                                                                         5,720,204
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
        18,466  Deluxe Corp.                                               607,347
        57,680  R.R. Donnelley & Sons Company                            2,176,843
                                                                     -------------
                                                                         2,784,190
                                                                     -------------
COMMUNICATIONS EQUIPMENT -- 0.2%
        42,641  Cisco Systems Inc.(1)                                    1,154,292
                                                                     -------------
COMPUTERS & PERIPHERALS -- 4.1%
         8,762  Apple Inc.(1)                                            1,735,577
       229,160  Hewlett-Packard Co.                                     11,567,997
       155,706  Seagate Technology                                       3,970,503
         2,664  Sun Microsystems, Inc.(1)                                   48,298
       125,010  Western Digital Corp.(1)                                 3,776,552
                                                                     -------------
                                                                        21,098,927
                                                                     -------------
CONSTRUCTION & ENGINEERING -- 0.1%
         1,581  Jacobs Engineering Group Inc.(1)                           151,159
        11,596  Perini Corp.(1)                                            480,307
                                                                     -------------
                                                                           631,466
                                                                     -------------
CONSUMER FINANCE -- 0.3%
        36,684  Capital One Financial Corp.                              1,733,686
                                                                     -------------
CONTAINERS & PACKAGING -- 0.1%
         8,927  Sonoco Products Co.                                        291,734
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 6.4%
       278,014  Bank of America Corp.                                   11,470,858
       275,941  Citigroup Inc.                                           8,123,703
       275,949  JPMorgan Chase & Co.                                    12,045,173
        94,513  KKR Financial Holdings LLC                               1,327,908
                                                                     -------------
                                                                        32,967,642
                                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
       188,296  AT&T Inc.                                                7,825,582
         6,473  Embarq Corp.                                               320,608
       256,618  Verizon Communications Inc.                             11,211,640
                                                                     -------------
                                                                        19,357,830
                                                                     -------------

------
8

VP Income & Growth

Shares                                                                       Value

ELECTRIC UTILITIES -- 2.6%
        82,267  Edison International                                   $ 4,390,590
        33,906  Exelon Corporation                                       2,768,086
        53,372  FPL Group, Inc.                                          3,611,683
        17,524  Progress Energy Inc.                                       848,687
        62,287  Reliant Energy, Inc.(1)                                  1,634,411
                                                                     -------------
                                                                        13,253,457
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.9%
        94,096  Avnet, Inc.(1)                                           3,290,538
        26,925  Tyco Electronics Ltd.                                      999,725
        11,096  Vishay Intertechnology, Inc.(1)                            126,605
                                                                     -------------
                                                                         4,416,868
                                                                     -------------
ENERGY EQUIPMENT & SERVICES(2)
         2,040  Schlumberger Ltd.                                          200,675
                                                                     -------------
FOOD PRODUCTS -- 1.0%
        84,332  General Mills, Inc.                                      4,806,924
         7,399  Kraft Foods Inc. Cl A                                      241,429
                                                                     -------------
                                                                         5,048,353
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
        44,994  Baxter International Inc.                                2,611,902
        77,821  Becton, Dickinson & Co.                                  6,504,279
        23,236  Covidien Ltd.                                            1,029,122
                                                                     -------------
                                                                        10,145,303
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 3.4%
        87,820  Aetna Inc.                                               5,069,849
        83,343  AMERIGROUP Corp.(1)                                      3,037,852
        37,353  Apria Healthcare Group Inc.(1)                             805,704
        92,795  Humana Inc.(1)                                           6,988,392
         5,846  McKesson Corp.                                             382,971
        25,526  WellCare Health Plans Inc.(1)                            1,082,558
                                                                     -------------
                                                                        17,367,326
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
       139,064  McDonald's Corp.                                         8,192,260
         1,349  Yum! Brands, Inc.                                           51,626
                                                                     -------------
                                                                         8,243,886
                                                                     -------------
HOUSEHOLD DURABLES -- 1.3%
        16,897  Blyth, Inc.                                                370,720
        55,742  Newell Rubbermaid Inc.                                   1,442,603
         3,894  NVR, Inc.(1)                                             2,040,456
        86,943  Tupperware Brands Corp.                                  2,871,727
                                                                     -------------
                                                                         6,725,506
                                                                     -------------
HOUSEHOLD PRODUCTS -- 2.0%
       111,910  Kimberly-Clark Corp.                                     7,759,839
        34,266  Procter & Gamble Co. (The)                               2,515,810
                                                                     -------------
                                                                        10,275,649
                                                                     -------------

Shares                                                                       Value

INDUSTRIAL CONGLOMERATES -- 2.2%
       275,140  General Electric Co.                                  $ 10,199,440
        23,928  Walter Industries Inc.                                     859,733
                                                                     -------------
                                                                        11,059,173
                                                                     -------------
INSURANCE -- 4.0%
       117,937  Ace, Ltd.                                                7,286,148
        14,216  American International Group, Inc.                         828,793
        36,995  Arch Capital Group Ltd.(1)                               2,602,598
        72,006  Aspen Insurance Holdings Ltd.                            2,076,653
        28,840  Axis Capital Holdings Ltd.                               1,123,895
        80,954  Endurance Specialty Holdings Ltd.                        3,378,210
        13,731  PartnerRe Ltd.                                           1,133,219
        22,210  Travelers Companies, Inc. (The)                          1,194,898
        17,234  XL Capital Ltd. Cl A                                       867,043
                                                                     -------------
                                                                        20,491,457
                                                                     -------------
INTERNET SOFTWARE & SERVICES -- 0.5%
        62,018  eBay Inc.(1)                                             2,058,377
        20,151  Open Text Corp.(1)(3)                                      633,749
                                                                     -------------
                                                                         2,692,126
                                                                     -------------
IT SERVICES -- 5.5%
       174,266  Accenture Ltd. Cl A                                      6,278,804
       119,178  Computer Sciences Corp.(1)                               5,895,736
       120,472  Electronic Data Systems Corp.                            2,497,385
       114,849  International Business Machines Corp.                   12,415,176
         6,395  MasterCard Inc. Cl A                                     1,376,204
                                                                     -------------
                                                                        28,463,305
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
       115,593  Hasbro, Inc.                                             2,956,869
                                                                     -------------
LIFE SCIENCES TOOLS & SERVICES -- 0.2%
        11,359  Invitrogen Corp.(1)                                      1,061,044
                                                                     -------------
MACHINERY -- 0.7%
        41,039  Caterpillar Inc.                                         2,977,790
         6,126  Deere & Co.                                                570,453
                                                                     -------------
                                                                         3,548,243
                                                                     -------------
MEDIA -- 2.7%
       218,952  CBS Corp. Cl B                                           5,966,442
        63,748  Regal Entertainment Group Cl A(3)                        1,151,926
         2,090  Sinclair Broadcast Group, Inc. Cl A                         17,159
       213,780  Walt Disney Co. (The)                                    6,900,819
                                                                     -------------
                                                                        14,036,346
                                                                     -------------

------
9

VP Income & Growth

Shares                                                                       Value

METALS & MINING -- 1.9%
        66,798  Freeport-McMoRan Copper & Gold, Inc.                   $ 6,842,787
        15,707  Southern Copper Corp.(3)                                 1,651,277
        12,265  United States Steel Corp.                                1,482,961
                                                                     -------------
                                                                         9,977,025
                                                                     -------------
MULTILINE RETAIL -- 0.1%
        30,567  Big Lots, Inc.(1)                                          488,766
                                                                     -------------
OFFICE ELECTRONICS -- 1.2%
       376,234  Xerox Corp.                                              6,091,228
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 15.4%
        41,392  Alpha Natural Resources, Inc.(1)                         1,344,412
       155,080  Chevron Corp.                                           14,473,617
       138,448  ConocoPhillips                                          12,224,958
         1,119  Delek US Holdings Inc.                                      22,637
        76,756  EnCana Corp.                                             5,216,338
       288,622  Exxon Mobil Corp.                                       27,040,996
       104,043  Occidental Petroleum Corp.                               8,010,271
        10,527  Overseas Shipholding Group                                 783,525
        41,086  Tesoro Corp.                                             1,959,802
       110,638  Valero Energy Corp.                                      7,747,979
                                                                     -------------
                                                                        78,824,535
                                                                     -------------
PHARMACEUTICALS -- 6.9%
        42,499  Biovail Corp.                                              572,037
       125,073  Bristol-Myers Squibb Co.                                 3,316,936
        44,943  Eli Lilly and Company                                    2,399,507
       213,854  Johnson & Johnson                                       14,264,062
        30,721  Merck & Co., Inc.                                        1,785,197
       559,126  Pfizer Inc.                                             12,708,934
         1,099  Wyeth                                                       48,565
                                                                     -------------
                                                                        35,095,238
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
         2,794  Hospitality Properties Trust                                90,023
        65,034  Host Hotels & Resorts Inc.                               1,108,178
        37,683  iStar Financial Inc.(3)                                    981,642
         5,524  Potlatch Corp.                                             245,487
         7,599  ProLogis                                                   481,625
                                                                     -------------
                                                                         2,906,955
                                                                     -------------

Shares                                                                       Value

ROAD & RAIL -- 1.2%
        21,822  Burlington Northern Santa Fe Corp.                     $ 1,816,245
        26,262  CSX Corp.                                                1,155,003
        25,711  Norfolk Southern Corp.                                   1,296,863
        16,032  Union Pacific Corp.                                      2,013,940
                                                                     -------------
                                                                         6,282,051
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
       150,909  Applied Materials, Inc.                                  2,680,144
         4,000  ASM International N.V.(3)                                   95,800
       230,025  Intel Corp.                                              6,132,466
        40,696  NVIDIA Corp.(1)                                          1,384,478
        37,130  OmniVision Technologies, Inc.(1)(3)                        581,085
                                                                     -------------
                                                                        10,873,973
                                                                     -------------
SOFTWARE -- 3.4%
         2,998  Adobe Systems Inc.(1)                                      128,105
       480,873  Microsoft Corporation                                   17,119,078
         9,863  Oracle Corp.(1)                                            222,707
                                                                     -------------
                                                                        17,469,890
                                                                     -------------
SPECIALTY RETAIL -- 1.0%
         4,492  AutoZone, Inc.(1)                                          538,636
        18,563  Barnes & Noble Inc.                                        639,495
         9,273  GameStop Corp. Cl A(1)                                     575,946
        17,779  Gap, Inc. (The)                                            378,337
       179,334  RadioShack Corp.                                         3,023,571
                                                                     -------------
                                                                         5,155,985
                                                                     -------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
        10,763  VF Corp.                                                   738,988
                                                                     -------------
THRIFTS & MORTGAGE FINANCE -- 0.4%
        12,806  Fannie Mae                                                 511,984
        14,238  Freddie Mac                                                485,089
        84,816  Washington Mutual, Inc.                                  1,154,345
                                                                     -------------
                                                                         2,151,418
                                                                     -------------
TOBACCO -- 0.4%
        10,693  Altria Group Inc.                                          808,177
        16,932  Reynolds American Inc.                                   1,116,835
                                                                     -------------
                                                                         1,925,012
                                                                     -------------
TOTAL COMMON STOCKS
(Cost $435,004,139)                                                    510,561,929
                                                                     -------------

------
10

VP Income & Growth

Principal Amount                                                             Value

Temporary Cash Investments -- 0.2%

    $1,200,000  FHLB Discount Notes, 3.15%, 1/2/08(4)                  $ 1,200,000
(Cost $1,199,790)
                                                                     -------------
Temporary Cash Investments - Securities
Lending Collateral(5) -- 0.9%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 4.42%, dated
12/31/07, due 1/2/08 (Delivery value
$1,750,430)                                                              1,750,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $1,750,433)                                                        1,750,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08
(Delivery value $922,652)                                                  922,429
                                                                     -------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $4,422,429)                                                        4,422,429
                                                                     -------------
TOTAL INVESTMENT SECURITIES -- 100.5%
(Cost $440,626,358)                                                    516,184,358
                                                                     -------------
OTHER ASSETS AND LIABILITIES -- (0.5)%                                 (2,500,676)
                                                                     -------------
TOTAL NET ASSETS -- 100.0%                                            $513,683,682
                                                                     =============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

(3) Security, or a portion thereof, was on loan as of December 31, 2007.

(4) The rate indicated is the yield to maturity at purchase.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

ASSETS

Investment securities, at value (cost of $436,203,929) --
including $4,323,647 of securities on loan                            $511,761,929

Investments made with cash collateral received for securities on
loan, at value (cost of $4,422,429)                                      4,422,429
                                                                      ------------
Total investment securities, at value (cost of $440,626,358)           516,184,358

Cash                                                                        42,684

Receivable for investments sold                                          3,938,480

Receivable for capital shares sold                                           2,921

Dividends and interest receivable                                          623,417
                                                                      ------------
                                                                       520,791,860
                                                                      ------------

LIABILITIES

Payable for collateral received on securities on loan                    4,422,429

Payable for investments purchased                                        2,368,765

Accrued management fees                                                    311,563

Distribution fees payable                                                    5,421
                                                                      ------------
                                                                         7,108,178
                                                                      ------------

NET ASSETS                                                            $513,683,682
                                                                      ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $390,373,640

Undistributed net investment income                                      8,269,500

Undistributed net realized gain on investment transactions              39,482,542

Net unrealized appreciation on investments                              75,558,000
                                                                      ------------
                                                                      $513,683,682
                                                                      ============
CLASS I, $0.01 PAR VALUE

Net assets                                                            $481,303,976

Shares outstanding                                                      56,915,062

Net asset value per share                                                    $8.46

CLASS II, $0.01 PAR VALUE

Net assets                                                             $25,157,803

Shares outstanding                                                       2,980,566

Net asset value per share                                                    $8.44

CLASS III, $0.01 PAR VALUE

Net assets                                                              $7,221,903

Shares outstanding                                                         853,944

Net asset value per share                                                    $8.46

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $408,797)                 $ 12,406,518

Interest                                                                    75,342

Securities lending, net                                                    195,956
                                                                      ------------
                                                                        12,677,816
                                                                      ------------
EXPENSES:

Management fees                                                          4,216,775

Distribution fees -- Class II                                               68,594

Directors' fees and expenses                                                11,675

Other expenses                                                              22,389
                                                                      ------------
                                                                         4,319,433
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                             8,358,383
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                     47,254,822

Change in net unrealized appreciation (depreciation) on investments   (50,118,043)
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                (2,863,221)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $ 5,495,162
                                                                      ============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006
Increase (Decrease) in Net Assets                             2007            2006

OPERATIONS

Net investment income (loss)                           $ 8,358,383    $ 11,831,833

Net realized gain (loss)                                47,254,822      57,685,943
Change in net unrealized appreciation
(depreciation)                                        (50,118,043)      37,715,897
                                                     -------------   -------------
Net increase (decrease) in net assets resulting
from operations                                          5,495,162     107,233,673
                                                     -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                              (11,037,980)    (14,163,521)

 Class II                                                (440,604)       (426,144)

 Class III                                               (179,392)        (99,168)
                                                     -------------   -------------
Decrease in net assets from distributions             (11,657,976)    (14,688,833)
                                                     -------------   -------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                           (133,427,908)   (245,059,530)
                                                     -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS                (139,590,722)   (152,514,690)

NET ASSETS

Beginning of period                                    653,274,404     805,789,094
                                                     -------------   -------------
End of period                                        $ 513,683,682   $ 653,274,404
                                                     =============   =============

Undistributed net investment income                     $8,269,500     $11,648,108
                                                     =============   =============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agree-

------
15

ments with ACIM or American Century Global Investment Management, Inc. (ACGIM),
may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has elected to treat $(5,518,177) of net capital losses incurred in the two-month period ended December 31, 2007, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class of the fund for the year ended
December 31, 2007 was 0.70%.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of

------
16

Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December
31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $322,497,568 and $458,760,838, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $445,509,914
                                                         =============
Gross tax appreciation of investments                     $ 98,669,047

Gross tax depreciation of investments                     (27,994,603)
                                                         -------------
Net tax appreciation (depreciation) of investments        $ 70,674,444
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                      Year ended December 31, 2007    Year ended December 31, 2006
                           Shares           Amount         Shares           Amount
CLASS I/SHARES
AUTHORIZED            300,000,000                     300,000,000
                     ============                    ============
Sold                    5,083,444     $ 44,761,720      7,269,030     $ 56,654,260

Issued in
reinvestment of
distributions           1,329,877       11,037,980      1,898,595       14,163,521

Redeemed             (20,812,020)    (184,652,230)   (40,653,523)    (315,494,267)
                     ------------   --------------   ------------   --------------
                     (14,398,699)    (128,852,530)   (31,485,898)    (244,676,486)
                     ------------   --------------   ------------   --------------
CLASS II/ SHARES
AUTHORIZED             50,000,000                      50,000,000
                     ============                    ============
Sold                      595,141        5,304,481        590,568        4,615,912

Issued in
reinvestment of
distributions              53,085          440,604         57,124          426,144

Redeemed                (891,140)      (7,902,244)    (1,139,010)      (8,829,875)
                     ------------   --------------   ------------   --------------
                        (242,914)      (2,157,159)      (491,318)      (3,787,819)
                     ------------   --------------   ------------   --------------
CLASS III/ SHARES
AUTHORIZED             50,000,000                      50,000,000
                     ============                    ============
Sold                      432,019        3,839,482        598,120        4,980,918

Issued in
reinvestment of
distributions              21,614          179,392         13,293           99,168

Redeemed                (739,245)   (6,437,093)(1)      (217,395)   (1,675,311)(2)
                     ------------   --------------   ------------   --------------
                        (285,612)      (2,418,219)        394,018        3,404,775
                     ------------   --------------   ------------   --------------
Net increase
(decrease)           (14,927,225)   $(133,427,908)   (31,583,198)   $(245,059,530)
                     ============   ==============   ============   ==============

(1) Net of redemption fees of $8,337.

(2) Net of redemption fees of $374.

------
17

5. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $4,323,647 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $4,422,429. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, $466,716 of ordinary income distributions paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction.

------
18

FINANCIAL HIGHLIGHTS
VP Income & Growth

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $8.63      $7.51     $7.32      $6.57      $5.16
                                -------    -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.12       0.14      0.13       0.14       0.10

 Net Realized and
 Unrealized Gain (Loss)          (0.13)       1.12      0.20       0.71       1.38
                                -------    -------   -------    -------    -------
 Total From
 Investment Operations           (0.01)       1.26      0.33       0.85       1.48
                                -------    -------   -------    -------    -------
Distributions

 From Net
 Investment Income               (0.16)     (0.14)    (0.14)     (0.10)     (0.07)
                                -------    -------   -------    -------    -------
Net Asset Value,
End of Period                     $8.46      $8.63     $7.51      $7.32      $6.57
                                =======    =======   =======    =======    =======

TOTAL RETURN(2)                 (0.07)%     17.09%     4.63%     12.99%     29.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.71%      0.70%     0.70%      0.70%      0.70%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.39%      1.75%     1.81%      2.08%      1.78%

Portfolio Turnover Rate             54%        63%       76%        75%        71%

Net Assets, End of Period
(in thousands)                 $481,304   $615,658  $772,330   $805,904   $826,785

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
19

VP Income & Growth

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                  2007        2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $8.62       $7.50     $7.30      $6.56      $5.15
                               -------     -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                 0.10        0.12      0.11       0.13       0.09

 Net Realized and
 Unrealized Gain (Loss)         (0.14)        1.12      0.22       0.69       1.39
                               -------     -------   -------    -------    -------
 Total From
 Investment Operations          (0.04)        1.24      0.33       0.82       1.48
                               -------     -------   -------    -------    -------
Distributions

 From Net
 Investment Income              (0.14)      (0.12)    (0.13)     (0.08)     (0.07)
                               -------     -------   -------    -------    -------
Net Asset Value,
End of Period                    $8.44       $8.62     $7.50      $7.30      $6.56
                               =======     =======   =======    =======    =======

TOTAL RETURN(2)                (0.43)%      16.81%     4.52%     12.57%     29.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                       0.96%       0.95%     0.95%      0.95%      0.95%

Ratio of Net Investment
Income (Loss) to
Average Net Assets               1.14%       1.50%     1.56%      1.83%      1.53%

Portfolio Turnover Rate            54%         63%       76%        75%        71%

Net Assets, End of Period
(in thousands)                 $25,158     $27,778   $27,857    $25,218    $14,370

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Income & Growth

Class III
For a Share Outstanding Throughout the Years Ended December 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $8.63      $7.51     $7.32      $6.57      $5.16
                                -------    -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.12       0.13      0.13       0.15       0.11

 Net Realized and
 Unrealized Gain (Loss)          (0.13)       1.13      0.20       0.70       1.37
                                -------    -------   -------    -------    -------
 Total From
 Investment Operations           (0.01)       1.26      0.33       0.85       1.48
                                -------    -------   -------    -------    -------
Distributions

 From Net
 Investment Income               (0.16)     (0.14)    (0.14)     (0.10)     (0.07)
                                -------    -------   -------    -------    -------
Net Asset Value,
End of Period                     $8.46      $8.63     $7.51      $7.32      $6.57
                                =======    =======   =======    =======    =======

TOTAL RETURN(2)                 (0.07)%     17.09%     4.63%     12.99%     29.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        0.71%      0.70%     0.70%      0.70%      0.70%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.39%      1.75%     1.81%      2.08%      1.75%

Portfolio Turnover Rate             54%        63%       76%        75%        71%

Net Assets, End of Period
(in thousands)                   $7,222     $9,838    $5,601     $3,683     $1,669

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Income & Growth Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

------
22

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

------
23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
24

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman of the Board,
Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------
25

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111 YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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26

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Class I, Class II, and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

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27

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
29

NOTES

------
30

NOTES

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31

NOTES

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58064

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report           December 31, 2007

[photo of winter scene]

VP International Fund

[american century investments logo and text logo ®]

[inside front cover blank]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . .  .      2
      International Equity Total Returns . . . . . . . . . . . . .  .      2

VP INTERNATIONAL

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Mark On, Chief Investment Officer, International Equity

INTERNATIONAL STOCKS SHOWED ROBUST GAINS

A strong global economy combined with relatively tame inflation and healthy labor markets helped promote solid stock gains for the 12 months ended December
31, 2007. Among the developed markets, Europe, the Nordic countries and the
Pacific region (excluding Japan) performed well. Weak consumer spending, a challenging political climate, and slowing demand from the United States pressured Japan's stocks. Emerging markets remained the world's standout performers, due to their optimistic growth forecasts and higher commodity prices.

U.S. CREDIT WOES RATTLED MARKETS

Mounting problems in the U.S. subprime mortgage market led to concerns regarding global economic growth, generating periodic market volatility and contributing to a growing desire globally for less-risky assets. In an effort to soothe frayed nerves, the U.S. Federal Reserve (the Fed), the European Central Bank,
and the Bank of England injected liquidity into their banking systems.

The mid-September rate cut by the Fed served to strengthen the euro and British pound, relative to the sagging U.S. dollar. Late in the period, the dollar hit new record lows against those currencies.

RATES ROSE IN EUROPE AND BRITAIN

Healthy economic growth prompted the European Central Bank and the Bank of
England to raise interest rates two and three times, respectively, between
January and July. Although inflationary pressures remained at the fore in the months that followed, both banks held off making additional rate increases, given the fallout from the credit-market turmoil, and the Bank of England cut rates by 25 basis points in December.

Optimism surrounding improving economic growth prompted the Bank of Japan to raise rates in February. Nevertheless, expectations for additional rate hikes went unfulfilled, as sluggish domestic consumption kept the central bank on hold.

OPTIMISM GUIDES OUTLOOK

Our current outlook for international equity investing is one of guarded optimism. Despite near term volatility, international stocks should continue to perform well in the mid- to longer-term. The combination of low interest rates and continuing growth in international markets should provide a favorable environment for our style of investing.

International Equity Total Returns
For the 12 months ended December 31, 2007

MSCI EM Index                       39.78%
MSCI EAFE Growth Index              16.46%
MSCI Europe Index                   13.86%
MSCI EAFE Index                     11.17%
MSCI World Free Index               9.04%
MSCI EAFE Value Index               5.95%
MSCI Japan Index                    -4.23%

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2

PERFORMANCE
VP International

Total Returns as of December 31, 2007
                                        Average Annual Returns

                                                             Since     Inception
                            1 year  5 years   10 years   Inception      Date

CLASS I                     18.06%   19.04%     8.13%      8.78%       5/1/94
MSCI EAFE INDEX             11.17%   21.59%     8.66%     7.69%(1)       --
MSCI EAFE GROWTH INDEX      16.46%   19.85%     6.46%     5.86%(1)       --
Class II                    17.92%   18.87%      --        9.05%      8/15/01
Class III                   18.06%   19.04%      --        12.41%      5/2/02
Class IV                    17.90%     --        --        18.97%      5/3/04

(1) Since 4/30/94, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

VP International

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
            1998     1999      2000      2001      2002     2003     2004     2005     2006      2007
Class I     18.76%   64.04%   -16.83%   -29.17%   -20.37%   24.51%   14.92%   13.25%   25.03%    18.06%

MSCI
EAFE
Index       20.00%   26.96%   -14.17%   -21.44%   -15.94%   38.59%   20.25%   13.54%   26.34%    11.17%

MSCI
EAFE
Growth
Index       22.21%   29.46%   -24.52%   -24.58%   -16.02%   31.99%   16.13%   13.28%   22.32%    16.46%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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4

PORTFOLIO COMMENTARY
VP International

Portfolio Managers: Alex Tedder and Keith Creveling

PERFORMANCE SUMMARY

VP International gained 18.06%* during the 12 months ended December 31, 2007.
The portfolio's benchmark, the MSCI EAFE Index, advanced 11.17%.

Strong global economic growth combined with a weak U.S. dollar helped generate strong 12-month performance among international stocks. On an absolute basis, all sectors the portfolio invested in posted positive returns, and all but one sector (consumer discretionary) showed double-digit gains. Favorable stock selection in seven of 10 sectors accounted for the portfolio's outperformance relative to the benchmark.

JAPAN, INDIA, GERMANY WERE TOP COUNTRIES

From a country perspective, Japan (one of the portfolio's largest country weightings), India (which was not represented in the benchmark), and Germany made the greatest overall contributions to the portfolio's relative performance.
Stock selection in Japan and Germany was effective, while an underweight in
Japan and an overweight in Germany helped. Despite its relatively small weighting, India had a strong impact on the portfolio's relative return.

The worst country contributors to relative performance included the Netherlands,
Spain, and Sweden, primarily due to stock selection. Our underweights to the
Netherlands and Spain also hurt performance slightly.

FINANCIALS, INDUSTRIALS LED ALL SECTORS

The financials sector, the largest weighting in the portfolio, made the greatest positive contribution to relative performance. In particular, our stock selection within the commercial banking and diversified financial services industries offered strong performance. Our overweights in Deutsche Boerse AG, the Germany-based owner of several securities exchanges, and National Bank of
Greece led to solid results. In addition, our position in China Merchants Bank, an emerging-market investment not represented in the benchmark, boosted performance, as the stock returned 94% during the reporting period.

The portfolio's relative performance also benefited from strong stock selection in the industrials sector. In particular, our stocks in the electrical equipment industry performed well, including Q-Cells AG, the German manufacturer of solar cells, and Vestas Wind Systems, a Danish supplier of wind power solutions. We also overweighted both positions, which contributed positively to relative performance.

Top Ten Holdings as of December 31, 2007

                                  % of net       % of net
                                assets as of   assets as of
                                  12/31/07        6/30/07
Deutsche Boerse AG                  1.9%           1.1%
BG Group plc                        1.8%           1.3%
Nintendo Co., Ltd.                  1.7%           1.6%
National Bank of Greece SA          1.7%           1.5%
Julius Baer Holding AG              1.7%           1.3%
Novo Nordisk AS B Shares            1.7%           0.5%
Total SA                            1.5%           1.7%
Saipem SpA                          1.5%           1.3%
Societe Generale                    1.4%           0.9%
Nestle SA                           1.4%           0.5%

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP International

Our information technology stocks also were strong contributors, led by Japan's
Nintendo, a videogame manufacturer, which advanced 136% during the reporting period on strong sales of its Wii gaming system. Nintendo was the portfolio's top-performing stock for the year.

STAPLES, UTILITIES SECTORS LAGGED

Despite posting an absolute total return of 18.43% for the reporting period, the portfolio's consumer staples sector was the largest laggard relative to the benchmark. Our stock selection in the food products industry, combined with an underweight in the tobacco industry, accounted for the bulk of the shortfall.
Our utilities stocks returned 31.83% for the year on an absolute basis, but our underweight to the sector contributed to lagging results versus the benchmark.
Our consumer discretionary holdings also detracted, primarily due to stock selection in the automobiles group and an overweight in multiline retailers.

OUTLOOK

VP International seeks to invest in companies located throughout the world, excluding the United States, exhibiting accelerating earnings and revenue growth. Our analysis indicates the outlook for large-cap growth companies remains favorable. The portfolio has broad exposure to high-quality growth companies in numerous markets, and we believe these companies will deliver solid returns, even during volatile market conditions.

Types of Investments in Portfolio

                                       % of net       % of net
                                     assets as of   assets as of
                                       12/31/07        6/30/07

Foreign Common Stocks                    99.5%          99.2%
Foreign Preferred Stocks                  --            0.2%
TOTAL EQUITY EXPOSURE                    99.5%          99.4%
Temporary Cash Investments               0.5%           --(1)
Other Assets and Liabilities(2)          --(1)          0.6%

(1) Category is less than 0.05% of total net assets.

(2) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of December 31, 2007

                                       % of net       % of net
                                     assets as of   assets as of
                                       12/31/07        6/30/07

Japan                                    13.9%          15.8%
United Kingdom                           13.5%          13.9%
Switzerland                              10.1%          11.0%
Germany                                  10.1%          10.9%
France                                    9.1%           9.8%
Australia                                 5.2%           4.9%
Canada                                    3.5%           0.7%
Spain                                     3.2%           2.2%
India                                     3.2%           2.7%
Denmark                                   3.2%           1.6%
Italy                                     3.0%           4.8%
Greece                                    2.2%           1.8%
Belgium                                   2.1%           1.8%
Other Countries                          17.2%          17.5%
Cash and Equivalents(3)                   0.5%           0.6%

(3) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Expenses Paid
                    Beginning        Ending      During Period*
                  Account Value   Account Value     7/1/07 -         Annualized
                     7/1/07         12/31/07        12/31/07       Expense Ratio*
ACTUAL
Class I              $1,000         $1,058.90         $6.23            1.20%
Class II             $1,000         $1,058.10         $7.00            1.35%
Class III            $1,000         $1,058.90         $6.23            1.20%
Class IV             $1,000         $1,059.00         $7.01            1.35%
HYPOTHETICAL
Class I              $1,000         $1,019.16         $6.11            1.20%
Class II             $1,000         $1,018.40         $6.87            1.35%
Class III            $1,000         $1,019.16         $6.11            1.20%
Class IV             $1,000         $1,018.40         $6.87            1.35%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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7

SCHEDULE OF INVESTMENTS
VP International

DECEMBER 31, 2007

Shares                                                                       Value

Common Stocks -- 99.5%

AUSTRALIA -- 5.2%
                 72,340  Babcock & Brown Ltd.(1)                       $ 1,722,357
                293,289  BHP Billiton Ltd.                              10,323,999
              1,368,416  Boart Longyear Group(2)                         2,820,076
                354,210  CSL Ltd.                                       11,294,305
                771,280  Oxiana Ltd.(1)                                  2,353,782
                365,730  QBE Insurance Group Ltd.                       10,693,036
                 87,700  Rio Tinto Ltd.(1)                              10,301,896
                186,080  Westpac Banking Corp.                           4,556,065
                                                                    --------------
                                                                        54,065,516
                                                                    --------------
AUSTRIA -- 0.5%
                 64,758  Erste Bank der oesterreichischen
                         Sparkassen AG                                   4,596,842
                                                                    --------------
BELGIUM -- 2.1%
                 71,260  KBC Groupe                                     10,009,981
                244,270  SES SA Fiduciary Depositary Receipt(2)          6,420,295
                 22,920  Umicore                                         5,689,523
                                                                    --------------
                                                                        22,119,799
                                                                    --------------
BRAZIL -- 1.0%
                 67,800  Bolsa de Mercadorias e Futuros - BM&F
                         SA(2)                                             952,247
                326,000  Redecard SA                                     5,219,461
                290,500  Unibanco-Uniao de Bancos Brasileiros SA         4,053,173
                                                                    --------------
                                                                        10,224,881
                                                                    --------------
CANADA -- 3.5%
                 84,810  EnCana Corp.(1)                                 5,763,688
                 65,260  Research In Motion Ltd.(2)                      7,400,484
                254,080  Rogers Communications Inc. Cl B                11,510,482
                 95,371  Shoppers Drug Mart Corp.                        5,114,751
                 56,390  Suncor Energy Inc.                              6,127,323
                                                                    --------------
                                                                        35,916,728
                                                                    --------------
CZECH REPUBLIC -- 1.1%
                149,610  CEZ AS                                         11,222,058
                                                                    --------------
DENMARK -- 3.2%
                    390  AP Moller - Maersk AS                           4,128,197
                262,440  Novo Nordisk AS B Shares                       17,111,015
                109,400  Vestas Wind Systems AS(2)                      11,681,172
                                                                    --------------
                                                                        32,920,384
                                                                    --------------
FINLAND -- 1.8%
                 73,510  Kone Oyj                                        5,101,994
                340,390  Nokia Oyj                                      13,089,942
                                                                    --------------
                                                                        18,191,936
                                                                    --------------

Shares                                                                       Value

FRANCE -- 9.1%
                 32,900  Accor SA                                      $ 2,627,820
                 43,140  ALSTOM Co.                                      9,259,976
                224,685  AXA SA                                          8,986,249
                 85,770  Groupe Danone(1)                                7,689,819
                 54,260  L'Oreal SA                                      7,763,000
                 39,850  PPR SA                                          6,400,787
                 21,843  Renault SA                                      3,094,148
                 23,710  Schneider Electric SA                           3,208,706
                102,279  Societe Generale                               14,774,977
                 65,950  Suez SA                                         4,484,700
                186,640  Total SA(1)                                    15,487,978
                 55,480  Veolia Environnement                            5,059,193
                 65,930  Vinci SA(1)                                     4,876,125
                                                                    --------------
                                                                        93,713,478
                                                                    --------------
GERMANY -- 10.1%
                 34,170  Allianz SE                                      7,299,396
                 68,480  BASF AG                                        10,107,790
                 34,260  Continental AG                                  4,437,154
                 98,200  Deutsche Boerse AG                             19,358,276
                177,933  Fresenius Medical Care AG & Co. KGaA            9,505,679
                229,040  GEA Group AG(2)                                 7,900,631
                 46,519  Hochtief AG                                     6,182,721
                 43,620  K+S AG(1)                                      10,274,850
                 45,860  Linde AG                                        6,032,384
                 70,690  Q-Cells AG(2)                                   9,905,403
                 80,600  SAP AG                                          4,159,071
                 58,390  Siemens AG                                      9,155,004
                                                                    --------------
                                                                       104,318,359
                                                                    --------------
GREECE -- 2.2%
                130,910  Hellenic Telecommunications
                         Organization SA                                 4,817,101
                255,210  National Bank of Greece SA                     17,507,456
                                                                    --------------
                                                                        22,324,557
                                                                    --------------
HONG KONG -- 1.6%
                810,400  Esprit Holdings Ltd.                           12,055,426
                211,300  Hang Seng Bank Ltd.                             4,359,942
                                                                    --------------
                                                                        16,415,368
                                                                    --------------
INDIA -- 3.2%
                111,430  Bharat Heavy Electricals Ltd.                   7,307,778
                240,020  Bharti Airtel Ltd.(2)                           6,057,909
                129,860  DLF Ltd.                                        3,538,730
                120,120  Housing Development Finance Corp. Ltd.          8,756,216
                 70,860  Reliance Industries Ltd.                        5,180,845
                 79,120  Tata Consultancy Services Ltd.                  2,175,223
                                                                    --------------
                                                                        33,016,701
                                                                    --------------

------
8

VP International

Shares                                                                       Value

IRELAND -- 0.5%
                136,123  Anglo Irish Bank Corp. plc                    $ 2,174,509
                190,640  Kingspan Group plc                              2,881,156
                                                                    --------------
                                                                         5,055,665
                                                                    --------------
ITALY -- 3.0%
                123,350  ENI SpA                                         4,488,770
                144,420  Fiat SpA                                        3,707,142
                234,700  Finmeccanica SpA                                7,429,718
                381,469  Saipem SpA                                     15,158,566
                                                                    --------------
                                                                        30,784,196
                                                                    --------------
JAPAN -- 13.9%
                210,600  Canon, Inc.                                     9,649,590
                136,000  Daikin Industries Ltd.                          7,614,384
                    470  East Japan Railway Co.                          3,870,387
                 34,600  Fanuc Ltd.                                      3,385,004
                103,100  Ibiden Co. Ltd.                                 7,141,419
                350,000  Isuzu Motors Ltd.                               1,569,564
                    590  Japan Tobacco Inc.                              3,508,245
                697,000  Kobe Steel Ltd.                                 2,265,437
                483,500  Kuraray Co. Ltd.                                5,853,514
                 70,900  Makita Corp.                                    2,970,986
                802,000  Marubeni Corp.                                  5,649,017
                370,000  Mitsubishi Electric Corp.                       3,832,111
                 29,500  Nintendo Co., Ltd.                             17,961,501
                799,000  Nippon Yusen Kabushiki Kaisha                   6,379,609
                  3,270  NTT DoCoMo, Inc.                                5,433,294
                 94,600  Sony Corp.                                      5,148,277
                  1,725  Sony Financial Holdings Inc.(2)                 6,574,758
                643,000  Sumitomo Chemical Co., Ltd.                     5,734,662
                254,000  Sumitomo Heavy Industries Ltd.                  2,340,315
                619,000  Sumitomo Metal Industries Ltd.                  2,866,510
                236,000  Sumitomo Realty & Development Co. Ltd.          5,821,149
                109,800  Terumo Corp.                                    5,800,827
                240,700  Toyota Motor Corp.                             12,992,376
                 76,830  Yamada Denki Co. Ltd.                           8,769,743
                                                                    --------------
                                                                       143,132,679
                                                                    --------------
MALAYSIA -- 0.7%
              2,076,700  Bumiputra - Commerce Holdings Bhd               6,907,681
                                                                    --------------
MEXICO -- 1.3%
                220,070  America Movil, SAB de CV ADR                   13,510,096
                                                                    --------------

Shares                                                                       Value

NETHERLANDS -- 1.1%
                 75,848  ASML Holding N.V.                             $ 2,398,915
                 40,281  CNH Global N.V.                                 2,651,295
                 97,490  Heineken N.V.                                   6,294,934
                                                                    --------------
                                                                        11,345,144
                                                                    --------------
NORWAY -- 1.5%
                241,165  Aker Kvaerner ASA                               6,358,177
                108,600  StatoilHydro ASA                                3,356,620
                129,520  Yara International ASA                          5,945,403
                                                                    --------------
                                                                        15,660,200
                                                                    --------------
PEOPLE'S REPUBLIC OF CHINA -- 1.0%
              1,582,000  Agile Property Holdings Ltd.                    2,880,845
                  8,301  Alibaba.com Ltd.(2)                                29,434
              1,784,500  China Merchants Bank Co., Ltd. Cl H             7,288,718
                                                                    --------------
                                                                        10,198,997
                                                                    --------------
SINGAPORE -- 1.7%
                980,000  Keppel Corp. Ltd.                               8,848,451
              1,458,000  Oversea-Chinese Banking Corp.                   8,394,791
                                                                    --------------
                                                                        17,243,242
                                                                    --------------
SOUTH AFRICA -- 1.1%
                118,161  Anglo American plc                              7,224,673
                241,360  MTN Group Ltd.                                  4,502,340
                                                                    --------------
                                                                        11,727,013
                                                                    --------------
SOUTH KOREA -- 0.3%
                  5,470  Samsung Electronics                             3,226,600
                                                                    --------------
SPAIN -- 3.2%
                284,890  Banco Bilbao Vizcaya Argentaria SA              6,988,379
                330,379  Cintra Concesiones de Infraestructuras
                         de Transporte SA(1)                             4,949,690
                154,021  Inditex SA(1)                                   9,352,926
                373,110  Telefonica SA                                  12,042,614
                                                                    --------------
                                                                        33,333,609
                                                                    --------------

------
9

VP International

Shares                                                                       Value

SWITZERLAND -- 10.1%
                486,570  ABB Ltd.                                     $ 14,010,814
                 60,830  Actelion Ltd.(1)(2)                             2,768,485
                103,350  Compagnie Financiere Richemont SA Cl A          7,041,972
                110,200  Holcim Ltd.                                    11,694,218
                211,050  Julius Baer Holding AG                         17,132,968
                 31,380  Nestle SA                                      14,360,352
                105,450  Novartis AG                                     5,737,382
                 61,356  Roche Holding AG                               10,555,137
                 34,130  Sonova Holding AG                               3,812,900
                 54,210  Syngenta AG                                    13,736,856
                 77,492  UBS AG                                          3,594,080
                                                                    --------------
                                                                       104,445,164
                                                                    --------------
TAIWAN (REPUBLIC OF CHINA) -- 1.3%
              1,573,000  AU Optronics Corp.                              3,080,034
              1,639,480  Hon Hai Precision Industry Co., Ltd.           10,211,994
                                                                    --------------
                                                                        13,292,028
                                                                    --------------
TURKEY -- 0.7%
                751,510  Turkiye Garanti Bankasi AS                      6,741,440
                                                                    --------------
UNITED KINGDOM -- 13.5%
                216,110  Admiral Group plc                               4,719,118
                239,120  Aggreko plc                                     2,530,093
                357,290  AMEC plc                                        5,947,264
                821,470  BG Group plc                                   18,753,523
                116,985  British American Tobacco plc                    4,563,374
                756,595  Burberry Group plc                              8,553,631
                308,378  Capita Group plc                                4,272,993
                489,580  Compass Group plc                               2,998,280
                303,470  easyJet plc(2)                                  3,695,929
                127,648  GlaxoSmithKline plc                             3,240,991
                266,332  HSBC Holdings plc                               4,451,730
                957,090  International Power plc                         8,616,351
                766,001  Man Group plc                                   8,652,367
                207,917  Reckitt Benckiser Group plc                    12,027,431
                417,040  Scottish and Southern Energy plc               13,560,788
              1,488,331  Tesco plc                                      14,100,638
                906,850  TUI Travel plc(2)                               5,288,185
              3,387,270  Vodafone Group plc                             12,628,120
                                                                    --------------
                                                                       138,600,806
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $758,236,664)                                                  1,024,251,167
                                                                    --------------

Principal Amount                                                             Value

Temporary Cash Investments -- 0.5%
 $ 5,300,000                         FHLB Discount Notes, 3.15%,
                                     1/2/08(3)                         $ 5,300,000
(Cost $5,299,073)
                                                                    --------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 3.6%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 4.42%, dated
12/31/07, due 1/2/08 (Delivery
value $15,003,683)                                                      15,000,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08
(Delivery value $15,003,708)                                            15,000,000

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07,
due 1/2/08 (Delivery value $7,442,485)                                   7,440,687
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $37,440,687)                                                      37,440,687
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 103.6%
(Cost $800,976,424)                                                  1,066,991,854
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (3.6)%                                (36,750,832)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,030,241,022
                                                                    ==============

------
10

VP International

Market Sector Diversification
(as a % of net assets)

Financials                                                  21.3%
Industrials                                                 16.8%
Materials                                                   10.7%
Consumer Discretionary                                      10.0%
Energy                                                       7.8%
Information Technology                                       7.8%
Consumer Staples                                             7.3%
Telecommunication Services                                   6.8%
Health Care                                                  6.8%
Utilities                                                    4.2%
Cash and Equivalents+                                        0.5%

+ Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Security, or a portion thereof, was on loan as of December 31, 2007.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of December 31, 2007, securities with an aggregate value of $511,104,625, which represented 49.6% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

ASSETS

Investment securities, at value (cost of $763,535,737) -
including $34,953,587 of securities on loan                         $1,029,551,167

Investments made with cash collateral received for securities on
loan, at value (cost of $37,440,687)                                    37,440,687
                                                                    --------------
Total investment securities, at value (cost of $800,976,424)         1,066,991,854

Foreign currency holdings, at value (cost of $2,197,042)                 2,202,060

Receivable for capital shares sold                                          21,290

Dividends and interest receivable                                          773,878
                                                                    --------------
                                                                     1,069,989,082
                                                                    --------------

LIABILITIES

Disbursements in excess of demand deposit cash                             333,730

Payable for collateral received for securities on loan                  37,440,687

Accrued management fees                                                  1,026,333

Distribution fees payable                                                   42,367

Accrued foreign taxes                                                      904,943
                                                                    --------------
                                                                        39,748,060
                                                                    --------------

NET ASSETS                                                          $1,030,241,022
                                                                    ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                               $684,693,100

Undistributed net investment income                                      5,655,713

Undistributed net realized gain on investment and foreign
currency transactions                                                   74,770,905

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           265,121,304
                                                                    --------------
                                                                    $1,030,241,022
                                                                    ==============

CLASS I, $0.01 PAR VALUE
Net assets                                                            $702,516,590
Shares outstanding                                                      59,236,236
Net asset value per share                                                   $11.86

CLASS II, $0.01 PAR VALUE
Net assets                                                            $175,971,900
Shares outstanding                                                      14,864,719
Net asset value per share                                                   $11.84

CLASS III, $0.01 PAR VALUE
Net assets                                                            $128,446,784
Shares outstanding                                                      10,830,065
Net asset value per share                                                   $11.86

CLASS IV, $0.01 PAR VALUE
Net assets                                                             $23,305,748
Shares outstanding                                                       1,967,543
Net asset value per share                                                   $11.85

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $1,774,653)               $ 20,245,223

Securities lending, net                                                    916,327

Interest                                                                   304,041
                                                                      ------------
                                                                        21,465,591
                                                                      ------------

EXPENSES:

Management fees                                                         11,526,802

Distribution fees:
 Class II                                                                  425,600
 Class IV                                                                   42,675

Directors' fees and expenses                                                21,074

Other expenses                                                              18,775
                                                                      ------------
                                                                        12,034,926
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                             9,430,665
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:
Investment transactions (net of foreign taxes withheld of $396,944)    105,579,491

Foreign currency transactions                                           32,016,479
                                                                      ------------
                                                                       137,595,970
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments (including foreign tax liability reduction (increase)
of $(609,694))                                                        (11,030,959)

Translation of assets and liabilities in foreign currencies             22,762,467
                                                                      ------------
                                                                        11,731,508
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                149,327,478
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $158,758,143
                                                                      ============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006
Increase (Decrease) in Net Assets                        2007            2006

OPERATIONS

Net investment income (loss)                            $ 9,430,665    $ 4,631,044

Net realized gain (loss)                                137,595,970    108,891,691

Change in net unrealized appreciation
(depreciation)                                           11,731,508     75,025,051
                                                     --------------   ------------
Net increase (decrease) in net assets resulting
from operations                                         158,758,143    188,547,786
                                                     --------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Class I                                                (4,397,585)    (9,536,031)
 Class II                                                 (920,556)    (1,997,543)
 Class III                                                (867,411)    (1,849,972)
 Class IV                                                  (81,096)      (169,198)
                                                     --------------   ------------
Decrease in net assets from distributions               (6,266,648)   (13,552,744)
                                                     --------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                             (38,507,694)   (57,605,760)
                                                     --------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                   113,983,801    117,389,282

NET ASSETS

Beginning of period                                     916,257,221    798,867,939
                                                     --------------   ------------
End of period                                        $1,030,241,022   $916,257,221
                                                     ==============   ============

Accumulated undistributed net investment income
(loss)                                                   $5,655,713   $(4,008,445)
                                                     ==============   ============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of foreign companies that management believes will increase in value over time. The fund will invest primarily in securities of issuers located in at least three developed countries (excluding the United States). The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes

------
15

a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of the filing. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has elected to treat $(17,771) of net foreign currency losses incurred in the two-month period ended December 31, 2007, as having been incurred in the following fiscal year for federal income tax purposes.

------
16

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. The effective annual management fee for each class of the fund for the year ended December 31, 2007 was 1.20%, 1.10%, 1.20% and 1.10% for Class I, Class II, Class III and Class IV,
respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan for Class II and a separate Master Distribution Plan for Class IV
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
17

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $981,144,722 and $1,020,376,252, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $803,317,076
                                                         =============
Gross tax appreciation of investments                     $276,205,658
Gross tax depreciation of investments                     (12,530,880)
                                                         -------------
Net tax appreciation (depreciation) of investments        $263,674,778
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investments companies.

4. CAPITAL SHARE TRANSACTIONS

                   Year ended December 31, 2007     Year ended December 31, 2006
                     Shares           Amount          Shares           Amount
CLASS I/SHARES
AUTHORIZED          300,000,000                      300,000,000
                   ============                     ============
Sold                 11,403,571      $128,126,022      7,787,464       $70,332,292
Issued in
reinvestment of
distributions           442,859         4,397,585      1,124,532         9,536,031
Redeemed           (13,918,302)     (153,498,425)   (15,374,988)     (137,152,085)
                   ------------   ---------------   ------------   ---------------
                    (2,071,872)      (20,974,818)    (6,462,992)      (57,283,762)
                   ------------   ---------------   ------------   ---------------
CLASS II/SHARES
AUTHORIZED           50,000,000                       50,000,000
                   ============                     ============
Sold                  1,252,967        14,069,808      1,910,278        17,015,872
Issued in
reinvestment of
distributions            92,798           920,556        235,838         1,997,543
Redeemed            (2,414,771)      (26,727,006)    (1,218,416)      (11,004,028)
                   ------------   ---------------   ------------   ---------------
                    (1,069,006)      (11,736,642)        927,700         8,009,387
                   ------------   ---------------   ------------   ---------------
CLASS
III/SHARES
AUTHORIZED           50,000,000                       50,000,000
                   ============                     ============
Sold                  1,020,710        11,318,614      1,296,180        11,525,794
Issued in
reinvestment of
distributions            87,353           867,411        218,157         1,849,972
Redeemed            (2,269,465)   (25,055,813)(1)    (2,529,408)   (22,598,909)(2)
                   ------------   ---------------   ------------   ---------------
                    (1,161,402)      (12,869,788)    (1,015,071)       (9,223,143)
                   ------------   ---------------   ------------   ---------------
CLASS IV/SHARES
AUTHORIZED           50,000,000                       50,000,000
                   ============                     ============
Sold                    882,964        10,069,035        368,962         3,302,710
Issued in
reinvestment of
distributions             8,167            81,096         19,953           169,198
Redeemed              (288,111)    (3,076,577)(3)      (291,446)    (2,580,150)(4)
                   ------------   ---------------   ------------   ---------------
                        603,020         7,073,554         97,469           891,758
                   ------------   ---------------   ------------   ---------------
Net increase
(decrease)          (3,699,260)     $(38,507,694)    (6,452,894)     $(57,605,760)
                   ============   ===============   ============   ===============

(1) Net of redemption fees of $13,588.

(2) Net of redemption fees of $14,631.

(3) Net of redemption fees of $5,894.

(4) Net of redemption fees of $5,588.

------
18

5. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $34,953,587 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $37,440,687. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

As of December 31, 2007, the fund designates $572,289 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
19

FINANCIAL HIGHLIGHTS
VP International

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                  2007       2006       2005      2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.12      $8.23     $7.35      $6.43      $5.21
                               --------   --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                         0.11       0.05      0.09       0.04       0.04

 Net Realized and
 Unrealized Gain (Loss)            1.70       1.98      0.88       0.92       1.22
                               --------   --------  --------   --------   --------
 Total From Investment
 Operations                        1.81       2.03      0.97       0.96       1.26
                               --------   --------  --------   --------   --------
Distributions
 From Net Investment
 Income                          (0.07)     (0.14)    (0.09)     (0.04)     (0.04)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $11.86     $10.12     $8.23      $7.35      $6.43
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                  18.06%     25.03%    13.25%     14.92%     24.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.20%      1.23%     1.23%      1.27%      1.34%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.00%      0.57%     1.15%      0.59%      0.67%

Portfolio Turnover Rate            101%        98%       97%       120%       185%

Net Assets, End of
Period (in thousands)          $702,517   $620,235  $558,013   $537,982   $512,814

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP International

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                   2007       2006      2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $10.10     $8.22      $7.34     $6.42     $5.20
                                --------  --------   --------   -------   -------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                          0.09      0.04       0.07      0.02      0.01

 Net Realized and
 Unrealized Gain (Loss)             1.71      1.97       0.88      0.93      1.24
                                --------  --------   --------   -------   -------
 Total From Investment
 Operations                         1.80      2.01       0.95      0.95      1.25
                                --------  --------   --------   -------   -------
Distributions

 From Net Investment
 Income                           (0.06)    (0.13)     (0.07)    (0.03)    (0.03)
                                --------  --------   --------   -------   -------
Net Asset Value,
End of Period                     $11.84    $10.10      $8.22     $7.34     $6.42
                                ========  ========   ========   =======   =======

TOTAL RETURN(2)                   17.92%    24.74%     13.11%    14.77%    24.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         1.35%     1.38%      1.38%     1.42%     1.49%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                         0.85%     0.42%      1.00%     0.44%     0.52%

Portfolio Turnover Rate             101%       98%        97%      120%      185%

Net Assets, End of Period
(in thousands)                  $175,972  $160,914   $123,337   $81,773   $44,556

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

VP International

Class III
For a Share Outstanding Throughout the Years Ended December 31
                                 2007       2006      2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $10.12     $8.23      $7.36     $6.43     $5.21
                                --------  --------   --------   -------   -------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                          0.11      0.05       0.09      0.04      0.04

 Net Realized and
 Unrealized Gain (Loss)             1.70      1.98       0.87      0.93      1.22
                                --------  --------   --------   -------   -------
 Total From Investment
 Operations                         1.81      2.03       0.96      0.97      1.26
                                --------  --------   --------   -------   -------
Distributions
 From Net Investment
 Income                           (0.07)    (0.14)     (0.09)    (0.04)    (0.04)
                                --------  --------   --------   -------   -------
Net Asset Value,
End of Period                     $11.86    $10.12      $8.23     $7.36     $6.43
                                ========  ========   ========   =======   =======

TOTAL RETURN(2)                   18.06%    25.03%     13.10%    15.08%    24.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         1.20%     1.23%      1.23%     1.27%     1.34%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                         1.00%     0.57%      1.15%     0.59%     0.67%

Portfolio Turnover Rate             101%       98%        97%      120%      185%

Net Assets, End of Period
(in thousands)                  $128,447  $121,320   $107,098   $96,358   $83,133

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

VP International

Class IV
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                         2007      2006       2005      2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                      $10.10      $8.22     $7.35         $6.47
                                        -------    -------   -------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)           0.09       0.04      0.08         --(3)

 Net Realized and Unrealized
 Gain (Loss)                               1.72       1.97      0.87          0.88
                                        -------    -------   -------      --------
 Total From Investment Operations          1.81       2.01      0.95          0.88
                                        -------    -------   -------      --------
Distributions

 From Net Investment Income              (0.06)     (0.13)    (0.08)            --
                                        -------    -------   -------      --------
Net Asset Value, End of Period           $11.85     $10.10     $8.22         $7.35
                                        =======    =======   =======      ========

TOTAL RETURN(4)                          17.90%     24.86%    12.97%        13.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                        1.35%      1.38%     1.38%      1.42%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets              0.85%      0.42%     1.00%    (0.01)%(5)

Portfolio Turnover Rate                    101%        98%       97%       120%(6)

Net Assets, End of Period
(in thousands)                          $23,306    $13,788   $10,420        $6,294

(1) May 3, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------
23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
International Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

------
27

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

------
25

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
26

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
27

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
28

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by the fund: Class I, Class II,
Class III, and Class IV.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

CLASS IV shares are sold through insurance company separate accounts. Class IV shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class IV shares are purchased. Class IV shares also have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class IV shares is higher than the total expense ratio of the Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
29

ADDITIONAL INFORMATION

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE® (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE® GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE® VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM® (EMERGING MARKETS) INDEX represents the gross performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on
American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
30

NOTES

------
31

NOTES

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32

[inside back cover blank]

CONTACT US
AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58066

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report               December 31, 2007

[photo of winter]

VP Large Company Value Fund

[american century investments logo and text logo ®]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . .     2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . .     2

VP LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007, despite a confluence of challenges that led to extraordinary market volatility, particularly in the last six months.

The stock market rallied steadily during the first half of the period, with the exception of a brief dip in late February caused by a drop in the Chinese stock market and growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes declined sharply as subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October. However, stocks finished the year on a down note, declining amid further subprime-related losses, weaker corporate profits, and increased possibility of a recession.

LARGE-CAP AND GROWTH OUTPERFORMED

Large- and mid-cap stocks delivered the best returns in 2007 (see the accompanying table), while small-cap stocks declined modestly. For the first time since 2000, growth stocks outpaced value shares across all market capitalizations.

Energy was the best-performing sector in the stock market in 2007, benefiting from a 57% increase in the price of oil. Materials and utilities stocks also posted strong returns. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns For the 12 months ended December 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)          5.77%
Russell 1000 Growth Index              11.81%
Russell 1000 Value Index               -0.17%

RUSSELL MIDCAP INDEX                    5.60%
Russell Midcap Growth Index            11.43%
Russell Midcap Value Index             -1.42%

RUSSELL 2000 INDEX (SMALL-CAP)         -1.57%
Russell 2000 Growth Index               7.05%
Russell 2000 Value Index               -9.78%

------
2

PERFORMANCE
VP Large Company Value

Total Returns as of December 31, 2007
                                          Average Annual Returns
                                                   Since           Inception
                                 1 year          Inception            Date

CLASS II                         -1.35%          10.02%(1)          10/29/04

RUSSELL 1000 VALUE INDEX(2)      -0.17%           11.67%               --

S&P 500 INDEX(2)                  5.49%           10.68%               --

Class I                          -1.27%          8.07%(1)           12/1/04

(1) Returns would have been lower if management fees had not been voluntarily reimbursed and/or waived.

(2) Data provided by Lipper Inc. -- A Reuters Company. (C) 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Large Company Value

Growth of $10,000 Over Life of Class

$10,000 investment made October 29, 2004

One-Year Returns Over Life of Class
Periods ended December 31
                              2004*    2005      2006      2007

Class II                      8.52%  5.59%**   19.78%**   -1.35%

Russell 1000 Value Index      8.57%   7.05%     22.25%    -0.17%

S&P 500 Index                 7.59%   4.91%     15.79%     5.49%

* From 10/29/04, Class II's inception date, to 12/31/04. Not annualized.

** Returns would have been lower, along with the ending value, if management fees had not been voluntarily reimbursed and/or waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

VP Large Company Value returned -1.27%* for the 12 months ended December 31,
2007. By comparison, its benchmark, the Russell 1000 Value Index, returned
-0.17%, while the broader market, as measured by the S&P 500 Index, returned
5.49%. The portfolio's returns reflect operating expenses, while the indices'
returns do not.

VP Large Company Value's return resulted from a market environment (described in the Market Perspective on page 2) more favorable to growth stocks than to value stocks across the capitalization spectrum. Stocks struggled for much of the reporting period, providing a challenging market environment for VP Large
Company Value. The slowing U.S. economy and the subprime meltdown and subsequent credit crisis weighed on investors, who gravitated toward companies that were already strong performers; this momentum bias did not fit well with the portfolio's investment approach, which seeks stocks that are undervalued by the market.

On the positive side, the portfolio benefited from strong security selection.
Investments in the information technology and consumer staples sectors added most to results relative to the benchmark. A modest weighting in foreign holdings, such as Unilever N.V. and Royal Dutch Shell plc, which have substantial U.S. operations, also contributed significantly to results. Over the period, foreign holdings averaged less than 4.9% of the portfolio.

INFORMATION TECHNOLOGY CONTRIBUTED

The portfolio benefited from strong security selection in the information technology sector, with most of the gains coming from large leading software and technology companies. A significant holding was software giant Microsoft, which benefited from strong sales of its new Vista operating system and Office 2007.
Hewlett-Packard continued to gain ground in the PC market and moved into high-end enterprise printing equipment.

CONSUMER STAPLES ADDED VALUE

Our position in consumer staples benefited performance as the U.S. economy slowed and investors sought out companies that provide everyday goods and services. During difficult economic times, consumer staples stocks are regarded as sound, defensive investments. Moreover, our preference for large industry leaders proved advantageous as many of these names outperformed the benchmark.
Pepsi Bottling Group and Coca-Cola Co., for example, gained about 30% during the period. Despite higher commodity costs, Pepsi Bottling announced a healthy increase in profit. Meanwhile, Coca-Cola reported growing revenues and bought back a large number of its shares.

Top Ten Holdings as of December 31, 2007
                                 % of net       % of net
                               assets as of   assets as of
                                 12/31/07        6/30/07

Exxon Mobil Corp.                  5.0%           4.8%
General Electric Co.               4.3%           2.1%
Chevron Corp.                      3.5%           2.9%
AT&T Inc.                          3.3%           3.2%
Citigroup Inc.                     3.2%           4.6%
Bank of America Corp.              3.0%           3.3%
Royal Dutch Shell plc ADR          2.8%           2.8%
JPMorgan Chase & Co.               2.6%           2.4%
ConocoPhillips                     2.4%           2.0%
Johnson & Johnson                  2.3%           1.7%

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP Large Company Value

FINANCIALS DETRACTED

Financials stocks -- the portfolio's largest single position, but a relative underweight nonetheless -- represented our largest source of underperformance versus the benchmark. Many financial firms came under pressure amid the fallout in the subprime lending category. Three of our top detractors were Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; Washington Mutual, a major thrift involved in mortgage finance; and Citigroup, a diversified global financial services company. All three stocks declined on news of larger-than-expected losses, resulting from housing weakness and the deterioration of mortgage credit.

ENERGY POSITION HAMPERED PERFORMANCE

Although the portfolio's position in the energy sector contributed on an absolute basis, it underperformed in relative terms. Energy stocks, specifically oil and gas companies, provided the strongest results for the Russell 1000
Value. Because of valuations, we held a smaller-than-the-benchmark allocation, which was a drag on results.

OUTLOOK

As bottom-up investment managers, we evaluate each company individually and build the portfolio one stock at a time. As of December 31, 2007, VP Large
Company Value was broadly diversified, with continued overweight positions in the information technology and health care sectors. Our valuation work contributed to our smaller relative weightings in utilities stocks. We also continue to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Five Industries as of December 31, 2007
                                      % of net       % of net
                                    assets as of   assets as of
                                      12/31/07        6/30/07

Oil, Gas & Consumable Fuels             13.9%          13.0%
Diversified Financial Services          8.8%           10.3%
Pharmaceuticals                         8.4%           7.9%
Insurance                               6.3%           6.5%
Commercial Banks                        5.6%           7.2%

Types of Investments in Portfolio
                                      % of net       % of net
                                    assets as of   assets as of
                                      12/31/07        6/30/07

Domestic Common Stocks                  91.4%          92.6%
Foreign Common Stocks(1)                3.9%           5.4%
TOTAL COMMON STOCKS                     95.3%          98.0%
Cash and Equivalents(2)                 4.7%           2.0%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

-----
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

               Beginning         Ending        Expenses Paid
             Account Value   Account Value     During Period*      Annualized
                 7/1/07         12/31/07     7/1/07 - 12/31/07   Expense Ratio*
ACTUAL
Class I          $1,000         $931.80            $4.38              0.90%
Class II         $1,000         $931.10            $5.11              1.05%

HYPOTHETICAL
Class I          $1,000        $1,020.67           $4.58              0.90%
Class II         $1,000        $1,019.91           $5.35              1.05%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Large Company Value

DECEMBER 31, 2007

Shares                                                          Value

Common Stocks -- 95.3%

AEROSPACE & DEFENSE -- 1.0%
      1,350  Northrop Grumman Corp.                         $ 106,164
                                                          -----------
BEVERAGES -- 2.0%
      2,090  Coca-Cola Company (The)                          128,263
      1,900  Pepsi Bottling Group Inc.                         74,974
                                                          -----------
                                                              203,237
                                                          -----------
BIOTECHNOLOGY -- 0.5%
      1,120  Amgen Inc.(1)                                     52,013
                                                          -----------
CAPITAL MARKETS -- 3.1%
        240  Bear Stearns Companies Inc. (The)                 21,180
      1,060  Bank of New York Mellon Corp. (The)               51,686
      2,260  Merrill Lynch & Co., Inc.                        121,317
      2,340  Morgan Stanley                                   124,277
                                                          -----------
                                                              318,460
                                                          -----------
CHEMICALS -- 2.1%
      2,610  du Pont (E.I.) de Nemours & Co.                  115,075
      1,540  PPG Industries, Inc.                             108,154
                                                          -----------
                                                              223,229
                                                          -----------
COMMERCIAL BANKS -- 5.6%
      1,870  National City Corp.                               30,780
      1,010  PNC Financial Services Group                      66,307
      4,470  U.S. Bancorp                                     141,878
      3,470  Wachovia Corp.                                   131,964
      6,930  Wells Fargo & Co.                                209,216
                                                          -----------
                                                              580,145
                                                          -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.5%
        510  Avery Dennison Corp.                              27,101
      1,830  R.R. Donnelley & Sons Company                     69,064
      1,880  Waste Management, Inc.                            61,420
                                                          -----------
                                                              157,585
                                                          -----------
COMMUNICATIONS EQUIPMENT -- 0.3%
      1,630  Motorola, Inc.                                    26,145
                                                          -----------
COMPUTERS & PERIPHERALS -- 1.2%
      2,510  Hewlett-Packard Co.                              126,705
                                                          -----------
CONSUMER FINANCE -- 0.2%
      1,260  Discover Financial Services                       19,001
                                                          -----------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
      2,960  H&R Block, Inc.                               54,967
                                                          -----------

Shares                                                          Value

DIVERSIFIED FINANCIAL SERVICES -- 8.8%
      7,580  Bank of America Corp.                          $ 312,751
     11,270  Citigroup Inc.                                   331,788
      6,090  JPMorgan Chase & Co.                             265,829
                                                          -----------
                                                              910,368
                                                          -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.9%
      8,220  AT&T Inc.                                        341,623
      3,880  Verizon Communications Inc.                      169,517
                                                          -----------
                                                              511,140
                                                          -----------
ELECTRIC UTILITIES -- 2.8%
      1,930  Exelon Corporation                               157,565
      2,490  PPL Corporation                                  129,704
                                                          -----------
                                                              287,269
                                                          -----------
ENERGY EQUIPMENT & SERVICES -- 0.5%
        710  National Oilwell Varco, Inc.(1)                   52,157
                                                          -----------
FOOD & STAPLES RETAILING -- 2.4%
      2,500  Kroger Co. (The)                                  66,775
      1,450  Walgreen Co.                                      55,216
      2,620  Wal-Mart Stores, Inc.                            124,529
                                                          -----------
                                                              246,520
                                                          -----------
FOOD PRODUCTS -- 1.1%
      3,220  Unilever N.V. New York Shares                    117,401
                                                          -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
      1,080  Medtronic, Inc.                                   54,292
                                                          -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
        600  Quest Diagnostics Inc.                            31,740
                                                          -----------
HOTELS, RESTAURANTS & LEISURE -- 0.4%
        680  McDonald's Corp.                                  40,059
                                                          -----------
HOUSEHOLD DURABLES -- 0.7%
      2,740  Newell Rubbermaid Inc.                            70,911
                                                          -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
      1,250  NRG Energy Inc.(1)                                54,175
                                                          -----------
INDUSTRIAL CONGLOMERATES -- 4.8%
     12,040  General Electric Co.                             446,322
      1,210  Tyco International Ltd.                           47,977
                                                          -----------
                                                              494,299
                                                          -----------

------
8

VP Large Company Value

Shares                                                          Value

INSURANCE -- 6.3%
      2,230  Allstate Corp.                                 $ 116,473
      4,180  American International Group, Inc.               243,694
      1,350  Hartford Financial Services Group Inc.
             (The)                                            117,707
      1,700  Loews Corp.                                       85,578
        990  Marsh & McLennan Companies, Inc.                  26,205
      1,040  Torchmark Corp.                                   62,951
                                                          -----------
                                                              652,608
                                                          -----------
IT SERVICES -- 1.7%
        880  Fiserv, Inc.(1)                                   48,831
      1,150  International Business Machines Corp.            124,315
                                                          -----------
                                                              173,146
                                                          -----------
MACHINERY -- 3.4%
      1,080  Caterpillar Inc.                                  78,365
        480  Deere & Co.                                       44,698
      1,570  Dover Corp.                                       72,361
      1,840  Ingersoll-Rand Company Ltd. Cl A                  85,504
        990  Parker-Hannifin Corp.                             74,557
                                                          -----------
                                                              355,485
                                                          -----------
MEDIA -- 3.2%
      2,600  Gannett Co., Inc.                                101,400
      7,770  Time Warner Inc.                                 128,283
      2,250  Viacom Inc. Cl B(1)                               98,820
                                                          -----------
                                                              328,503
                                                          -----------
METALS & MINING -- 0.6%
      1,060  Nucor Corp.                                       62,773
                                                          -----------
MULTILINE RETAIL -- 0.5%
      1,200  Kohl's Corp.(1)                                   54,960
                                                          -----------
OFFICE ELECTRONICS -- 0.6%
      3,740  Xerox Corp.                                       60,551
                                                          -----------
OIL, GAS & CONSUMABLE FUELS -- 13.9%
      3,880  Chevron Corp.                                    362,120
      2,880  ConocoPhillips                                   254,304
        270  Devon Energy Corporation                          24,006
      5,580  Exxon Mobil Corp.                                522,790
      3,400  Royal Dutch Shell plc ADR                        286,280
                                                          -----------
                                                            1,449,500
                                                          -----------
PAPER & FOREST PRODUCTS -- 1.2%
      1,650  Weyerhaeuser Co.                                 121,671
                                                          -----------

Shares                                                          Value

PHARMACEUTICALS -- 8.4%
      2,180  Abbott Laboratories                            $ 122,407
      1,340  Eli Lilly and Company                             71,543
      3,660  Johnson & Johnson                                244,121
      1,560  Merck & Co., Inc.                                 90,652
      9,590  Pfizer Inc.                                      217,981
      2,780  Wyeth                                            122,848
                                                          -----------
                                                              869,552
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
      1,950  Applied Materials, Inc.                           34,632
      1,980  Intel Corp.                                       52,787
                                                          -----------
                                                               87,419
                                                          -----------
SOFTWARE -- 2.3%
      4,530  Microsoft Corporation                            161,268
      3,330  Oracle Corp.(1)                                   75,191
                                                          -----------
                                                              236,459
                                                          -----------
SPECIALTY RETAIL -- 2.3%
      1,480  Best Buy Co., Inc.                                77,922
      2,240  Gap, Inc. (The)                                   47,667
      1,940  Home Depot, Inc. (The)                            52,264
      2,770  Staples, Inc.                                     63,904
                                                          -----------
                                                              241,757
                                                          -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
        760  VF Corp.                                          52,182
                                                          -----------
THRIFTS & MORTGAGE FINANCE -- 2.1%
        960  Countrywide Financial Corp.(2)                     8,582
      3,890  Freddie Mac                                      132,533
      1,540  MGIC Investment Corp.(2)                          34,542
      3,100  Washington Mutual, Inc.                           42,191
                                                          -----------
                                                              217,848
                                                          -----------
TOBACCO -- 1.2%
      1,670  Altria Group Inc.                                126,219
                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
      5,310  Sprint Nextel Corp.                               69,720
                                                          -----------
TOTAL COMMON STOCKS
(Cost $9,758,698)                                           9,898,335
                                                          -----------

------
9

VP Large Company Value

Principal Amount                                                Value

Temporary Cash Investments --
Segregated for Futures Contracts -- 3.8%

   $400,000  FHLB Discount Notes, 3.15%, 1/2/08(3)
(Cost $399,930)                                             $ 400,000
                                                          -----------
Temporary Cash Investments --
Securities Lending Collateral(4) -- 0.4%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery
value $43,300)
(Cost $43,290)                                                 43,290
                                                          -----------
TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $10,201,918)                                         10,341,625
                                                          -----------
OTHER ASSETS AND LIABILITIES -- 0.5%                           52,674
                                                          -----------
TOTAL NET ASSETS -- 100.0%                                $10,394,299
                                                          ===========

Futures Contracts
                                              Underlying Face     Unrealized Gain
   Contracts Purchased     Expiration Date    Amount at Value          (Loss)

   5  S&P 500 E-Mini
      Futures                March 2008          $ 368,688           $ (5,190)
                                                ============        ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2007.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

ASSETS

Investment securities, at value (cost of $10,158,628) -- including
$43,125 of securities on loan                                          $10,298,335

Investments made with cash collateral received for securities on
loan, at value (cost of $43,290)                                            43,290
                                                                       -----------

Total investment securities, at value (cost of $10,201,918)             10,341,625

Cash                                                                       111,323

Receivable for investments sold                                             63,491

Dividends and interest receivable                                           12,972
                                                                       -----------
                                                                        10,529,411
                                                                       -----------

LIABILITIES

Payable for collateral received for securities on loan                      43,290

Payable for investments purchased                                           80,868

Payable for variation margin on futures contracts                            2,720

Accrued management fees                                                      7,611

Distribution fees payable                                                      623
                                                                       -----------
                                                                           135,112
                                                                       -----------

NET ASSETS                                                             $10,394,299
                                                                       ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                $ 9,842,460

Undistributed net investment income                                        183,116

Undistributed net realized gain on investment transactions                 234,206

Net unrealized appreciation on investments                                 134,517
                                                                       -----------
                                                                       $10,394,299
                                                                       ===========

CLASS I, $0.01 PAR VALUE
Net assets                                                              $7,312,320
Shares outstanding                                                         575,161
Net asset value per share                                                   $12.71

CLASS II, $0.01 PAR VALUE
Net assets                                                              $3,081,979
Shares outstanding                                                         240,213
Net asset value per share                                                   $12.83

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $2,290)                      $ 263,032

Interest                                                                    17,979

Securities lending, net                                                      1,568
                                                                       -----------
                                                                           282,579
                                                                       -----------

EXPENSES:

Management fees                                                             92,423

Distribution fees -- Class II                                                6,738

Directors' fees and expenses                                                   238

Other expenses                                                                  34
                                                                       -----------
                                                                            99,433
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                               183,146
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                    231,060

Futures transactions                                                        15,541
                                                                       -----------
                                                                           246,601
                                                                       -----------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                              (558,815)

Futures                                                                    (5,190)
                                                                       -----------
                                                                         (564,005)
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                  (317,404)
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(134,258)
                                                                       ===========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006
Increase (Decrease) in Net Assets                          2007           2006

OPERATIONS

Net investment income (loss)                               $ 183,146      $ 64,928

Net realized gain (loss)                                     246,601        10,717

Change in net unrealized appreciation (depreciation)       (564,005)       595,607
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                                 (134,258)       671,252
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                                    (52,304)         (448)

 Class II                                                   (12,635)         (158)

From net realized gains:

 Class I                                                     (9,792)       (5,975)

 Class II                                                    (3,111)       (2,251)
                                                         -----------   -----------
Decrease in net assets from distributions                   (77,842)       (8,832)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                           652,820     7,240,833
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                        440,720     7,903,253

NET ASSETS

Beginning of period                                        9,953,579     2,050,326
                                                         -----------   -----------
End of period                                            $10,394,299    $9,953,579
                                                         ===========   ===========

Undistributed net investment income                         $183,116       $64,909
                                                         ===========   ===========

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Large Company Value Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. The production of income is a secondary objective. The fund pursues its objective through investing in common stocks of companies believed to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

------
14

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class
II. The effective annual management fee for each class of the fund for the year ended December 31, 2007, was 0.90% and 0.80% for Class I and Class II,
respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $2,979,019 and $2,283,680, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $10,222,206
                                                         ============
Gross tax appreciation of investments                     $ 1,199,868
Gross tax depreciation of investments                     (1,080,449)
                                                         ------------
Net tax appreciation (depreciation) of investments          $ 119,419
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

------
16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                    Year ended                   Year ended
                                 December 31, 2007            December 31, 2006
                              Shares           Amount         Shares        Amount

CLASS I/SHARES AUTHORIZED     50,000,000                  150,000,000
                             ===========                  ===========

Sold                             123,646     $1,644,602       468,696     $5,925,849

Issued in reinvestment of
distributions                      4,932         62,096           578          6,423

Redeemed                       (141,346)    (1,876,994)      (23,006)      (274,443)
                             -----------    -----------   -----------    -----------
                                (12,768)      (170,296)       446,268      5,657,829
                             -----------    -----------   -----------    -----------
CLASS II/SHARES AUTHORIZED    50,000,000                  100,000,000
                             ===========                  ===========

Sold                             226,901      3,032,583       178,614      2,163,186

Issued in reinvestment of
distributions                      1,238         15,746           215          2,409
Redeemed                       (165,415)    (2,225,213)      (48,057)      (582,591)
                             -----------    -----------   -----------    -----------
                                  62,724        823,116       130,772      1,583,004
                             -----------    -----------   -----------    -----------
Net increase (decrease)           49,956      $ 652,820       577,040     $7,240,833
                             ===========    ===========   ===========    ===========

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

6. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $43,125 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$43,290. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

------
17

8. CORPORATE EVENT

The Board of Directors approved its original management agreement between the investment advisor and the corporation at a meeting held on December 31, 2002.
In order for the management agreement to continue in effect beyond its initial term, it should have been evaluated and approved for renewal prior to December
31, 2004. However, the agreement inadvertently was not renewed by the Board in time and, as a result, a new management agreement was required.

The investment advisor continued to provide to the fund investment advisory services of the same nature as it had historically provided. The investment advisor reimbursed the fund for all management fees received from January 1,
2005 through December 13, 2005, and agreed to waive receipt of such fees until the approval of the management agreement.

At a meeting held on December 13, 2005, the Board of Directors considered the matter and approved a new management agreement for the fund (the "Agreement").
The terms of the Agreement are substantially the same as the terms of the original management agreement. A special meeting of shareholders of the fund was held on March 3, 2006 to approve the Agreement. The Agreement was approved by a majority of the fund's outstanding voting securities and the Agreement became effective immediately upon such approval.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2007, of $76,033 qualify for the corporate dividends received deduction.

The fund hereby designates $1,809 of long-term capital gain distributions for the fiscal year ended December 31, 2007.

The fund designates $11,094 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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18

FINANCIAL HIGHLIGHTS
VP Large Company Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                             2007       2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                        $12.98     $10.85     $10.79     $10.61
                                         --------   --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)             0.23       0.23       0.27       0.01

 Net Realized and Unrealized
 Gain (Loss)                               (0.39)       1.94       0.25       0.23
                                         --------   --------   --------   --------
 Total From Investment Operations          (0.16)       2.17       0.52       0.24
                                         --------   --------   --------   --------
Distributions

 From Net Investment Income                (0.09)      --(3)     (0.25)     (0.06)

 From Net Realized Gains                   (0.02)     (0.04)     (0.21)         --
                                         --------   --------   --------   --------
 Total Distributions                       (0.11)     (0.04)     (0.46)     (0.06)
                                         --------   --------   --------   --------
Net Asset Value, End of Period             $12.71     $12.98     $10.85     $10.79
                                         ========   ========   ========   ========

TOTAL RETURN(4)                           (1.27)%     19.98%      4.83%      2.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          0.90%   0.79%(5)   0.04%(5)   0.90%(6)

Ratio of Operating Expenses to
Average Net Assets (before waiver)          0.90%      0.90%      0.94%   0.90%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                       1.77%   1.98%(5)   2.45%(5)   0.64%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets (before waiver)       1.77%      1.87%      1.55%   0.64%(6)

Portfolio Turnover Rate                       22%        11%        37%      3%(7)

Net Assets, End of Period
(in thousands)                             $7,312     $7,630     $1,538       $400

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the year ended December 31, 2005 and a portion of the year ended
December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fees.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period October 29, 2004 (fund inception) through December 31,
2004.

See Notes to Financial Statements.

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19

VP Large Company Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                             2007       2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                        $13.09     $10.97     $10.79     $10.00
                                         --------   --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)             0.22       0.22       0.24       0.04

 Net Realized and Unrealized
 Gain (Loss)                               (0.39)       1.94       0.37       0.81
                                         --------   --------   --------   --------
 Total From Investment Operations          (0.17)       2.16       0.61       0.85
                                         --------   --------   --------   --------
Distributions

 From Net Investment Income                (0.07)      --(3)     (0.22)     (0.06)

 From Net Realized Gains                   (0.02)     (0.04)     (0.21)         --
                                         --------   --------   --------   --------
 Total Distributions                       (0.09)     (0.04)     (0.43)     (0.06)
                                         --------   --------   --------   --------
Net Asset Value, End of Period             $12.83     $13.09     $10.97     $10.79
                                         ========   ========   ========   ========

TOTAL RETURN(4)                           (1.35)%     19.78%      5.59%      8.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          1.05%   0.98%(5)   0.29%(5)   1.05%(6)

Ratio of Operating Expenses to
Average Net Assets (before waiver)          1.05%      1.05%      1.09%   1.05%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                       1.62%   1.79%(5)   2.20%(5)   2.44%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets (before waiver)       1.62%      1.72%      1.40%   2.44%(6)

Portfolio Turnover Rate                       22%        11%        37%         3%

Net Assets, End of Period
(in thousands)                             $3,082     $2,324       $513     $1,085

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the year ended December 31, 2005 and a portion of the year ended
December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fees.

(6) Annualized.

See Notes to Financial Statements.

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20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the "Fund"), one of
the mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Large Company Value Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

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21

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

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22

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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23

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman of the Board,
Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------
24

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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25

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

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26

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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27

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58071

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report               December 31, 2007

[photo of winter]

VP Mid Cap Value Fund

[american century investments logo and text logo ®]

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .     2
        U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . .     2

VP MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007, despite a confluence of challenges that led to extraordinary market volatility, particularly in the last six months.

The stock market rallied steadily during the first half of the period, with the exception of a brief dip in late February caused by a drop in the Chinese stock market and growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes declined sharply as subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year--the Fed's first rate cuts since
June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in
September and October. However, stocks finished the year on a down note, declining amid further subprime-related losses, weaker corporate profits, and increased possibility of a recession.

LARGE-CAP AND GROWTH OUTPERFORMED

Large- and mid-cap stocks delivered the best returns in 2007 (see the accompanying table), while small-cap stocks declined modestly. For the first time since 2000, growth stocks outpaced value shares across all market capitalizations.

Energy was the best-performing sector in the stock market in 2007, benefiting from a 57% increase in the price of oil. Materials and utilities stocks also posted strong returns. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns For the 12 months ended December 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)          5.77%
Russell 1000 Growth Index              11.81%
Russell 1000 Value Index               -0.17%

RUSSELL MIDCAP INDEX                    5.60%
Russell Midcap Growth Index            11.43%
Russell Midcap Value Index             -1.42%

RUSSELL 2000 INDEX (SMALL-CAP)         -1.57%
Russell 2000 Growth Index               7.05%
Russell 2000 Value Index               -9.78%

------
2

PERFORMANCE
VP Mid Cap Value

Total Returns as of December 31, 2007
                                            Average Annual Returns
                                                     Since           Inception
                                   1 year          Inception            Date

CLASS II                           -2.43%           12.21%            10/29/04

RUSSELL MIDCAP VALUE INDEX(1)      -1.42%           13.19%               --

Class I                            -2.31%            9.96%            12/1/04

(1) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Mid Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made October 29, 2004

One-Year Returns Over Life of Class
Periods ended December 31
                                 2004*    2005    2006     2007

Class II                        12.39%   9.31%   20.23%   -2.43%

Russell Midcap Value Index      10.90%   12.65%  20.22%   -1.42%

*From 10/29/04, Class II's inception date, to 12/31/04. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Mid Cap Value

Portfolio Managers: Scott Moore, Michael Liss, and Phil Davidson

PERFORMANCE SUMMARY

VP Mid Cap Value returned -2.31%* for the 12 months ended December 31, 2007. By comparison, its benchmark, the Russell Midcap Value Index, returned -1.42%. (The portfolio's returns reflect operating expenses, while the index's return does not.)

VP Mid Cap Value's return resulted largely from a market environment (described in the Market Perspective on page 2) more favorable to growth stocks than to value stocks across the capitalization spectrum. Stocks struggled for much of the reporting period, providing a challenging market environment for the portfolio. The slowing U.S. economy and the subprime meltdown and subsequent credit crisis weighed on the financial markets.

On the positive side, VP Mid Cap Value benefited from strong security selection.
Investments in the consumer staples, consumer discretionary, and health care sectors added most to results relative to the Russell Midcap Value Index. A modest weighting in foreign holdings, such as Unilever N.V., which has substantial U.S. operations, also contributed significantly to results. Over the period, foreign holdings averaged less than 1.7% of the portfolio.

Although investments in initial public offerings (IPOs) are not a significant part of our investment strategy, returns generated from IPO investments contributed to relative returns during this particular period.

CONSUMER STAPLES ADDED TO RESULTS

Our mix of consumer staples companies contributed to performance. Boosting results were overweights in several names not represented in the benchmark.
Specifically, we owned Kraft Foods Inc. -- the largest branded food company in the U.S. -- which added value as its stock traded on its own fundamentals after the company's spinoff from Altria Group. Kraft has also invested in new product development, improved marketing, and is considering the divestiture of non-core businesses. Diamond Foods Inc., which processes and distributes nuts and other snack foods, beat earnings forecasts as it continued to improve operating performance, expand sales channels, and accelerate earnings growth.

Top Ten Holdings as of December 31, 2007
                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                        12/31/07      6/30/07
iShares S&P MidCap 400 Index Fund         3.3%         2.1%
Bemis Co., Inc.                           3.1%         1.8%
Puget Energy, Inc.                        3.0%         1.5%
Kimberly-Clark Corp.                      2.9%         1.9%
Portland General Electric Co.             2.9%         2.8%
International Speedway Corp.              2.8%         1.2%
Southwest Gas Corp.                       2.6%          --
ConAgra Foods, Inc.                       2.5%         2.1%
Speedway Motorsports Inc.                 2.3%         2.7%
SunTrust Banks, Inc.                      2.3%         3.1%

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP Mid Cap Value

CONSUMER DISCRETIONARY, HEALTH CARE CONTRIBUTED

The consumer discretionary sector was another bright spot. Many investors shied away from these stocks in response to the housing downturn and slowing economic growth. Our favorable relative performance was the result of an underweight and strong security selection, including a lack of exposure to homebuilders and media companies. Both industries were down for the benchmark.

Meanwhile, an overweight in health care boosted performance. Our holdings in health care equipment, for example, added materially to results. The industry also provided a top performer -- Symmetry Medical Inc., a leading maker of surgical implants, instruments and other devices, benefited from growing revenues and increased market opportunities.

FINANCIALS: LARGEST RELATIVE DETRACTOR

Despite an underweight position, our allocation to the financials sector -- and specifically, our overweight in thrifts and our mix of insurance stocks -- was a drag on results. Two of our top detractors were MGIC Investment Corporation, the nation's largest private mortgage insurer, and Ambac Financial Group, a leading municipal bond insurer. Although non-traditional mortgage activity comprised a small percentage of these companies' businesses, both had greater-than-expected exposure to mortgage-related losses. Because of the subsequent capital issues, we sold both holdings.

ENERGY HAMPERED RESULTS

The portfolio's underweight in energy -- the best performer in the benchmark --
hurt relative results. Because of valuations, we did not own certain energy companies, such as Hess and Noble Energy, that boosted the benchmark's performance.

OUTLOOK

We follow a disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2007, we continued to see opportunities in health care and consumer staples stocks, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work contributed to our smaller relative weightings in financials and energy stocks.

Top Five Industries as of December 31, 2007
                                       % of         % of
                                    net assets   net assets
                                       as of        as of
                                     12/31/07      6/30/07
Food Products                          9.9%         8.8%
Commercial Banks                       6.9%         11.0%
Insurance                              6.7%         8.2%
Commercial Services & Supplies         5.9%         4.2%
Hotels, Restaurants & Leisure          5.7%         3.9%

Types of Investments in Portfolio
                                       % of         % of
                                    net assets   net assets
                                       as of        as of
                                     12/31/07      6/30/07
Common Stocks                          98.1%        97.3%
Cash and Equivalents(1)                1.9%         2.7%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     7/1/07        12/31/07     7/1/07 - 12/31/07   Expense Ratio*

ACTUAL

Class I              $1,000         $888.50           $4.76             1.00%

Class II             $1,000         $888.10           $5.47             1.15%

HYPOTHETICAL

Class I              $1,000        $1,020.16          $5.09             1.00%

Class II             $1,000        $1,019.41          $5.85             1.15%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Mid Cap Value

DECEMBER 31, 2007

Shares                                                               Value

Common Stocks -- 98.1%

AIRLINES -- 1.7%
    487,285  Southwest Airlines Co.                             $5,944,877
                                                              ------------
AUTO COMPONENTS -- 0.8%
     54,348  Autoliv, Inc.                                       2,864,683
                                                              ------------
AUTOMOBILES -- 1.6%
     47,100  Bayerische Motoren Werke AG ORD                     2,904,795
    132,130  Winnebago Industries(1)                             2,777,373
                                                              ------------
                                                                 5,682,168
                                                              ------------
BEVERAGES -- 1.4%
     78,500  Anheuser-Busch Companies, Inc.                      4,108,690
     26,668  Coca-Cola Enterprises Inc.                            694,168
                                                              ------------
                                                                 4,802,858
                                                              ------------
BUILDING PRODUCTS -- 0.8%
    131,154  Masco Corp.                                         2,834,238
                                                              ------------
CAPITAL MARKETS -- 1.6%
     24,600  Ameriprise Financial Inc.                           1,355,706
     19,700  Bear Stearns Companies Inc. (The)                   1,738,525
     14,300  Legg Mason, Inc.                                    1,046,045
     25,600  Merrill Lynch & Co., Inc.                       1,374,208
                                                              ------------
                                                                 5,514,484
                                                              ------------
CHEMICALS -- 0.9%
     35,101  Minerals Technologies Inc.                          2,350,012
     18,300  Rohm and Haas Co.                                     971,181
                                                              ------------
                                                                 3,321,193
                                                              ------------
COMMERCIAL BANKS -- 6.9%
     90,900  Associated Banc-Corp.                               2,462,481
     54,255  Commerce Bancshares, Inc.                           2,433,879
    231,044  Marshall & Ilsley Corp.                         6,118,045
    202,629  South Financial Group Inc. (The)                    3,167,091
    128,471  SunTrust Banks, Inc.                                8,028,136
     34,700  United Bankshares, Inc.                               972,294
     29,200  Zions Bancorporation                                1,363,348
                                                              ------------
                                                                24,545,274
                                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.9%
     91,600  Avery Dennison Corp.                                4,867,624
    120,337  HNI Corp.(1)                                        4,219,015
    127,464  Pitney Bowes, Inc.                                  4,848,731
     46,059  Republic Services, Inc.                             1,443,950
    174,817  Waste Management, Inc.                              5,711,271
                                                              ------------
                                                                21,090,591
                                                              ------------

Shares                                                               Value

COMPUTERS & PERIPHERALS -- 1.9%
     76,314  Diebold, Inc.                                      $2,211,580
    106,300  Emulex Corp.(2)                                     1,734,816
    197,968  QLogic Corp.(2)                                     2,811,145
                                                              ------------
                                                                 6,757,541
                                                              ------------
CONTAINERS & PACKAGING -- 3.1%
    407,033  Bemis Co., Inc.                                    11,144,564
                                                              ------------
DISTRIBUTORS -- 0.5%
     44,679  Genuine Parts Co.                                   2,068,638
                                                              ------------
DIVERSIFIED -- 3.3%
    136,394  iShares S&P MidCap 400 Index Fund              11,582,578
                                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
     65,301  Iowa Telecommunications Services Inc.               1,061,794
                                                              ------------
ELECTRIC UTILITIES -- 4.7%
     43,653  Empire District Electric Co.                          994,415
     17,998  IDACORP, Inc.                                         633,890
    364,373  Portland General Electric Co.                      10,122,282
    101,800  Sierra Pacific Resources                            1,728,564
    119,300  Westar Energy Inc.                                  3,094,642
                                                              ------------
                                                                16,573,793
                                                              ------------
ELECTRICAL EQUIPMENT -- 0.8%
     53,300  Hubbell Inc. Cl B                                   2,750,280
                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.7%
     74,470  Littelfuse, Inc.(2)                                 2,454,531
    166,327  Molex Inc.                                          4,540,727
    110,829  Tyco Electronics Ltd.                               4,115,081
    184,400  Vishay Intertechnology, Inc.(2)                     2,104,004
                                                              ------------
                                                                13,214,343
                                                              ------------
FOOD PRODUCTS -- 9.9%
     88,500  Campbell Soup Co.                                   3,162,105
    376,065  ConAgra Foods, Inc.                                 8,946,587
     95,209  Diamond Foods Inc.                                  2,040,329
     42,008  General Mills, Inc.                                 2,394,456
     99,269  H.J. Heinz Co.                                      4,633,877
     97,461  Hershey Co. (The)                                   3,839,963
     19,500  Kellogg Co.                                         1,022,385
    206,792  Kraft Foods Inc. Cl A                               6,747,623
    147,500  Maple Leaf Foods Inc. ORD                           2,205,594
                                                              ------------
                                                                34,992,919
                                                              ------------

------
8

VP Mid Cap Value

Shares                                                               Value

GAS UTILITIES -- 4.4%
     56,400  AGL Resources Inc.                                 $2,122,896
     15,700  Nicor Inc.                                            664,895
     10,471  Piedmont Natural Gas Co., Inc.(1)                     273,921
    315,790  Southwest Gas Corp.                                 9,401,069
     93,148  WGL Holdings Inc.                                   3,051,528
                                                              ------------
                                                                15,514,309
                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.9%
     76,447  Beckman Coulter, Inc.                               5,565,342
    115,900  Boston Scientific Corp.(2)                          1,347,917
     37,900  Covidien Ltd.                                       1,678,591
     22,800  Steris Corp.                                          657,552
    213,966  Symmetry Medical Inc.(2)                            3,729,427
     15,400  Zimmer Holdings Inc.(2)                             1,018,710
                                                              ------------
                                                                13,997,539
                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.4%
    144,100  LifePoint Hospitals Inc.(2)                         4,285,534
     81,259  Universal Health Services, Inc. Cl B                4,160,461
                                                              ------------
                                                                 8,445,995
                                                              ------------
HEALTH CARE TECHNOLOGY -- 0.2%
     43,500  IMS Health Inc.                                     1,002,240
                                                              ------------
HOTELS, RESTAURANTS & LEISURE -- 5.7%
     80,500  CEC Entertainment Inc.(2)                           2,089,780
    240,521  International Speedway Corp.                        9,904,655
    263,152  Speedway Motorsports Inc.                           8,178,764
                                                              ------------
                                                                20,173,199
                                                              ------------
HOUSEHOLD DURABLES -- 1.5%
     38,600  Hunter Douglas N.V. ORD                             2,856,513
     30,000  Whirlpool Corp.                                     2,448,900
                                                              ------------
                                                                 5,305,413
                                                              ------------
HOUSEHOLD PRODUCTS -- 2.9%
    147,252  Kimberly-Clark Corp.                               10,210,454
                                                              ------------
INSURANCE -- 6.7%
     97,499  Allstate Corp.                                      5,092,373
     38,200  Chubb Corp.                                         2,084,956
     84,226  Gallagher (Arthur J.) & Co.                     2,037,427
    125,691  Genworth Financial Inc. Cl A                        3,198,836
     27,557  Hartford Financial Services Group Inc. (The)        2,402,695
    126,956  Horace Mann Educators Corp.                         2,404,547
    200,417  Marsh & McLennan Companies, Inc.                5,305,037
     74,100  MBIA Inc.                                           1,380,483
                                                              ------------
                                                                23,906,354
                                                              ------------

Shares                                                               Value

LEISURE EQUIPMENT & PRODUCTS -- 1.5%
    191,997  RC2 Corp.(2)                                       $5,389,356
                                                              ------------
MACHINERY -- 2.1%
    310,830  Altra Holdings Inc.(2)                              5,169,103
     47,800  Dover Corp.                                         2,203,102
                                                              ------------
                                                                 7,372,205
                                                              ------------
MULTI-UTILITIES -- 4.4%
     28,400  Consolidated Edison, Inc.                           1,387,340
    382,375  Puget Energy, Inc.                                 10,488,546
     48,928  Wisconsin Energy Corp.                              2,383,283
     60,500  XCEL Energy Inc.                                    1,365,485
                                                              ------------
                                                                15,624,654
                                                              ------------
MULTILINE RETAIL -- 0.8%
    146,000  Family Dollar Stores, Inc.                          2,807,580
                                                              ------------
OIL, GAS & CONSUMABLE FUELS -- 1.9%
     25,646  Apache Corp.                                        2,757,971
     53,313  Equitable Resources Inc.                            2,840,516
     25,652  St. Mary Land & Exploration Co.                   990,424
                                                              ------------
                                                                 6,588,911
                                                              ------------
PAPER & FOREST PRODUCTS -- 0.4%
     31,774  MeadWestvaco Corp.                                    994,527
      9,733  Weyerhaeuser Co.                                      717,711
                                                              ------------
                                                                 1,712,238
                                                              ------------
PERSONAL PRODUCTS -- 0.6%
     48,200  Estee Lauder Companies, Inc. (The) Cl A             2,102,002
                                                              ------------
PHARMACEUTICALS -- 1.4%
     76,500  Bristol-Myers Squibb Co.                            2,028,780
    104,146  Watson Pharmaceuticals, Inc.(2)                     2,826,522
                                                              ------------
                                                                 4,855,302
                                                              ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.2%
    269,831  Education Realty Trust, Inc.                        3,032,900
     28,300  Rayonier, Inc.                                      1,336,892
                                                              ------------
                                                                 4,369,792
                                                              ------------
ROAD & RAIL -- 0.6%
    148,939  Heartland Express, Inc.(1)                          2,111,955
                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.4%
     59,600  Applied Materials, Inc.                             1,058,496
     27,900  KLA-Tencor Corp.                                    1,343,664
    232,900  Teradyne, Inc.(2)                                   2,408,186
                                                              ------------
                                                                 4,810,346
                                                              ------------

------
9

VP Mid Cap Value

Shares                                                               Value

SOFTWARE -- 0.5%
     68,709  Synopsys, Inc.(2)                                  $1,781,624
                                                              ------------
SPECIALTY RETAIL -- 1.1%
    165,102  Lowe's Companies, Inc.                              3,734,607
                                                              ------------
THRIFTS & MORTGAGE FINANCE -- 2.7%
    171,569  Freddie Mac                                         5,845,356
     78,600  People's United Financial, Inc.                     1,399,080
    115,800  Washington Federal, Inc.                            2,444,538
                                                              ------------
                                                                 9,688,974
                                                              ------------
TOTAL COMMON STOCKS
(Cost $361,785,148)                                            348,251,865
                                                              ------------

Principal Amount                                                     Value

Temporary Cash Investments -- 2.7%

   $9,600,000  FHLB Discount Notes, 3.15%, 1/2/08(3)
(Cost $9,598,320)                                                9,600,000
                                                              ------------

        Value

Temporary Cash Investments - Securities
Lending Collateral(4) -- 2.1%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 4.42%, dated
12/31/07, due 1/2/08 (Delivery value $3,500,859)                $3,500,000

Repurchase Agreement, Lehman Brothers Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
4.45%, dated 12/31/07, due 1/2/08 (Delivery value
$3,500,865)                                                      3,500,000

Repurchase Agreement, Morgan Stanley, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 4.35%, dated
12/31/07, due 1/2/08 (Delivery value $372,857)                     372,767
                                                              ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING
COLLATERAL
(Cost $7,372,767)                                                7,372,767
                                                              ------------
TOTAL INVESTMENT SECURITIES -- 102.9%
(Cost $378,756,235)                                            365,224,632
                                                              ------------
OTHER ASSETS AND LIABILITIES -- (2.9)%                        (10,171,373)
                                                              ------------
TOTAL NET ASSETS -- 100.0%                                    $355,053,259
                                                              ============

Forward Foreign Currency Exchange Contracts
                                                                Unrealized
     Contracts to Sell       Settlement Date         Value      Gain (Loss)

 1,878,862    CAD for USD        1/31/08        $1,892,626        $ 23,407
 3,932,482    Euro for USD       1/31/08         5,745,256        (13,074)
                                                ----------      ----------
                                                $7,637,882        $ 10,333
                                                ==========      ==========

(Value on Settlement Date $7,648,215)

Notes to Schedule of Investments

CAD = Canadian Dollar

FHLB = Federal Home Loan Bank

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of December 31, 2007.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of December 31, 2007, securities with an aggregate value of $2,904,795, which represented 0.8% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

ASSETS

Investment securities, at value (cost of $371,383,468) - including
$7,125,946 of securities on loan                                      $357,851,865

Investments made with cash collateral received for securities on
loan, at value (cost of $7,372,767)                                      7,372,767
                                                                      ------------
Total investment securities, at value (cost of $378,756,235)           365,224,632

Cash                                                                       328,674

Cash collateral received from securities on loan                               975

Receivable for investments sold                                          5,262,789

Receivable for forward foreign currency exchange contracts                  23,407

Dividends and interest receivable                                          577,861
                                                                      ------------
                                                                       371,418,338
                                                                      ------------

LIABILITIES

Payable for collateral received for securities on loan                   7,373,742

Payable for investments purchased                                        8,636,487

Payable for forward foreign currency exchange contracts                     13,074

Accrued management fees                                                    275,037

Distribution fees payable                                                   66,739
                                                                      ------------
                                                                        16,365,079
                                                                      ------------

NET ASSETS                                                            $355,053,259
                                                                      ============

NET ASSES CONSIST OF:

Capital (par value and paid-in surplus)                               $387,375,662

Undistributed net investment income                                        263,268

Accumulated net realized loss on investment
and foreign currency transactions                                     (19,063,811)

Net unrealized depreciation on investments and
translation of assets and liabilities
in foreign currencies                                                 (13,521,860)
                                                                      ------------
                                                                      $355,053,259
                                                                      ============

CLASS I, $0.01 PAR VALUE

Net assets                                                             $40,055,757

Shares outstanding                                                       3,094,770

Net asset value per share                                                   $12.94

CLASS II, $0.01 PAR VALUE

Net assets                                                            $314,997,502

Shares outstanding                                                      24,328,535

Net asset value per share                                                   $12.95

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $4,822)                     $4,100,005

Interest                                                                   406,605

Securities lending, net                                                     26,103
                                                                     -------------
                                                                         4,532,713
                                                                     -------------

EXPENSES:

Management fees                                                          1,791,245

Distribution fees -- Class II                                              377,755

Directors' fees and expenses                                                 4,957

Other expenses                                                               1,576
                                                                     -------------
                                                                         2,175,533
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                             2,357,180
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and
foreign currency transactions                                         (18,863,488)

Change in net unrealized appreciation (depreciation)
on investments and translation of assets and liabilities
in foreign currencies                                                 (15,687,507)
                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                               (34,550,995)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $(32,193,815)
                                                                     =============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006

Increase (Decrease) in Net Assets                               2007          2006

OPERATIONS

Net investment income (loss)                              $2,357,180      $230,711

Net realized gain (loss)                                (18,863,488)     1,419,970

Change in net unrealized appreciation (depreciation)    (15,687,507)     1,994,529
                                                        ------------   -----------
Net increase (decrease) in net assets
resulting from operations                               (32,193,815)     3,645,210
                                                        ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                                   (294,185)      (97,727)

 Class II                                                (1,661,612)      (94,204)

From net realized gains:

 Class I                                                   (436,378)     (430,755)

 Class II                                                  (314,892)     (595,343)
                                                        ------------   -----------
Decrease in net assets from distributions                (2,707,067)   (1,218,029)
                                                        ------------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                       338,283,374    40,502,578
                                                        ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                    303,382,492    42,929,759

NET ASSETS

Beginning of period                                       51,670,767     8,741,008
                                                        ------------   -----------
End of period                                           $355,053,259   $51,670,767
                                                        ============   ===========

Undistributed net investment income                         $263,268       $21,528
                                                        ============   ===========

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that the investment advisor believes to be undervalued at the time of purchase.
The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

------
14

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
15

As of December 31, 2007, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(1,043,462), which may be used to offset future taxable gains. The capital loss carryovers expire in 2015.

The fund has elected to treat $(8,018,170) of net capital losses incurred in the two-month period ended December 31, 2007, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended December 31, 2007 was 1.00% and 0.90%
for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $702,669,594 and $368,664,194, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                            $388,758,415
                                                         ==============
Gross tax appreciation of investments                       $ 7,338,019

Gross tax depreciation of investments                      (30,871,802)
                                                         --------------
Net tax appreciation (depreciation) of investments        $(23,533,783)
                                                         ==============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                        Year ended                  Year ended
                                    December 31, 2007           December 31, 2006
                                 Shares         Amount        Shares        Amount

CLASS I/SHARES AUTHORIZED   100,000,000                  100,000,000
                            ===========                  ===========
Sold                          2,034,510    $28,581,513     2,491,198   $32,607,369

Issued in reinvestment
of distributions                 54,821        730,563        39,558       528,482

Redeemed                    (1,233,449)   (17,153,225)     (504,972)   (6,321,029)
                            -----------   ------------   -----------   -----------
                                855,882     12,158,851     2,025,784    26,814,822
                            -----------   ------------   -----------   -----------
CLASS II/SHARES
AUTHORIZED                  100,000,000                  100,000,000
                            ===========                  ===========
Sold                         23,276,443    333,856,929     1,133,192    14,589,995

Issued in reinvestment
of distributions                151,895      1,976,504        52,066       689,547
Redeemed                      (691,909)    (9,708,910)     (127,487)   (1,591,786)
                            -----------   ------------   -----------   -----------
                             22,736,429    326,124,523     1,057,771    13,687,756
                            -----------   ------------   -----------   -----------
Net increase (decrease)      23,592,311   $338,283,374     3,083,555   $40,502,578
                            ===========   ============   ===========   ===========

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

------
17

6. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $7,125,946 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $7,373,742. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2007, of $1,923,332 qualify for the corporate dividends received deduction.

The fund hereby designates $90,156 of long-term capital gain distributions for the fiscal year ended December 31, 2007.

The fund designates $660,394 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
18

FINANCIAL HIGHLIGHTS
VP Mid Cap Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                                2007     2006      2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $13.49   $11.70    $11.21     $10.80
                                             -------  -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(2)                0.18     0.19      0.20      --(3)

 Net Realized and Unrealized
 Gain (Loss)                                  (0.48)     2.16      0.86       0.44
                                             -------  -------   -------    -------
 Total From Investment Operations             (0.30)     2.35      1.06       0.44
                                             -------  -------   -------    -------
Distributions

 From Net Investment Income                   (0.10)   (0.08)    (0.10)     (0.03)

 From Net Realized Gains                      (0.15)   (0.48)    (0.47)         --
                                             -------  -------   -------    -------
 Total Distributions                          (0.25)   (0.56)    (0.57)     (0.03)
                                             -------  -------   -------    -------
Net Asset Value, End of Period                $12.94   $13.49    $11.70     $11.21
                                             =======  =======   =======    =======

TOTAL RETURN(4)                              (2.31)%   20.30%     9.56%      4.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                     1.00%    1.00%     1.02%   1.00%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                             1.33%    1.50%     1.64%   0.47%(5)

Portfolio Turnover Rate                         195%     203%      225%     46%(6)

Net Assets, End of Period (in thousands)     $40,056  $30,201    $2,493       $285

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period October 29, 2004 (fund inception) through December 31,
2004.

See Notes to Financial Statements.

------
19

VP Mid Cap Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                                2007     2006      2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $13.49   $11.69    $11.21     $10.00
                                             -------  -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(2)                0.16     0.16      0.16       0.02

 Net Realized and Unrealized
 Gain (Loss)                                  (0.48)     2.18      0.87       1.22
                                             -------  -------   -------    -------
 Total From Investment Operations             (0.32)     2.34      1.03       1.24
                                             -------  -------   -------    -------
Distributions

 From Net Investment Income                   (0.07)   (0.06)    (0.08)     (0.03)

 From Net Realized Gains                      (0.15)   (0.48)    (0.47)         --
                                             -------  -------   -------    -------
 Total Distributions                          (0.22)   (0.54)    (0.55)     (0.03)
                                             -------  -------   -------    -------
Net Asset Value, End of Period                $12.95   $13.49    $11.69     $11.21
                                             =======  =======   =======    =======

TOTAL RETURN(3)                              (2.43)%   20.23%     9.31%     12.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                             1.15%    1.15%     1.17%   1.15%(4)

Ratio of Net Investment Income (Loss) to
Average Net Assets                             1.18%    1.35%     1.49%   0.95%(4)

Portfolio Turnover Rate                         195%     203%      225%        46%

Net Assets, End of Period (in thousands)    $314,998  $21,470    $6,249       $570

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid
Cap Value Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

------
21

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

------
22

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
23

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman of the Board,
Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------
24

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

BARRY FINK, 4500 MAIN STREET, KANSAS CITY, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
25

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
27

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58072

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report                 December 31, 2007

[photo of winter]

VP Ultra® Fund

[american century investments logo and text logo ®]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . .      2

VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007, despite a confluence of challenges that led to extraordinary market volatility, particularly in the last six months.

The stock market rallied steadily during the first half of the period, with the exception of a brief dip in late February caused by a drop in the Chinese stock market and growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes declined sharply as subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year--the Fed's first rate cuts since
June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in
September and October. However, stocks finished the year on a down note, declining amid further subprime-related losses, weaker corporate profits, and increased possibility of a recession.

LARGE-CAP AND GROWTH OUTPERFORMED

Large- and mid-cap stocks delivered the best returns in 2007 (see the accompanying table), while small-cap stocks declined modestly. For the first time since 2000, growth stocks outpaced value shares across all market capitalizations.

Energy was the best-performing sector in the stock market in 2007, benefiting from a 57% increase in the price of oil. Materials and utilities stocks also posted strong returns. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns For the 12 months ended December 31, 2007 RUSSELL 1000
INDEX (LARGE-CAP) 5.77% Russell 1000 Growth Index 11.81% Russell 1000 Value
Index -0.17% RUSSELL MIDCAP INDEX 5.60% Russell Midcap Growth Index 11.43%
Russell Midcap Value Index -1.42% RUSSELL 2000 INDEX (SMALL-CAP) -1.57% Russell
2000 Growth Index 7.05% Russell 2000 Value Index -9.78%

------
2

PERFORMANCE
VP Ultra

Total Returns as of December 31, 2007
                                           Average Annual Returns
                                                         Since      Inception
                                  1 year    5 years    Inception       Date

CLASS I                           21.02%    10.57%       3.00%        5/1/01

RUSSELL 1000 GROWTH INDEX(1)      11.81%    12.11%       1.70%          --

S&P 500 INDEX(1)                   5.49%    12.83%       4.06%          --

Class II                          20.84%    10.43%       4.99%        5/1/02

Class III                         21.04%    10.58%       5.32%       5/13/02

(1) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Ultra

Growth of $10,000 Over Life of Class

$10,000 investment made May 1, 2001

One-Year Returns Over Life of Class
Periods ended December 31
                       2001*      2002      2003     2004    2005    2006     2007

Class I               -4.70%     -22.71%   24.90%   10.68%  2.17%   -3.28%   21.02%

Russell 1000
Growth Index          -12.39%    -27.88%   29.75%   6.30%   5.26%    9.07%   11.81%

S&P 500 Index         -8.49%     -22.10%   28.68%   10.88%  4.91%   15.79%    5.49%

*From 5/1/01, Class I's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Ultra

Portfolio Managers: Tom Telford and Steve Lurito

In August 2007, co-portfolio manager Wade Slome left American Century to pursue another career opportunity. Steve Lurito, who joined the company in July 2007 as chief investment officer of U.S. Growth Equity, became co-portfolio manager with
Tom Telford.

PERFORMANCE SUMMARY

VP Ultra returned 21.02%* in 2007, comfortably outpacing the 11.81% return of its benchmark, the Russell 1000 Growth Index. The S&P 500 Index, a broad measure of the U.S. stock market, returned 5.49%.

VP Ultra's investment approach, and the process enhancements implemented in mid-2006, paid off in 2007. Large-cap growth stocks returned to favor after a multi-year drought, outperforming large-cap value issues by a wide margin during the year. In addition, companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum were well rewarded.

Individual security selection was also a key factor in the portfolio's outperformance versus the Russell 1000 Growth Index.

TECHNOLOGY AND CONSUMER STOCKS BOOSTED RESULTS

Information technology and consumer discretionary stocks contributed the most to
VP Ultra's outperformance of the index; six of the top ten relative performance contributors came from these two sectors of the portfolio.

The top contributor was handheld wireless products maker Research in Motion, which produces the wildly popular Blackberry devices. Research in Motion delivered consistently strong earnings results driven by multiple product cycles and growing global demand for smart phones. Consumer electronics makers Apple and Nintendo were also substantial contributors, thanks to robust sales of
Apple's iMac, iPhone, and iPod product lines, as well as Nintendo's Wii game console.

In the consumer discretionary sector, the best contributor was global positioning system devices maker Garmin, which reported earnings well above expectations as global sales of personal navigation devices surged.

One characteristic prevalent in a number of portfolio holdings was improving business fundamentals driven by exposure to healthier economic conditions overseas. Some of these companies--including Research in Motion and Nintendo, as well as wireless services provider America Movil and metals producer Rio
Tinto--are headquartered outside the U.S. and were significant contributors to performance.

Top Ten Holdings as of December 31, 2007
                               % of net       % of net
                             assets as of   assets as of
                               12/31/07        6/30/07
Google Inc. Cl A                 4.5%           1.9%
Cisco Systems Inc.               3.3%           3.5%
Intel Corp.                      3.2%            --
Apple Inc.                       3.2%           2.7%
Microsoft Corporation            3.2%           1.6%
Coca-Cola Company (The)          2.9%            --
Hewlett-Packard Co.              2.9%           1.7%
PepsiCo, Inc.                    2.7%           2.1%
CME Group Inc.(1)                1.9%           0.9%
Emerson Electric Co.             1.9%           2.3%

(1) Formerly, Chicago Mercantile Exchange Holdings Inc.

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP Ultra

HEALTH CARE AND MATERIALS ALSO ADDED VALUE

The portfolio's health care and materials holdings also contributed favorably to relative results. Pharmacy benefits manager Express Scripts posted a strong return thanks to an industry-wide shift toward more efficient and cost-effective generic drugs and mail-order prescriptions.

Seed maker Monsanto and fertilizer producer Mosaic were the top contributors in the materials sector. Although both companies benefited from growing agricultural demand driven in large part by the ethanol boom, Monsanto also saw increased adoption of its innovative seed technology, while Mosaic enjoyed higher prices for fertilizer and its raw materials.

ENERGY AND INDUSTRIALS DETRACTED

Both energy and industrials stocks performed well during the reporting period, but the portfolio's holdings in these two sectors underperformed their counterparts in the benchmark index. Much of the underperformance in the energy sector was driven by a lack of exposure to coal-related stocks, which posted strong returns during the last half of the year.

In the industrials sector, airline company US Airways was the biggest detractor.
Soaring energy prices put downward pressure on profit margins for the entire airline industry, and US Airways faced a series of challenges integrating its merger with America West. Coal mining equipment manufacturer Joy Global also weighed on relative results as softness in coal prices early in the year led to an earnings shortfall. We eliminated both Joy Global and US Airways from the portfolio.

OUTLOOK

We expect large-cap growth stocks to remain in favor as a continued slowdown in the U.S. economy casts a brighter spotlight on the relative earnings power of large, growth-oriented companies. As we move into 2008, our theme of identifying high-quality businesses that can produce sustainable rates of growth should provide a favorable context for the portfolio.

Our focus, as always, is to invest in larger-cap companies with the best combination of improving business fundamentals, sustainability of future growth, and attractive risk/reward characteristics.

Top Five Industries as of December 31, 2007
                                 % of net        % of net
                               assets as of    assets as of
                                 12/31/07        6/30/07
Software                           8.0%            5.9%
Pharmaceuticals                    6.6%            3.9%
Computers & Peripherals            6.1%            5.0%
Semiconductors &
Semiconductor Equipment            5.9%            2.8%
Beverages                          5.6%            2.1%

Types of Investments in Portfolio
                                  % of net       % of net
                                assets as of   assets as of
                                  12/31/07        6/30/07
Domestic Common Stocks              87.1%          84.2%
Foreign Common Stocks(1)            11.8%          11.2%
TOTAL COMMON STOCKS                 98.9%          95.4%
Temporary Cash Investments          1.9%           0.7%
Other Assets
and Liabilities(2)                 (0.8)%          3.9%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     7/1/07        12/31/07     7/1/07 - 12/31/07   Expense Ratio*
ACTUAL

Class I              $1,000        $1,131.30          $5.43             1.01%

Class II             $1,000        $1,130.30          $6.23             1.16%

Class III            $1,000        $1,131.40          $5.43             1.01%

HYPOTHETICAL

Class I              $1,000        $1,020.11          $5.14             1.01%

Class II             $1,000        $1,019.36          $5.90             1.16%

Class III            $1,000        $1,020.11          $5.14             1.01%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Ultra

DECEMBER 31, 2007

Shares                                                                       Value

Common Stocks -- 98.9%

AEROSPACE & DEFENSE -- 4.8%
             48,370  Lockheed Martin Corp.                             $ 5,091,428
             43,730  Precision Castparts Corp.                           6,065,351
             74,320  Raytheon Company                                    4,511,224
             57,340  United Technologies Corp.                           4,388,804
                                                                      ------------
                                                                        20,056,807
                                                                      ------------
BEVERAGES -- 5.6%
            200,350  Coca-Cola Company (The)                            12,295,480
            146,790  PepsiCo, Inc.                                      11,141,361
                                                                      ------------
                                                                        23,436,841
                                                                      ------------
BIOTECHNOLOGY -- 1.5%
             17,610  Celgene Corp.(1)                                      813,758
            115,000  Gilead Sciences, Inc.(1)                            5,291,150
                                                                      ------------
                                                                         6,104,908
                                                                      ------------
CAPITAL MARKETS -- 5.6%
             94,470  Bank of New York Mellon Corp. (The)                 4,606,357
            295,700  Charles Schwab Corp. (The)                          7,555,135
            188,770  Invesco Ltd.                                        5,923,603
             82,984  T. Rowe Price Group Inc.                            5,052,066
                                                                      ------------
                                                                        23,137,161
                                                                      ------------
CHEMICALS -- 2.5%
             64,700  Monsanto Co.                                        7,226,343
             34,910  Mosaic Co. (The)(1)                                 3,293,409
                                                                      ------------
                                                                        10,519,752
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 5.4%
            506,864  Cisco Systems Inc.(1)                              13,720,809
            126,870  Corning Inc.                                        3,043,611
             50,330  Research In Motion Ltd.(1)                          5,707,422
                                                                      ------------
                                                                        22,471,842
                                                                      ------------
COMPUTERS & PERIPHERALS -- 6.1%
             67,030  Apple Inc.(1)                                      13,277,301
            242,620  Hewlett-Packard Co.                                12,247,458
                                                                      ------------
                                                                        25,524,759
                                                                      ------------
DIVERSIFIED -- 0.6%
             16,910  Standard and Poor's 500 Depositary Receipt
                     Series 1                                            2,473,088
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.1%
             61,930  Apollo Group, Inc. Cl A(1)                          4,344,390
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.5%
             11,830  CME Group Inc.                                      8,115,380
             24,860  Nasdaq Stock Market, Inc. (The)(1)                  1,230,321
             12,740  NYSE Euronext, Inc.                                 1,118,190
                                                                      ------------
                                                                        10,463,891
                                                                      ------------

Shares                                                                       Value

ELECTRICAL EQUIPMENT -- 3.8%
            205,110  ABB Ltd. ORD                                      $ 5,906,155
            143,162  Emerson Electric Co.                                8,111,559
             29,140  Roper Industries Inc.                               1,822,416
                                                                      ------------
                                                                        15,840,130
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 5.0%
             39,400  Baker Hughes Inc.                                   3,195,340
             84,480  Halliburton Co.                                     3,202,637
             14,070  National Oilwell Varco, Inc.(1)                     1,033,582
             72,650  Schlumberger Ltd.                                   7,146,581
             43,141  Transocean Inc.                                     6,175,634
                                                                      ------------
                                                                        20,753,774
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.0%
             59,960  Costco Wholesale Corp.                              4,182,810
                                                                      ------------
FOOD PRODUCTS -- 2.5%
             52,610  Kellogg Co.                                         2,758,342
              5,730  Nestle SA ORD                                       2,622,206
            135,780  Unilever N.V. CVA                                   4,986,389
                                                                      ------------
                                                                        10,366,937
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
             27,030  Becton, Dickinson & Co.                             2,259,167
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.9%
             79,850  Express Scripts, Inc.(1)                            5,829,050
             61,190  Medco Health Solutions Inc.(1)                      6,204,666
                                                                      ------------
                                                                        12,033,716
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 2.5%
             14,494  Chipotle Mexican Grill Inc. Cl A(1)(2)              2,131,633
             68,720  McDonald's Corp.                                    4,048,295
            110,370  Yum! Brands, Inc.                                   4,223,860
                                                                      ------------
                                                                        10,403,788
                                                                      ------------
HOUSEHOLD PRODUCTS -- 2.8%
             40,660  Clorox Company                                      2,649,812
             92,070  Colgate-Palmolive Co.                               7,177,778
             16,388  Energizer Holdings Inc.(1)                          1,837,586
                                                                      ------------
                                                                        11,665,176
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 1.2%
             72,110  Textron Inc.                                        5,141,443
                                                                      ------------
INSURANCE -- 1.0%
             68,979  Aflac Inc.                                          4,320,155
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.3%
             12,490  Amazon.com, Inc.(1)                                 1,157,074
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 4.5%
             27,100  Google Inc. Cl A(1)                                18,739,108
                                                                      ------------

------
8

VP Ultra

Shares                                                                       Value

IT SERVICES -- 1.3%
             34,480  DST Systems, Inc.(1)                              $ 2,846,324
             11,140  MasterCard Inc. Cl A                                2,397,328
                                                                      ------------
                                                                         5,243,652
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 2.7%
             23,908  Covance Inc.(1)                                     2,070,911
             83,710  Thermo Fisher Scientific Inc.(1)                    4,828,392
             56,510  Waters Corp.(1)                                     4,468,246
                                                                      ------------
                                                                        11,367,549
                                                                      ------------
MEDIA -- 0.5%
             50,290  Viacom Inc. Cl B(1)                                 2,208,737
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 3.9%
             15,230  Apache Corp.                                        1,637,834
             17,240  EOG Resources Inc.                                  1,538,670
             48,880  Exxon Mobil Corp.                                   4,579,567
             28,170  Noble Energy Inc.                                   2,240,078
            123,997  XTO Energy Inc.                                     6,368,487
                                                                      ------------
                                                                        16,364,636
                                                                      ------------
PHARMACEUTICALS -- 6.6%
             93,009  Abbott Laboratories                                 5,222,455
             58,930  Allergan, Inc.                                      3,785,663
            153,340  Bristol-Myers Squibb Co.                            4,066,577
             77,310  Johnson & Johnson                                   5,156,577
            111,460  Merck & Co., Inc.                                   6,476,940
             98,380  Schering-Plough Corp.                               2,620,843
                                                                      ------------
                                                                        27,329,055
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.9%
            498,370  Intel Corp.                                        13,286,544
             64,280  MEMC Electronic Materials Inc.(1)                   5,688,137
            140,830  NVIDIA Corp.(1)                                     4,791,037
             19,050  Varian Semiconductor Equipment Associates,
                     Inc.(1) 704,850
                                                                      ------------
                                                                        24,470,568
                                                                      ------------
SOFTWARE -- 8.0%
            125,080  Adobe Systems Inc.(1)                               5,344,668
             37,100  Autodesk, Inc.(1)                                   1,846,096
             32,418  Electronic Arts Inc.(1)                             1,893,535
            369,070  Microsoft Corporation                              13,138,891
              9,800  Nintendo Co., Ltd. ORD                              5,966,872
            185,020  Oracle Corp.(1)                                     4,177,752
             10,218  VMware, Inc. Cl A(1)(2)                               868,428
                                                                      ------------
                                                                        33,236,242
                                                                      ------------
SPECIALTY RETAIL -- 1.5%
             57,310  GameStop Corp. Cl A(1)                              3,559,524
             99,600  TJX Companies, Inc. (The)                           2,861,508
                                                                      ------------
                                                                         6,421,032
                                                                      ------------

Shares                                                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
             58,300  NIKE, Inc. Cl B                                   $ 3,745,192
                                                                      ------------
TOBACCO -- 1.3%
             69,150  Altria Group Inc.                                   5,226,357
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.6%
             67,580  America Movil, SAB de CV ADR                        4,148,736
             64,010  Rogers Communications Inc. Cl B ORD                 2,899,819
            988,520  Vodafone Group plc ORD                              3,685,313
                                                                      ------------
                                                                        10,733,868
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $330,448,216)                                                    411,743,605
                                                                      ------------

Principal Amount

Temporary Cash Investments -- 1.9%

         $8,000,000  FHLB Discount Notes, 3.15%, 1/2/08(3)               8,000,000
(Cost $7,998,600)
                                                                      ------------
Temporary Cash Investments -- Securities Lending Collateral(4) -- 0.7%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 4.42%, dated
12/31/07, due 1/2/08 (Delivery value $1,000,246) 1,000,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $1,000,247)                                                        1,000,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery
value $1,120,480)                                                        1,120,209
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $3,120,209)                                                        3,120,209
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 101.5%
(Cost $341,567,025)                                                    422,863,814
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.5)%                                 (6,173,900)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $416,689,914
                                                                      ============

------
9

VP Ultra

Forward Foreign Currency Exchange Contracts
                                 Settlement                     Unrealized Gain
      Contracts to Sell             Date          Value             (Loss)

     1,443,425  CAD for USD        1/31/08     $ 1,453,999         $ 17,983
     4,770,127  CHF for USD        1/31/08      4,215,859          (36,670)
     1,731,195  Euro for USD       1/31/08      2,529,232           (5,756)
     1,306,428  GBP for USD        1/31/08      2,591,322            4,093
   323,400,000  JPY for USD        1/31/08      2,912,352          (65,458)
                                               -----------         ---------
                                               $13,702,764         $(85,808)
                                               ===========         =========
(Value on Settlement Date $13,616,956)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

CVA = Certificaten Van Aandelen

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2007.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of December 31, 2007, securities with an aggregate value of $14,495,233, which represented 3.5% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007
ASSETS

Investment securities, at value (cost of $338,446,816) --
including $3,000,060 of securities on loan                            $419,743,605

Investments made with cash collateral received for securities on
loan, at value (cost of $3,120,209)                                      3,120,209
                                                                      ------------
Total investment securities, at value (cost of $341,567,025)           422,863,814

Receivable for investments sold                                          1,103,629

Receivable for forward foreign currency exchange contracts                  22,076

Dividends and interest receivable                                          340,058
                                                                      ------------
                                                                       424,329,577
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                             717,413

Payable for collateral received for securities on loan                   3,120,209

Payable for investments purchased                                        3,304,306

Payable for forward foreign currency exchange contracts                    107,884

Accrued management fees                                                    323,161

Distribution fees payable                                                   66,690
                                                                      ------------
                                                                         7,639,663
                                                                      ------------

NET ASSETS                                                            $416,689,914
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $284,321,646

Undistributed net investment income                                         85,079

Undistributed net realized gain on investment and foreign currency
transactions                                                            51,073,708

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                            81,209,481
                                                                      ------------
                                                                      $416,689,914
                                                                      ============

CLASS I, $0.01 PAR VALUE

Net assets                                                            $102,788,809

Shares outstanding                                                       8,458,498

Net asset value per share                                                   $12.15

CLASS II, $0.01 PAR VALUE

Net assets                                                            $311,537,472

Shares outstanding                                                      25,825,062

Net asset value per share                                                   $12.06

CLASS III, $0.01 PAR VALUE

Net assets                                                              $2,363,633

Shares outstanding                                                         194,628

Net asset value per share                                                   $12.14

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $24,572)                   $ 6,965,628

Interest                                                                   461,918

Securities lending, net                                                    222,474
                                                                      ------------
                                                                         7,650,020
                                                                      ------------

EXPENSES:

Management fees                                                          5,369,059

Distribution fees -- Class II                                            1,198,629

Directors' fees and expenses                                                21,296

Other expenses                                                              18,677
                                                                      ------------
                                                                         6,607,661
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                             1,042,359
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                101,502,406

Foreign currency transactions                                          (1,086,696)
                                                                      ------------
                                                                       100,415,710
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                             13,998,727

Translation of assets and liabilities in foreign currencies               (59,887)
                                                                      ------------
                                                                        13,938,840
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                114,354,550
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $115,396,909
                                                                      ============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006
Increase (Decrease) in Net Assets                              2007           2006
OPERATIONS

Net investment income (loss)                            $ 1,042,359    $ (824,882)

Net realized gain (loss)                                100,415,710   (39,824,656)

Change in net unrealized appreciation
(depreciation)                                           13,938,840     31,026,044
                                                      -------------   ------------
Net increase (decrease) in net assets resulting
from operations                                         115,396,909    (9,623,494)
                                                      -------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                    (328,962,453)    317,627,026
                                                      -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                 (213,565,544)    308,003,532

NET ASSETS

Beginning of period                                     630,255,458    322,251,926
                                                      -------------   ------------
End of period                                         $ 416,689,914   $630,255,458
                                                      =============   ============

Accumulated undistributed net investment income
(loss)                                                      $85,079      $(15,601)
                                                      =============   ============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

------
14

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
15

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from
0.80% to 1.00% for Class I and Class III and from 0.70% to 0.90% for Class II.
The effective annual management fee for each class of the fund for the year ended December 31, 2007 was 1.00%, 0.90% and 1.00% for Class I, Class II and
Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $786,337,985 and $1,113,686,205, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                          $343,001,508
                                                         ============
Gross tax appreciation of investments                     $83,150,397

Gross tax depreciation of investments                     (3,288,091)
                                                         ------------
Net tax appreciation (depreciation) of investments        $79,862,306
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                       Year ended December 31, 2007   Year ended December 31, 2006
                            Shares           Amount        Shares           Amount
CLASS I/SHARES
AUTHORIZED             100,000,000                    100,000,000
                      ============                    ===========
Sold                     4,959,745     $ 54,625,212     4,967,537     $ 50,355,762

Redeemed               (6,889,116)     (76,058,014)   (4,752,723)     (48,007,639)
                      ------------   --------------   -----------   --------------
                       (1,929,371)     (21,432,802)       214,814        2,348,123
                      ------------   --------------   -----------   --------------

CLASS II/SHARES
AUTHORIZED             150,000,000                    150,000,000
                      ============                    ===========
Sold                    16,502,607      172,468,786    36,865,713      364,419,695

Redeemed              (43,193,701)    (480,006,336)   (5,023,636)     (48,172,288)
                      ------------   --------------   -----------   --------------
                      (26,691,094)    (307,537,550)    31,842,077      316,247,407
                      ------------   --------------   -----------   --------------

CLASS III/SHARES
AUTHORIZED              50,000,000                     50,000,000
                      ============                    ===========
Sold                       155,812        1,743,355       208,622        2,117,662

Redeemed                 (158,640)   (1,735,456)(1)     (309,927)   (3,086,166)(2)
                      ------------   --------------   -----------   --------------
                           (2,828)            7,899     (101,305)        (968,504)
                      ------------   --------------   -----------   --------------
Net increase
(decrease)            (28,623,293)   $(328,962,453)    31,955,586     $317,627,026
                      ============   ==============   ===========   ==============

(1) Net of redemption fees of $511.

(2) Net of redemption fees of $1,586.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2007.

------
17

6. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $3,000,060, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $3,120,209. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
VP Ultra

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                     2007       2006       2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                             $10.04     $10.38     $10.16    $9.18     $7.35
                                   ------     ------     ------   ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                           0.05     (0.01)     (0.01)    --(2)    (0.01)

 Net Realized and
 Unrealized Gain (Loss)              2.06     (0.33)       0.22     0.98      1.84
                                   ------     ------     ------   ------    ------
 Total From Investment
 Operations                          2.11     (0.34)       0.21     0.98      1.83
                                   ------     ------     ------   ------    ------
Redemption Fees(1)                  --(2)      --(2)       0.01    --(2)     --(2)
                                   ------     ------     ------   ------    ------
Net Asset Value, End of Period     $12.15     $10.04     $10.38   $10.16     $9.18
                                   ======     ======     ======   ======    ======

TOTAL RETURN(3)                    21.02%    (3.28)%      2.17%   10.68%    24.90%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               1.01%      1.00%      1.01%    1.00%     1.01%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                              0.30%    (0.06)%    (0.08)%    0.05%   (0.15)%

Portfolio Turnover Rate              137%       118%        58%      45%      111%

Net Assets, End of Period (in
thousands)                       $102,789   $104,270   $105,560  $79,489   $63,364

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
19

VP Ultra

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                     2007       2006       2005     2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                              $9.98     $10.33     $10.13    $9.16     $7.34
                                   ------     ------     ------   ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                           0.01     (0.02)     (0.02)    --(2)    (0.03)

 Net Realized and
 Unrealized Gain (Loss)              2.07     (0.33)       0.21     0.97      1.85
                                   ------     ------     ------   ------    ------
 Total From Investment
 Operations                          2.08     (0.35)       0.19     0.97      1.82
                                   ------     ------     ------   ------    ------
Redemption Fees(1)                  --(2)      --(2)       0.01    --(2)     --(2)
                                   ------     ------     ------   ------    ------
Net Asset Value, End of Period     $12.06      $9.98     $10.33   $10.13     $9.16
                                   ======     ======     ======   ======    ======

TOTAL RETURN(3)                    20.84%    (3.39)%      1.97%   10.59%    24.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               1.16%      1.15%      1.16%    1.15%     1.16%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                              0.15%    (0.21)%    (0.23)%  (0.10)%   (0.30)%

Portfolio Turnover Rate              137%       118%        58%      45%      111%

Net Assets, End of Period (in
thousands)                       $311,537   $524,005   $213,594  $91,984   $26,831

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Ultra

Class III
For a Share Outstanding Throughout the Years Ended December 31
                                        2007      2006      2005    2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $10.03    $10.37    $10.15   $9.17     $7.34
                                      ------    ------    ------  ------    ------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                              0.06    (0.01)     --(2)    0.01    (0.02)

 Net Realized and Unrealized
 Gain (Loss)                            2.05    (0.33)      0.21    0.97      1.85
                                      ------    ------    ------  ------    ------
 Total From Investment
 Operations                             2.11    (0.34)      0.21    0.98      1.83
                                      ------    ------    ------  ------    ------
Redemption Fees(1)                     --(2)     --(2)      0.01   --(2)     --(2)
                                      ------    ------    ------  ------    ------
Net Asset Value, End of Period        $12.14    $10.03    $10.37  $10.15     $9.17
                                      ======    ======    ======  ======    ======

TOTAL RETURN(3)                       21.04%   (3.28)%     2.17%  10.69%    24.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                     1.01%     1.00%     1.01%   1.00%     1.01%

Ratio of Net Investment Income
(Loss) to Average Net Assets           0.30%   (0.06)%   (0.08)%   0.05%   (0.15)%

Portfolio Turnover Rate                 137%      118%       58%     45%      111%

Net Assets, End of Period (in
thousands)                            $2,364    $1,980    $3,098    $966      $339

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Ultra Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

------
22

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

------
23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
24

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

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25

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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26

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

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27

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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29

NOTES

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30

NOTES

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31

NOTES

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58068

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report               December 31, 2007

[photo of winter]

VP Value Fund

[american century investments logo and text logo ®]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . .      2

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007, despite a confluence of challenges that led to extraordinary market volatility, particularly in the last six months.

The stock market rallied steadily during the first half of the period, with the exception of a brief dip in late February caused by a drop in the Chinese stock market and growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes declined sharply as subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October. However, stocks finished the year on a down note, declining amid further subprime-related losses, weaker corporate profits, and increased possibility of a recession.

LARGE-CAP AND GROWTH OUTPERFORMED

Large- and mid-cap stocks delivered the best returns in 2007 (see the accompanying table), while small-cap stocks declined modestly. For the first time since 2000, growth stocks outpaced value shares across all market capitalizations.

Energy was the best-performing sector in the stock market in 2007, benefiting from a 57% increase in the price of oil. Materials and utilities stocks also posted strong returns. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns For the 12 months ended December 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)          5.77%
Russell 1000 Growth Index              11.81%
Russell 1000 Value Index               -0.17%

RUSSELL MIDCAP INDEX                    5.60%
Russell Midcap Growth Index            11.43%
Russell Midcap Value Index             -1.42%

RUSSELL 2000 INDEX (SMALL-CAP)         -1.57%
Russell 2000 Growth Index               7.05%
Russell 2000 Value Index               -9.78%

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2

PERFORMANCE
VP Value

Total Returns as of December 31, 2007
                                      Average Annual Returns
                                                        Since     Inception
                         1 year   5 years   10 years  Inception      Date

CLASS I                  -5.14%    11.75%    7.75%      9.83%       5/1/96

RUSSELL 3000 VALUE
INDEX(1)                 -1.01%    14.69%    7.73%      10.63%        --

S&P 500 INDEX(1)         5.49%     12.83%    5.91%      8.96%         --

LIPPER MULTI-CAP
VALUE INDEX(1)           -1.04%    13.45%    6.86%      9.12%         --

Class II                 -5.31%    11.58%      --       7.22%      8/14/01

Class III                -5.14%    11.75%      --       7.95%       5/6/02

(1) Data provided by Lipper Inc. -- A Reuters Company. (C) 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

VP Value

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
             1998     1999     2000      2001      2002      2003    2004     2005    2006      2007

Class I      4.81%   -0.85%   18.14%    12.82%    -12.62%   28.96%  14.33%   5.03%   18.65%    -5.14%

Russell
3000
Value
Index       13.50%    6.65%    8.04%    -4.33%    -15.18%   31.14%  16.94%   6.85%   22.34%    -1.01%

S&P 500
Index       28.58%   21.04%   -9.10%   -11.89%    -22.10%   28.68%  10.88%   4.91%   15.79%    5.49%

Lipper
Multi-Cap
Value
Index        6.53%    5.94%    9.64%    1.30%     -17.61%   32.78%  14.91%   6.33%   17.07%    -1.04%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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4

PORTFOLIO COMMENTARY
VP Value

Portfolio Managers: Scott Moore, Michael Liss, and Phil Davidson

PERFORMANCE SUMMARY

VP Value returned -5.14%* for the 12 months ended December 31, 2007. By comparison, its benchmark, the Russell 3000 Value Index, fell -1.01%. The Lipper
Multi-Cap Value Index was down -1.04% while the broader market, as measured by the S&P 500 Index, returned 5.49%. (The portfolio's returns reflect fund operating expenses, while the indices' returns do not.)

VP Value's return resulted largely from a market environment (described in the
Market Perspective on page 2) more favorable to growth stocks than to value stocks across the capitalization spectrum. Stocks struggled for much of the one-year reporting period as the slowing U.S. economy, the subprime meltdown, and subsequent credit crisis weighed on the financial markets. Against that market backdrop, VP Value benefited from strong security selection in the information technology sector, as well as an overweight in consumer staples and holdings in the consumer discretionary and health care sectors. In addition, the portfolio's small allocation to foreign stocks boosted returns, as international equities were strong performers overall. Although an underweight in financials was advantageous, the portfolio's mix of stocks detracted significantly.

INFORMATION TECHNOLOGY CONTRIBUTED

Holdings in the information technology sector contributed the most to the portfolio's relative performance. One of our key positions was Tyco Electronics
Ltd., a global provider of engineered electronic components, network solutions, wireless systems, and undersea telecommunication systems. Previously a wholly owned subsidiary of Tyco International, Tyco Electronics reported robust sales and highlighted new products aimed at increasing market share.

CONSUMER STAPLES BOOSTED RESULTS

Our overweight in consumer staples companies benefited performance as the U.S.
economy slowed and investors sought out companies that provide everyday goods and services. A preference for large industry leaders proved to be particularly advantageous as many of these names outperformed the benchmark. One top performer was Unilever N.V., a foreign-based global supplier of foods, home goods, and personal products, with a strong presence in the U.S. market. Its stock benefited from the company's stronger-than-expected revenue growth and its progress in cost-cutting efforts.

Top Ten Holdings as of December 31, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                        12/31/07        6/30/07

General Electric Co.                      4.5%           4.0%
Kraft Foods Inc. Cl A                     3.5%           3.0%
Bank of America Corp.                     3.3%           4.9%
Exxon Mobil Corp.                         3.2%           2.0%
AT&T Inc.                                 3.1%           1.8%
Bemis Co., Inc.                           3.0%           1.2%
BP plc ADR                                2.9%           3.1%
Kimberly-Clark Corp.                      2.8%           1.9%
United Parcel Service, Inc. Cl B          2.6%           2.8%
Pfizer Inc.                               2.5%           2.2%

*All fund returns referenced in this commentary are for Class I shares.

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5

VP Value

CONSUMER DISCRETIONARY, HEALTH CARE ADDED VALUE

Many investors shied away from consumer discretionary stocks in response to the housing downturn and slowing economic growth. Our favorable relative performance was the result of an underweight and strong security selection, including a lack of exposure to homebuilders and media companies. Both industries were down for the benchmark.

Meanwhile, an overweight in health care -- especially our holdings in the health care equipment industry -- boosted performance. One top performer was Beckman
Coulter Inc., a manufacturer of diagnostic testing instruments and consumables.
In addition to its strong fundamentals, Beckman became the only large remaining independent diagnostic company, making it a potential takeover candidate, after a large industrial conglomerate acquired a similar-sized competitor.

FINANCIALS DETRACTED

Despite an underweight, our exposure to the financial sector -- and specifically, our overweight in thrifts and our mix of insurance stocks -- was a drag on results. Two of our top detractors were MGIC Investment Corporation, the nation's largest private mortgage insurer, and Ambac Financial Group, a leading municipal bond insurer. Although non-traditional mortgage activity comprised a small percentage of these companies' businesses, both had greater-than-expected exposure to mortgage-related losses. Because of the subsequent capital issues, we sold both holdings.

OUTLOOK

We follow a disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2007, we continued to see opportunities in consumer staples, industrials, and health care, reflected by our overweight positions in those sectors relative to the benchmark. Our fundamental and valuation work also led to our smaller relative weightings in financials, energy, and utility stocks.

Top Five Industries as of December 31, 2007
                                   % of net       % of net
                                 assets as of   assets as of
                                   12/31/07        6/30/07

Food Products                        9.9%           7.9%
Oil, Gas & Consumable Fuels          7.6%           6.1%
Commercial Banks                     6.9%           7.9%
Insurance                            6.1%           10.2%
Pharmaceuticals                      5.9%           5.3%

Types of Investments in Portfolio
                                   % of net       % of net
                                 assets as of   assets as of
                                   12/31/07        6/30/07

Domestic Common Stocks               92.6%          93.7%
Foreign Common Stocks(1)             7.1%           5.8%
TOTAL COMMON STOCKS                  99.7%          99.5%
Cash and Equivalents(2)              0.3%           0.5%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                Beginning         Ending        Expenses Paid
              Account Value   Account Value     During Period*      Annualized
                  7/1/07         12/31/07     7/1/07 - 12/31/07   Expense Ratio*
ACTUAL
Class I           $1,000         $891.40            $4.43              0.93%
Class II          $1,000         $890.20            $5.15              1.08%
Class III         $1,000         $891.40            $4.43              0.93%

HYPOTHETICAL
Class I           $1,000        $1,020.52           $4.74              0.93%
Class II          $1,000        $1,019.76           $5.50              1.08%
Class III         $1,000        $1,020.52           $4.74              0.93%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Value

DECEMBER 31, 2007

Shares                                                                  Value

Common Stocks -- 99.7%

AIR FREIGHT & LOGISTICS -- 2.6%
     823,512  United Parcel Service, Inc. Cl B                   $ 58,238,769
                                                               --------------
AIRLINES -- 1.6%
   2,883,800  Southwest Airlines Co.                               35,182,360
                                                               --------------
AUTO COMPONENTS -- 0.7%
     294,600  Autoliv, Inc.                                        15,528,366
                                                               --------------
AUTOMOBILES -- 2.2%
     262,900  Honda Motor Co., Ltd. ORD                             8,716,418
     115,900  Thor Industries Inc.(1)                               4,405,359
     686,900  Toyota Motor Corp. ORD                               37,077,023
                                                               --------------
                                                                   50,198,800
                                                               --------------
BEVERAGES -- 1.3%
     545,397  Anheuser-Busch Companies, Inc.                       28,546,079
                                                               --------------
BIOTECHNOLOGY -- 0.9%
     427,300  Amgen Inc.(2)                                        19,843,812
                                                               --------------
BUILDING PRODUCTS -- 0.8%
     829,015  Masco Corp.                                          17,915,014
                                                               --------------
CAPITAL MARKETS -- 1.6%
      98,100  Bear Stearns Companies Inc. (The)                     8,657,325
     292,800  Merrill Lynch & Co., Inc.                            15,717,504
     208,700  Morgan Stanley                                       11,084,057
                                                               --------------
                                                                   35,458,886
                                                               --------------
CHEMICALS -- 1.4%
     360,600  du Pont (E.I.) de Nemours & Co.                      15,898,854
     239,850  Minerals Technologies Inc.                           16,057,958
                                                               --------------
                                                                   31,956,812
                                                               --------------
COMMERCIAL BANKS -- 6.9%
     276,722  BB&T Corporation                                      8,487,064
   1,543,466  Marshall & Ilsley Corp.                              40,870,980
   1,781,883  South Financial Group Inc. (The)(1)                  27,850,831
     887,484  SunTrust Banks, Inc.                                 55,458,874
     418,191  U.S. Bancorp                                         13,273,382
     183,600  Zions Bancorporation                                  8,572,284
                                                               --------------
                                                                  154,513,415
                                                               --------------
COMMERCIAL SERVICES & SUPPLIES -- 3.9%
     541,700  Avery Dennison Corp.                                 28,785,938
     516,800  Pitney Bowes, Inc.                                   19,659,072
     281,619  Republic Services, Inc.                               8,828,756
     954,300  Waste Management, Inc.                               31,176,981
                                                               --------------
                                                                   88,450,747
                                                               --------------

Shares                                                                  Value

COMMUNICATIONS EQUIPMENT -- 0.5%
     692,400  Motorola, Inc.                                     $ 11,106,096
                                                               --------------
CONTAINERS & PACKAGING -- 3.0%
   2,427,519  Bemis Co., Inc.                                      66,465,470
                                                               --------------
DISTRIBUTORS -- 0.6%
     284,185  Genuine Parts Co.                                    13,157,766
                                                               --------------
DIVERSIFIED -- 2.1%
     317,034  Standard and Poor's 500 Depositary Receipt
              Series 1                                             46,366,223
                                                               --------------
DIVERSIFIED FINANCIAL SERVICES -- 4.0%
   1,816,621  Bank of America Corp.                                74,953,782
     216,545  Citigroup Inc.                                        6,375,085
     197,400  JPMorgan Chase & Co.                                  8,616,510
                                                               --------------
                                                                   89,945,377
                                                               --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.5%
   1,694,734  AT&T Inc.                                            70,433,146
     704,621  Verizon Communications Inc.                          30,784,891
                                                               --------------
                                                                  101,218,037
                                                               --------------
ELECTRIC UTILITIES -- 0.4%
     272,683  IDACORP, Inc.(1)                                      9,603,895
                                                               --------------
ELECTRICAL EQUIPMENT -- 0.7%
     297,851  Hubbell Inc. Cl B                                    15,369,112
                                                               --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
   1,044,774  Molex Inc.                                           28,522,330
     643,885  Tyco Electronics Ltd.                                23,907,450
                                                               --------------
                                                                   52,429,780
                                                               --------------
FOOD & STAPLES RETAILING -- 0.8%
     367,036  Wal-Mart Stores, Inc.                                17,445,221
                                                               --------------
FOOD PRODUCTS -- 9.9%
     559,700  Campbell Soup Co.                                    19,998,081
   1,803,600  ConAgra Foods, Inc.                                  42,907,644
     351,278  General Mills, Inc.                                  20,022,846
     680,093  H.J. Heinz Co.                                       31,746,741
     618,006  Hershey Co. (The)                                    24,349,436
   2,412,282  Kraft Foods Inc. Cl A                                78,712,762
     109,768  Unilever N.V. New York Shares                         4,002,141
                                                               --------------
                                                                  221,739,651
                                                               --------------
GAS UTILITIES -- 0.6%
     417,079  WGL Holdings Inc.                                    13,663,508
                                                               --------------

------
8

VP Value

Shares                                                                  Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 3.3%
     476,454  Beckman Coulter, Inc.                              $ 34,685,852
     595,500  Boston Scientific Corp.(2)                            6,925,665
     241,900  Covidien Ltd.                                        10,713,751
     806,336  Symmetry Medical Inc.(2)                             14,054,436
     138,400  Zimmer Holdings Inc.(2)                               9,155,160
                                                               --------------
                                                                   75,534,864
                                                               --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.6%
     515,200  LifePoint Hospitals Inc.(2)                          15,322,048
     429,400  Universal Health Services, Inc. Cl B                 21,985,280
                                                               --------------
                                                                   37,307,328
                                                               --------------
HOTELS, RESTAURANTS & LEISURE -- 2.6%
     718,951  International Speedway Corp.                         29,606,402
     948,157  Speedway Motorsports Inc.                            29,468,720
                                                               --------------
                                                                   59,075,122
                                                               --------------
HOUSEHOLD DURABLES -- 0.3%
      81,600  Whirlpool Corp.                                       6,661,008
                                                               --------------
HOUSEHOLD PRODUCTS -- 2.8%
     919,644  Kimberly-Clark Corp.                                 63,768,115
                                                               --------------
INDUSTRIAL CONGLOMERATES -- 5.1%
     184,500  3M Co.                                               15,557,040
   2,706,829  General Electric Co.                                100,342,151
                                                               --------------
                                                                  115,899,191
                                                               --------------
INSURANCE -- 6.1%
     516,100  Allstate Corp.                                       26,955,903
     740,806  American International Group, Inc.                   43,188,989
     159,000  Chubb Corp.                                           8,678,220
     544,600  Genworth Financial Inc. Cl A                         13,860,070
     123,600  Hartford Financial Services Group Inc. (The)         10,776,684
   1,268,831  Marsh & McLennan Companies, Inc.                     33,585,957
                                                               --------------
                                                                  137,045,823
                                                               --------------
IT SERVICES -- 0.7%
     140,198  International Business Machines Corp.                15,155,404
                                                               --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
     466,487  RC2 Corp.(2)                                         13,094,290
                                                               --------------
MULTI-UTILITIES -- 3.5%
      75,890  Ameren Corp.                                          4,113,997
     179,900  Consolidated Edison, Inc.                             8,788,115
   1,528,460  Puget Energy, Inc.                                   41,925,657
     316,205  Wisconsin Energy Corp.                               15,402,346
     380,900  XCEL Energy Inc.                                      8,596,913
                                                               --------------
                                                                   78,827,028
                                                               --------------

Shares                                                                  Value

MULTILINE RETAIL -- 0.7%
     312,500  Target Corp.                                       $ 15,625,000
                                                               --------------
OIL, GAS & CONSUMABLE FUELS -- 7.6%
      39,100  Apache Corp.                                          4,204,814
     896,299  BP plc ADR                                           65,582,198
     145,212  Chevron Corp.                                        13,552,636
     119,300  Equitable Resources Inc.                              6,356,304
     763,619  Exxon Mobil Corp.                                    71,543,463
     105,800  Royal Dutch Shell plc ADR                             8,908,360
                                                               --------------
                                                                  170,147,775
                                                               --------------
PAPER & FOREST PRODUCTS -- 0.2%
      56,701  Weyerhaeuser Co.                                      4,181,132
                                                               --------------
PERSONAL PRODUCTS -- 0.6%
     296,000  Estee Lauder Companies, Inc. (The) Cl A              12,908,560
                                                               --------------
PHARMACEUTICALS -- 5.9%
      72,300  Abbott Laboratories                                   4,059,645
     579,771  Bristol-Myers Squibb Co.                             15,375,527
     291,160  Eli Lilly and Company                                15,545,032
     637,600  Johnson & Johnson                                    42,527,920
   2,440,491  Pfizer Inc.                                          55,472,361
                                                               --------------
                                                                  132,980,485
                                                               --------------
ROAD & RAIL -- 0.6%
     956,828  Heartland Express, Inc.(1)                           13,567,821
                                                               --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
     365,300  Applied Materials, Inc.                               6,487,728
     415,221  Intel Corp.                                          11,069,792
     191,900  Texas Instruments Inc.                                6,409,460
                                                               --------------
                                                                   23,966,980
                                                               --------------
SPECIALTY RETAIL -- 1.2%
     156,100  Home Depot, Inc. (The)                                4,205,334
   1,064,865  Lowe's Companies, Inc.                               24,087,246
                                                               --------------
                                                                   28,292,580
                                                               --------------
THRIFTS & MORTGAGE FINANCE -- 1.9%
   1,228,315  Freddie Mac                                          41,848,692
                                                               --------------
TOTAL COMMON STOCKS
(Cost $2,203,761,025)                                           2,240,230,394
                                                               --------------

------
9

VP Value

Principal Amount                                                         Value

Temporary Cash Investments -- 0.3%

   $5,800,000   FHLB Discount Notes, 3.15%, 1/2/08(3)
(Cost $5,798,985)                                                  $ 5,800,000
                                                                --------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 0.9%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 4.42%, dated
12/31/07, due
1/2/08 (Delivery value $7,501,842)                                   7,500,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized
by various U.S. Government Agency obligations in a pooled
account at the lending agent), 4.45%, dated 12/31/07, due
1/2/08 (Delivery value $7,501,854)                                   7,500,000

                                                                           Value
Repurchase Agreement, Morgan Stanley, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 4.35%, dated
12/31/07, due 1/2/08 (Delivery value $5,489,516)                   $5,488,190
                                                               --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $20,488,190)                                                 20,488,190
                                                               --------------
TOTAL INVESTMENT SECURITIES -- 100.9%
(Cost $2,230,048,200)                                           2,266,518,584
                                                               --------------
OTHER ASSETS AND LIABILITIES -- (0.9)%                           (20,665,243)
                                                               --------------
TOTAL NET ASSETS -- 100.0%                                     $2,245,853,341
                                                               ==============

Forward Foreign Currency Exchange Contracts
                                    Settlement                     Unrealized
        Contracts to Sell              Date          Value        Gain (Loss)

        8,870,114  Euro for USD       1/31/08      $ 12,959,011      $ (30,205)
       33,245,492  GBP for USD        1/31/08        65,942,988         104,368
    4,155,494,400  JPY for USD        1/31/08        37,421,965       (841,104)
                                                   ------------    ------------
                                                   $116,323,964      $(766,941)
                                                   ============    ============

(Value on Settlement Date $115,557,023)

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of December 31, 2007.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of December 31, 2007, securities with an aggregate value of $45,793,441, which represented 2.0% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

ASSETS

Investment securities, at value (cost of $2,209,560,010) --
including $19,711,682 of securities on loan                         $2,246,030,394

Investments made with cash collateral received for securities on
loan, at value (cost of $20,488,190)                                    20,488,190
                                                                    --------------
Total investment securities, at value (cost of $2,230,048,200)       2,266,518,584

Receivable for investments sold                                         20,701,949

Receivable for foreign currency exchange contracts                         104,368

Receivable for capital shares sold                                          22,230

Dividends and interest receivable                                        3,931,901
                                                                    --------------
                                                                     2,291,279,032
                                                                    --------------

LIABILITIES

Payable for collateral received on securities on loan                   20,488,190

Disbursements in excess of demand deposit cash                           2,385,816

Payable for investments purchased                                       19,754,875

Payable for forward foreign currency exchange contracts                    871,309

Accrued management fees                                                  1,759,452

Distribution fees payable                                                  166,049
                                                                    --------------
                                                                        45,425,691
                                                                    --------------

NET ASSETS                                                          $2,245,853,341
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                             $2,069,414,525

Undistributed net investment income                                     43,144,237

Undistributed net realized gain on investment and foreign
currency transactions                                                   97,589,987

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                            35,704,592
                                                                    --------------
                                                                    $2,245,853,341
                                                                    ==============

CLASS I, $0.01 PAR VALUE
Net assets                                                          $1,470,148,085
Shares outstanding                                                     196,874,496
Net asset value per share                                                    $7.47

CLASS II, $0.01 PAR VALUE
Net assets                                                            $765,324,040
Shares outstanding                                                     102,540,604
Net asset value per share                                                    $7.46

CLASS III, $0.01 PAR VALUE
Net assets                                                             $10,381,216
Shares outstanding                                                       1,390,144
Net asset value per share                                                    $7.47

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $188,810)                $ 66,219,179

Interest                                                                3,015,204

Securities lending, net                                                   322,489
                                                                   --------------
                                                                       69,556,872
                                                                   --------------

EXPENSES:

Management fees                                                        24,164,655

Distribution fees -- Class II                                           2,165,714

Directors' fees and expenses                                               65,885

Other expenses                                                             21,349
                                                                   --------------
                                                                       26,417,603
                                                                   --------------

NET INVESTMENT INCOME (LOSS)                                           43,139,269
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               152,741,769

Foreign currency transactions                                         (7,384,985)
                                                                   --------------
                                                                      145,356,784
                                                                   --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                         (302,104,951)

Translation of assets and liabilities in foreign currencies             (602,916)
                                                                   --------------
                                                                    (302,707,867)
                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             (157,351,083)
                                                                   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                    $(114,211,814)
                                                                   ==============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006

Increase (Decrease) in Net Assets                      2007             2006

OPERATIONS

Net investment income (loss)                         $ 43,139,269     $ 42,815,173

Net realized gain (loss)                              145,356,784      251,697,806

Change in net unrealized appreciation
(depreciation)                                      (302,707,867)      175,939,272
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (114,211,814)      470,452,251
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                             (30,308,484)     (31,704,046)

 Class II                                            (12,268,816)      (8,355,314)

 Class III                                              (257,105)        (123,198)

From net realized gains:

 Class I                                            (157,170,511)    (199,994,017)

 Class II                                            (70,106,125)     (59,269,500)

 Class III                                            (1,333,266)        (777,151)
                                                   --------------   --------------
Decrease in net assets from distributions           (271,444,307)    (300,223,226)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                          (197,553,143)    (295,405,664)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (583,209,264)    (125,176,639)

NET ASSETS

Beginning of period                                 2,829,062,605    2,954,239,244
                                                   --------------   --------------
End of period                                      $2,245,853,341   $2,829,062,605
                                                   ==============   ==============

Undistributed net investment income                   $43,144,237      $42,790,815
                                                   ==============   ==============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its investment objective by investing primarily in equity securities of companies management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
14

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
15

The fund has capital and currency loss deferrals of $(77,784,766) and $(28,834), respectively, which represent net capital and foreign currency losses incurred in the two-month period ended December 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to
0.90% for Class II. The effective annual management fee for each class of the fund for the year ended December 31, 2007, was 0.93%, 0.83% and 0.93% for Class
I, Class II and Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

3. INVESTMENT TRANSACTIONS

Purchase and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $4,002,160,493 and $4,314,917,343, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $2,289,831,626
                                                         ===============
Gross tax appreciation of investments                      $ 133,123,838
Gross tax depreciation of investments                      (156,436,880)
                                                         ---------------
Net tax appreciation (depreciation) of investments        $ (23,313,042)
                                                         ===============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                     Year ended December 31, 2007    Year ended December 31, 2006
                       Shares          Amount          Shares          Amount
CLASS I/SHARES
AUTHORIZED            650,000,000                     650,000,000
                     ============                    ============

Sold                   10,670,122     $ 87,684,738     14,502,289    $ 116,938,401

Issued in
reinvestment of
distributions          24,066,623      187,478,995     30,810,913      231,698,063

Redeemed             (63,539,788)    (518,128,418)   (99,790,936)    (785,968,015)
                     ------------   --------------   ------------   --------------
                     (28,803,043)    (242,964,685)   (54,477,734)    (437,331,551)
                     ------------   --------------   ------------   --------------

CLASS II/SHARES
AUTHORIZED            300,000,000                     200,000,000
                     ============                    ============

Sold                   11,779,798       97,228,612     16,280,437      131,247,567

Issued in
reinvestment of
distributions          10,560,890       82,374,941      8,980,719       67,624,814

Redeemed             (16,067,534)    (129,735,817)    (8,086,522)     (63,937,952)
                     ------------   --------------   ------------   --------------
                        6,273,154       49,867,736     17,174,634      134,934,429
                     ------------   --------------   ------------   --------------

CLASS III/SHARES
AUTHORIZED             50,000,000                      50,000,000
                     ============                    ============

Sold                      459,047        3,853,234      1,249,491       10,154,656
Issued in
reinvestment of
distributions             204,155        1,590,371        119,727          900,349

Redeemed              (1,210,980)   (9,899,799)(1)      (498,259)   (4,063,547)(2)
                     ------------   --------------   ------------   --------------
                        (547,778)      (4,456,194)        870,959        6,991,458
                     ------------   --------------   ------------   --------------
Net increase
(decrease)           (23,077,667)   $(197,553,143)   (36,432,141)   $(295,405,664)
                     ============   ==============   ============   ==============

(1) Net of redemption fees of $4,081.

(2) Net of redemption fees of $2,946.

5. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $19,711,682 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $20,488,190. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

------
17

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, $54,099 of the ordinary income distributions paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction.

The fund hereby designates $83,041,106 of long-term capital gain distributions for the fiscal year ended December 31, 2007.

The fund designates $145,568,796 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
18

FINANCIAL HIGHLIGHTS
VP Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
                           2007        2006         2005         2004         2003
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                 $8.74       $8.20        $8.75        $7.79        $6.12
                       --------    --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(1)                 0.13        0.13         0.13         0.09         0.09

 Net Realized
 and
 Unrealized
 Gain (Loss)             (0.54)        1.26         0.28         1.01         1.65
                       --------    --------     --------     --------     --------
 Total From
 Investment
 Operations              (0.41)        1.39         0.41         1.10         1.74
                       --------    --------     --------     --------     --------
Distributions
 From Net
 Investment
 Income                  (0.14)      (0.12)       (0.08)       (0.08)       (0.07)

 From Net
 Realized
 Gains                   (0.72)      (0.73)       (0.88)       (0.06)           --
                       --------    --------     --------     --------     --------
 Total
 Distributions           (0.86)      (0.85)       (0.96)       (0.14)       (0.07)
                       --------    --------     --------     --------     --------
Net Asset
Value, End
of Period                 $7.47       $8.74        $8.20        $8.75        $7.79
                       ========    ========     ========     ========     ========

TOTAL RETURN(2)         (5.14)%      18.65%        5.03%       14.33%       28.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets        0.93%       0.93%        0.93%        0.93%        0.95%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                1.65%       1.58%        1.66%        1.16%        1.37%

Portfolio
Turnover Rate              152%        132%         133%         139%         109%

Net Assets, End
of Period (in
thousands)           $1,470,148  $1,971,620   $2,297,418   $2,248,902   $1,919,580

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
19

VP Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $8.73      $8.19     $8.74      $7.78      $6.11
                               --------   --------  --------   --------   --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                  0.12       0.12      0.12       0.08       0.08

 Net Realized and
 Unrealized Gain (Loss)          (0.54)       1.25      0.27       1.01       1.65
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (0.42)       1.37      0.39       1.09       1.73
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.13)     (0.10)    (0.06)     (0.07)     (0.06)

 From Net Realized Gains         (0.72)     (0.73)    (0.88)     (0.06)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.85)     (0.83)    (0.94)     (0.13)     (0.06)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $7.46      $8.73     $8.19      $8.74      $7.78
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                 (5.31)%     18.46%     4.85%     14.17%     28.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.08%      1.08%     1.08%      1.08%      1.10%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.50%      1.43%     1.51%      1.01%      1.22%

Portfolio Turnover Rate            152%       132%      133%       139%       109%

Net Assets, End of
Period (in thousands)          $765,324   $840,512  $648,071   $433,465   $218,141

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Value

Class III
For a Share Outstanding Throughout the Years Ended December 31
                                      2007      2006      2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $8.74     $8.20     $8.75     $7.79     $6.12
                                   -------   -------   -------   -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                     0.13      0.13      0.13      0.09      0.09

 Net Realized and
 Unrealized Gain (Loss)             (0.54)      1.26      0.28      1.01      1.65
                                   -------   -------   -------   -------   -------
 Total From
 Investment Operations              (0.41)      1.39      0.41      1.10      1.74
                                   -------   -------   -------   -------   -------
Distributions

 From Net Investment Income         (0.14)    (0.12)    (0.08)    (0.08)    (0.07)

 From Net Realized Gains            (0.72)    (0.73)    (0.88)    (0.06)        --
                                   -------   -------   -------   -------   -------
 Total Distributions                (0.86)    (0.85)    (0.96)    (0.14)    (0.07)
                                   -------   -------   -------   -------   -------
Net Asset Value,
End of Period                        $7.47     $8.74     $8.20     $8.75     $7.79
                                   =======   =======   =======   =======   =======

TOTAL RETURN(2)                    (5.14)%    18.65%     5.03%    14.33%    28.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.93%     0.93%     0.93%     0.93%     0.95%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           1.65%     1.58%     1.66%     1.16%     1.37%

Portfolio Turnover Rate               152%      132%      133%      139%      109%

Net Assets, End of Period
(in thousands)                     $10,381   $16,931    $8,750    $6,387    $1,819

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Value Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

------
22

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

------
23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM); the fund's principal underwriter, American
Century Investment Services, Inc. (ACIS); and the fund's transfer agent,
American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc. (ACGIM),
a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
24

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman of the Board,
Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------
25

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111 YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
26

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
27

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the
30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® VALUE INDEX measures the performance of those Russell 3000
Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

------
29

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
30

NOTES

------
31

NOTES

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58065

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report                 December 31, 2007

[photo of winter]

VP Vista(SM) Fund

[american century investments logo and text logo ®]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . .  .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . .  .      2

VP VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ADVANCED DESPITE SUBPRIME TURMOIL

The broad U.S. stock indexes gained ground for the fifth consecutive year in
2007, despite a confluence of challenges that led to extraordinary market volatility, particularly in the last six months.

The stock market rallied steadily during the first half of the period, with the exception of a brief dip in late February caused by a drop in the Chinese stock market and growing financial troubles among subprime lenders. Stocks benefited from corporate earnings growth, which continued to surpass expectations, and robust merger activity, which continued at a brisk pace thanks to leveraged buy-outs from private equity firms.

In mid-July, however, the major stock indexes declined sharply as subprime lending problems worsened, leading to a credit crisis that threatened to derail the economic expansion. Tighter lending standards crimped funding for leveraged buy-outs, removing an important leg of support for the stock market, and rising energy and commodity prices sparked inflation worries despite slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the year--the Fed's first rate cuts since
June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in
September and October. However, stocks finished the year on a down note, declining amid further subprime-related losses, weaker corporate profits, and increased possibility of a recession.

LARGE-CAP AND GROWTH OUTPERFORMED

Large- and mid-cap stocks delivered the best returns in 2007 (see the accompanying table), while small-cap stocks declined modestly. For the first time since 2000, growth stocks outpaced value shares across all market capitalizations.

Energy was the best-performing sector in the stock market in 2007, benefiting from a 57% increase in the price of oil. Materials and utilities stocks also posted strong returns. The only two sectors of the market to decline during the period were financials and consumer discretionary.

U.S. Stock Index Returns For the 12 months ended December 31, 2007 RUSSELL 1000
INDEX (LARGE-CAP) 5.77% Russell 1000 Growth Index 11.81% Russell 1000 Value
Index -0.17% RUSSELL MIDCAP INDEX 5.60% Russell Midcap Growth Index 11.43%
Russell Midcap Value Index -1.42% RUSSELL 2000 INDEX (SMALL-CAP) -1.57% Russell
2000 Growth Index 7.05% Russell 2000 Value Index -9.78%

------
2

PERFORMANCE
VP Vista

Total Returns as of December 31, 2007
                                             Average Annual Returns
                                                            Since      Inception
                                    1 year    5 years    Inception       Date

CLASS I                             39.77%    22.04%       13.53%      10/5/01

RUSSELL MIDCAP GROWTH INDEX(1)      11.43%    17.90%       11.69%         --

Class II                            39.53%      --         23.32%      4/29/05

(1) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Vista

Growth of $10,000 Over Life of Class

$10,000 investment made October 5, 2001

One-Year Returns Over Life of Class
Periods ended December 31
                       2001*     2002      2003     2004    2005     2006     2007

Class I                1.50%    -19.70%   42.21%   15.62%   8.13%    9.01%   39.77%

Russell Midcap
Growth Index          20.49%    -27.41%   42.71%   15.48%  12.10%   10.66%   11.43%

*From 10/5/01, Class I's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Vista

Portfolio Managers: Glenn Fogle, David Hollond, and Brad Eixmann

PERFORMANCE SUMMARY

VP Vista gained 39.77%* for the 12 months ended December 31, 2007, more than triple the 11.43% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, corporate earnings growth, merger activity, and a change in Federal Reserve (Fed) rate policy contributed to sound stock index gains for much of the period. Markets faced extreme volatility in the second half of the period, though, as deterioration in the housing and mortgage markets led to a credit crisis, and rising energy costs sparked fears of inflation. Despite the volatility, VP Vista's management team found the environment accommodating to their disciplined, consistent style, which enabled them to generate returns solidly in excess of benchmark returns.

Effective security selection within the industrials, materials, and consumer discretionary sectors contributed to the portfolio's relative outperformance. An overweight position in industrials and an underweight position in consumer discretionary and health care further aided relative returns. These more than compensated for an overweight position in telecommunications that trimmed relative gains. Although an underweight position and security selection within the energy sector detracted from performance, energy-related holdings found in other sectors boosted gains.

We allocated a portion of VP Vista's assets to holdings of companies outside of the United States. This allocation benefited portfolio returns, as international stocks generated higher returns than the domestic market, boosted by improving global economic conditions and a declining U.S. dollar.

INDUSTRIALS LED TOP PERFORMERS

Industrials made the largest sector contribution to VP Vista's performance relative to its benchmark. Within the sector, the portfolio maintained an overweight position in the aerospace and defense industry. The investment team's focus in the industry is on companies benefiting from a replacement cycle and expanding orders in global commercial aviation, a trend that has contributed to portfolio gains in previous reporting periods and one the investment team expects to continue into 2010-2011. Precision Castparts, a manufacturer of components for aerospace applications continued to be a meaningful contributor to VP Vista's gains. BE Aerospace, VP Vista's largest holding, also benefited from the trend as its share price gained 106%.

Top Ten Holdings as of December 31, 2007
                                     % of net       % of net
                                   assets as of   assets as of
                                     12/31/07        6/30/07
BE Aerospace, Inc.                     4.6%           4.2%
Precision Castparts Corp.              3.5%           5.5%
Nintendo Co., Ltd. ORD                 3.4%           2.9%
Express Scripts, Inc.                  3.2%           2.4%
Thermo Fisher Scientific Inc.          3.2%           3.6%
GameStop Corp. Cl A                    3.1%           2.4%
Owens-Illinois Inc.                    3.0%           0.7%
AGCO Corp.                             2.7%           2.0%
Foster Wheeler Ltd.                    2.4%           3.0%
Monsanto Co.                           2.2%           2.1%

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP Vista

The portfolio held an overweight stake in Foster Wheeler, which was the largest contributor to performance for the reporting period. The company is involved in a variety of heavy construction areas, including the construction of power plants. Foster Wheeler's share price soared 181% amid growing global demand for energy infrastructure.

Also within the industrials sector, holdings within the machinery industry aided portfolio performance. Companies within the group benefited from increased agriculture demand, leading to rising demand for farming equipment. Agriculture machinery company AGCO was one of several overweight stakes in the group that helped the portfolio's performance relative to the benchmark.

MATERIALS, TECHNOLOGY CONTRIBUTED

Select holdings in the materials sector also reaped rewards from increased global demand for agriculture and corresponding rising commodities prices. Here, we focused on chemicals companies, including Monsanto. The company, which is a producer of corn seed, benefited from escalating corn prices. Not a constituent of the benchmark, Monsanto was a substantial contributor to relative performance.

Within the technology sector, a stake in video-game maker Nintendo contributed to portfolio returns. As demand continued to outstrip supply for the video-game maker's innovative Wii interactive game system, Nintendo's share price soared
127%.

ENERGY, TELECOM DETRACTED

Within the energy sector, the portfolio delivered positive absolute results. Its performance relative to the benchmark, though, was hampered by both an underweight position and weak stock selection. Within the oil, gas, and consumable fuels industry, VP Vista held several overweight stakes that underperformed. In the energy equipment and services group, a detrimental underweight stake curtailed relative gains.

The portfolio maintained an overweight position in the telecom sector, reflecting an ongoing focus on the wireless telecommunications industry.
Although this stake has benefited portfolio performance in the past, during the reporting period these holdings collectively detracted from relative returns.

OUTLOOK

VP Vista's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We believe that our process works well in the current market environment, despite high levels of volatility. We are confident in our current sector emphasis, and continue monitoring the market for any meaningful, sustainable changes in sector leadership.

Top Five Industries as of December 31, 2007
                                % of net        % of net
                              assets as of    assets as of
                                12/31/07        6/30/07
Aerospace & Defense               9.5%            9.7%
Health Care Providers
& Services                        5.4%            4.4%
Machinery                         5.2%            4.5%
Specialty Retail                  5.2%            4.9%
Software                          5.1%            3.0%

Types of Investments in Portfolio
                                % of net       % of net
                              assets as of   assets as of
                                12/31/07        6/30/07
Domestic Common Stocks            87.9%          88.5%
Foreign Common Stocks(1)          6.9%           9.6%
TOTAL COMMON STOCKS               94.8%          98.1%
Cash and Equivalents(2)           5.2%           1.9%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     7/1/07        12/31/07     7/1/07 - 12/31/07   Expense Ratio*
ACTUAL

Class I              $1,000        $1,144.60          $5.46             1.01%

Class II             $1,000        $1,143.50          $6.27             1.16%

HYPOTHETICAL

Class I              $1,000        $1,020.11          $5.14             1.01%

Class II             $1,000        $1,019.36          $5.90             1.16%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Vista

DECEMBER 31, 2007

Shares                                                           Value

Common Stocks -- 94.8%

AEROSPACE & DEFENSE -- 9.5%
       12,094  Alliant Techsystems Inc.(1)                 $ 1,375,814
      123,418  BE Aerospace, Inc.(1)                         6,528,813
        9,596  Goodrich Corporation                            677,574
       35,656  Precision Castparts Corp.                     4,945,488
                                                          ------------
                                                            13,527,689
                                                          ------------
BEVERAGES -- 0.8%
       29,688  Pepsi Bottling Group Inc.                     1,171,488
                                                          ------------
BIOTECHNOLOGY -- 4.4%
       13,225  Alexion Pharmaceuticals Inc.(1)                 992,272
       59,380  BioMarin Pharmaceutical Inc.(1)               2,102,051
       44,148  Millennium Pharmaceuticals, Inc.(1)             661,337
       11,061  Myriad Genetics Inc.(1)                         513,452
       37,117  Onyx Pharmaceuticals, Inc.(1)                 2,064,448
                                                          ------------
                                                             6,333,560
                                                          ------------
CAPITAL MARKETS -- 2.9%
        3,395  BlackRock, Inc.                                 736,036
       14,368  GFI Group Inc.(1)                             1,375,304
       30,210  Janus Capital Group Inc.                        992,399
       30,816  SEI Investments Co.                             991,351
                                                          ------------
                                                             4,095,090
                                                          ------------
CHEMICALS -- 3.9%
       20,421  Flotek Industries Inc.(1)                       735,973
       28,471  Monsanto Co.                                  3,179,926
        8,196  Mosaic Co. (The)(1)                             773,211
       17,337  Terra Industries Inc.(1)                        828,015
                                                          ------------
                                                             5,517,125
                                                          ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
       17,984  FTI Consulting, Inc.(1)                       1,108,534
                                                          ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
       21,738  Ciena Corp.(1)                                  741,483
       67,549  Foundry Networks, Inc.(1)                     1,183,458
       58,750  Juniper Networks, Inc.(1)                     1,950,501
                                                          ------------
                                                             3,875,442
                                                          ------------
COMPUTERS & PERIPHERALS -- 2.1%
       11,653  Apple Inc.(1)                                 2,308,227
       16,890  Synaptics Inc.(1)                               695,192
                                                          ------------
                                                             3,003,419
                                                          ------------

Shares                                                           Value

CONSTRUCTION & ENGINEERING -- 5.1%
       22,244  Foster Wheeler Ltd.(1)                      $ 3,448,264
      115,798  Quanta Services, Inc.(1)                      3,038,540
       12,057  Shaw Group Inc. (The)(1)                        728,725
                                                          ------------
                                                             7,215,529
                                                          ------------
CONTAINERS & PACKAGING -- 3.0%
       86,655  Owens-Illinois Inc.(1)                        4,289,423
                                                          ------------
DIVERSIFIED CONSUMER SERVICES -- 2.5%
       18,795  Apollo Group, Inc. Cl A(1)                    1,318,469
       60,986  Corinthian Colleges Inc.(1)                     939,184
        7,812  Strayer Education, Inc.                       1,332,572
                                                          ------------
                                                             3,590,225
                                                          ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
       14,377  Nasdaq Stock Market, Inc. (The)(1)              711,518
                                                          ------------
ELECTRIC UTILITIES -- 1.4%
       11,731  Allegheny Energy, Inc.                          746,209
       49,914  Reliant Energy, Inc.(1)                       1,309,743
                                                          ------------
                                                             2,055,952
                                                          ------------
ELECTRICAL EQUIPMENT -- 4.1%
        8,866  First Solar Inc.(1)                           2,368,463
       17,209  JA Solar Holdings Co., Ltd. ADR(1)            1,201,360
       10,721  SunPower Corp. Cl A(1)                        1,397,911
        8,264  Vestas Wind Systems AS ORD(1)                   882,388
                                                          ------------
                                                             5,850,122
                                                          ------------
ENERGY EQUIPMENT & SERVICES -- 4.9%
       16,300  Cameron International Corp.(1)                  784,519
        7,885  Core Laboratories N.V.(1)                       983,417
        9,629  Dawson Geophysical Co.(1)                       688,088
       81,047  Dresser-Rand Group Inc.(1)                    3,164,886
       18,608  National Oilwell Varco, Inc.(1)               1,366,944
                                                          ------------
                                                             6,987,854
                                                          ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
       12,655  Inverness Medical Innovations, Inc.(1)          710,958
                                                          ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.4%
       63,268  Express Scripts, Inc.(1)                      4,618,564
       29,710  Medco Health Solutions Inc.(1)                3,012,594
                                                          ------------
                                                             7,631,158
                                                          ------------

------
8

VP Vista

Shares                                                           Value

HOTELS, RESTAURANTS & LEISURE -- 2.7%
       37,712  Bally Technologies, Inc.(1)                 $ 1,875,041
       12,167  Las Vegas Sands Corp.(1)                      1,253,809
       19,127  WMS Industries Inc.(1)                          700,813
                                                          ------------
                                                             3,829,663
                                                          ------------
HOUSEHOLD DURABLES -- 0.8%
       18,613  Tempur-Pedic International Inc.                 483,380
       19,527  Tupperware Brands Corp.                         644,976
                                                          ------------
                                                             1,128,356
                                                          ------------
INDUSTRIAL CONGLOMERATES -- 0.7%
       16,376  McDermott International, Inc.(1)                966,675
                                                          ------------
INSURANCE -- 1.2%
       16,707  Aflac Inc.                                    1,046,359
       13,958  Aon Corp.                                       665,657
                                                          ------------
                                                             1,712,016
                                                          ------------
INTERNET & CATALOG RETAIL -- 0.9%
        7,043  Amazon.com, Inc.(1)                             652,464
        5,910  Priceline.com Inc.(1)                           678,822
                                                          ------------
                                                             1,331,286
                                                          ------------
INTERNET SOFTWARE & SERVICES -- 0.6%
        6,889  Equinix Inc.(1)                                 696,272
        2,289  Mercadolibre Inc.(1)                            169,111
                                                          ------------
                                                               865,383
                                                          ------------
IT SERVICES -- 1.2%
        8,156  MasterCard Inc. Cl A                          1,755,171
                                                          ------------
LIFE SCIENCES TOOLS & SERVICES -- 4.8%
       10,822  Charles River Laboratories(1)                   712,088
       17,790  Invitrogen Corp.(1)                           1,661,764
       78,276  Thermo Fisher Scientific Inc.(1)              4,514,959
                                                          ------------
                                                             6,888,811
                                                          ------------
MACHINERY -- 5.2%
       57,072  AGCO Corp.(1)                                 3,879,755
       29,200  Flowserve Corp.                               2,809,040
       15,009  Manitowoc Co., Inc. (The)                       732,889
                                                          ------------
                                                             7,421,684
                                                          ------------
MEDIA -- 1.2%
       42,279  Liberty Global, Inc. Series A(1)              1,656,914
                                                          ------------
PHARMACEUTICALS -- 0.9%
       55,124  Shire plc ORD                                 1,257,344
                                                          ------------

Shares                                                           Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.1%
       20,594  MEMC Electronic Materials Inc.(1)           $ 1,822,363
       37,925  Microsemi Corp.(1)                              839,660
       60,133  NVIDIA Corp.(1)                               2,045,724
       40,958  OmniVision Technologies, Inc.(1)                640,993
       14,768  Silicon Laboratories Inc.(1)                    552,766
                                                          ------------
                                                             5,901,506
                                                          ------------
SOFTWARE -- 5.1%
       60,394  Activision, Inc.(1)                           1,793,702
        6,489  MicroStrategy Inc. Cl A(1)                      617,104
        8,000  Nintendo Co., Ltd. ORD                        4,870,915
                                                          ------------
                                                             7,281,721
                                                          ------------
SPECIALTY RETAIL -- 5.2%
       24,390  Aeropostale Inc.(1)                             646,335
       71,347  GameStop Corp. Cl A(1)                        4,431,362
       24,745  Guess?, Inc.                                    937,588
       13,542  J. Crew Group Inc.(1)                           652,860
       26,468  Urban Outfitters Inc.(1)                        721,518
                                                          ------------
                                                             7,389,663
                                                          ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
       23,301  Crocs, Inc.(1)                                  857,710
                                                          ------------
TOBACCO -- 0.4%
       11,608  UST Inc.                                        636,118
                                                          ------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.7%
        4,387  Millicom International Cellular SA(1)           517,403
       60,759  NII Holdings, Inc.(1)                         2,935,875
       93,939  SBA Communications Corp. Cl A(1)              3,178,895
                                                          ------------
                                                             6,632,173
                                                          ------------
TOTAL COMMON STOCKS
(Cost $101,897,879)                                        135,187,280
                                                          ------------

Principal Amount

Temporary Cash Investments -- 4.9%

   $7,000,000  FHLB Discount Notes, 3.15%, 1/2/08(2)         7,000,000
(Cost $6,998,775)
                                                          ------------
TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $108,896,654)                                        142,187,280
                                                          ------------
OTHER ASSETS AND LIABILITIES -- 0.3%                           438,011
                                                          ------------
TOTAL NET ASSETS -- 100.0%                                $142,625,291
                                                          ============

------
9

VP Vista

Forward Foreign Currency Exchange Contracts
                                   Settlement
      Contracts to Sell             Date          Value     Unrealized Gain (Loss)

     3,583,270  DKK for USD        1/31/08      $ 702,071         $(10,256)
       511,991  GBP for USD        1/31/08      1,015,543           1,604
   264,000,000  JPY for USD        1/31/08      2,377,430          (53,436)
                                               ----------         ---------
                                               $4,095,044         $(62,088)
                                               ==========         =========
(Value on Settlement Date $4,032,956)

Notes to Schedule of Investments

ADR = American Depositary Receipt

DKK = Danish Krone

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

As of December 31, 2007, securities with an aggregate value of $5,753,303, which represented 4.0% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007
ASSETS

Investment securities, at value (cost of $108,896,654)                $142,187,280

Cash                                                                       688,756

Receivable for forward foreign currency exchange contracts                   1,604

Dividends and interest receivable                                           33,630
                                                                      ------------
                                                                       142,911,270
                                                                      ------------

LIABILITIES

Payable for investments purchased                                           99,293

Payable for forward foreign currency exchange contracts                     63,692

Accrued management fees                                                    114,875

Distribution fees payable                                                    8,119
                                                                      ------------
                                                                           285,979
                                                                      ------------

NET ASSETS                                                            $142,625,291
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $106,289,993

Undistributed net investment income                                         41,264

Undistributed net realized gain on investment and foreign currency
transactions                                                             3,065,464

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                            33,228,570
                                                                      ------------
                                                                      $142,625,291
                                                                      ============

CLASS I, $0.01 PAR VALUE

Net assets                                                            $104,126,081

Shares outstanding                                                       4,732,146

Net asset value per share                                                   $22.00

CLASS II, $0.01 PAR VALUE

Net assets                                                             $38,499,210

Shares outstanding                                                       1,756,105

Net asset value per share                                                   $21.92

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $16,396)                     $ 280,953

Interest                                                                   197,291
                                                                       -----------
                                                                           478,244
                                                                       -----------

EXPENSES:

Management fees                                                            949,647

Distribution fees -- Class II                                               38,955

Directors' fees and expenses                                                 1,889

Other expenses                                                               4,651
                                                                       -----------
                                                                           995,142
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             (516,898)
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                  5,358,076

Foreign currency transactions                                            (155,466)
                                                                       -----------
                                                                         5,202,610
                                                                       -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                             25,637,878

Translation of assets and liabilities in foreign currencies               (54,837)
                                                                       -----------
                                                                        25,583,041
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 30,785,651
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $30,268,753
                                                                       ===========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006
Increase (Decrease) in Net Assets                               2007          2006
OPERATIONS

Net investment income (loss)                             $ (516,898)   $ (110,423)

Net realized gain (loss)                                   5,202,610   (1,561,772)

Change in net unrealized appreciation (depreciation)      25,583,041     5,040,812
                                                        ------------   -----------
Net increase (decrease) in net assets resulting from
operations                                                30,268,753     3,368,617
                                                        ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Class I                                                          --      (66,565)

 Class II                                                         --       (6,417)
                                                        ------------   -----------
Decrease in net assets from distributions                         --      (72,982)
                                                        ------------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                        49,070,963    41,876,969
                                                        ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                     79,339,716    45,172,604

NET ASSETS

Beginning of period                                       63,285,575    18,112,971
                                                        ------------   -----------
End of period                                           $142,625,291   $63,285,575
                                                        ============   ===========

Accumulated undistributed net investment income
(loss)                                                       $41,264     $(20,529)
                                                       ============   ===========

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has capital and currency loss deferrals of $(1,446,047) and $(10,571), respectively, which represent net capital and foreign currency losses incurred in the two-month period ended December 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended December 31, 2007 was 1.00% and 0.90%
for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $192,030,728 and $137,649,259, respectively.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                          $109,305,300
                                                         ============
Gross tax appreciation of investments                     $34,605,548

Gross tax depreciation of investments                     (1,723,568)
                                                         ------------
Net tax appreciation (depreciation) of investments        $32,881,980
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

------
16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                           Year ended December 31,
                          Year ended December 31, 2007                        2006
                                 Shares         Amount        Shares        Amount
CLASS I/SHARES
AUTHORIZED                   50,000,000                   50,000,000
                            ===========                   ==========
Sold                          5,330,098   $103,272,469     2,954,535   $44,536,757

Issued in reinvestment
of distributions                     --             --         4,471        66,565

Redeemed                    (4,428,334)   (85,490,653)     (292,171)   (4,402,623)
                            -----------   ------------    ----------   -----------
                                901,764     17,781,816     2,666,835    40,200,699
                            -----------   ------------    ----------   -----------

CLASS II/SHARES
AUTHORIZED                   50,000,000                   50,000,000
                            ===========                   ==========
Sold                          1,815,989     36,157,145       188,266     2,911,385

Issued in reinvestment
of distributions                     --             --           431         6,417

Redeemed                      (250,153)    (4,867,998)      (84,714)   (1,241,532)
                            -----------   ------------    ----------   -----------
                              1,565,836     31,289,147       103,983     1,676,270
                            -----------   ------------    ----------   -----------
Net increase (decrease)       2,467,600   $ 49,070,963     2,770,818   $41,876,969
                            ===========   ============    ==========   ===========

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

6. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
17

FINANCIAL HIGHLIGHTS
VP Vista

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                 2007        2006       2005        2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $15.74      $14.49     $13.40      $11.59     $8.15
                             --------    --------   --------    --------    ------
Income From Investment
Operations

 Net Investment
 Income (Loss)              (0.09)(1)   (0.05)(1)  (0.05)(1)   (0.01)(1)    (0.05)

 Net Realized and
 Unrealized Gain
 (Loss)                          6.35        1.35       1.14        1.82      3.49
                             --------    --------   --------    --------    ------
 Total From
 Investment
 Operations                      6.26        1.30       1.09        1.81      3.44
                             --------    --------   --------    --------    ------
Distributions

 From Net Realized
 Gains                             --      (0.05)         --          --        --
                             --------    --------   --------    --------    ------
Net Asset Value, End of
Period                         $22.00      $15.74     $14.49      $13.40    $11.59
                             ========    ========   ========    ========    ======

TOTAL RETURN(2)                39.77%       9.01%      8.13%      15.62%    42.21%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          1.01%       1.00%      1.01%       1.00%     1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (0.51)%     (0.31)%    (0.40)%     (0.05)%   (0.58)%

Portfolio Turnover Rate          147%        215%       276%        252%      262%

Net Assets, End of
Period (in thousands)        $104,126     $60,297    $16,863      $9,612    $2,206

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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18

VP Vista

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                       2007      2006      2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $15.71    $14.48       $12.56
                                                     ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.15)    (0.07)       (0.05)

 Net Realized and Unrealized Gain (Loss)               6.36      1.35         1.97
                                                     ------    ------       ------
 Total From Investment Operations                      6.21      1.28         1.92
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                                 --    (0.05)           --
                                                     ------    ------       ------
Net Asset Value, End of Period                       $21.92    $15.71       $14.48
                                                     ======    ======       ======

TOTAL RETURN(3)                                      39.53%     8.88%       15.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.16%     1.15%     1.16%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (0.66)%   (0.46)%   (0.55)%(4)

Portfolio Turnover Rate                                147%      215%      276%(5)

Net Assets, End of Period (in thousands)            $38,499    $2,988       $1,250

(1) April 29, 2005 (commencement of sale) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Vista Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2008

------
20

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect nine Directors to the Board of Directors of American Century Variable
Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.).

James E. Stowers, Jr.       For:                602,014,680
                            Withhold:            19,727,002
                            Abstain:                      0
                            Broker Non-Vote:              0

Jonathan S. Thomas          For:                604,217,542
                            Withhold:            17,524,140
                            Abstain:                      0
                            Broker Non-Vote:              0

Thomas A. Brown             For:                603,626,965
                            Withhold:            18,114,717
                            Abstain:                      0
                            Broker Non-Vote:              0

Andrea C. Hall              For:                603,646,695
                            Withhold:            18,094,987
                            Abstain:                      0
                            Broker Non-Vote:              0

James A. Olson              For:                603,739,127
                            Withhold:            18,002,555
                            Abstain:                      0
                            Broker Non-Vote:              0

Donald H. Pratt             For:                603,241,061
                            Withhold:            18,500,621
                            Abstain:                      0
                            Broker Non-Vote:              0

Gale E. Sayers              For:                603,660,484
                            Withhold:            18,081,198
                            Abstain:                      0
                            Broker Non-Vote:              0

M. Jeannine Strandjord      For:                603,181,313
                            Withhold:            18,560,369
                            Abstain:                      0
                            Broker Non-Vote:              0

Timothy S. Webster          For:                604,125,918
                            Withhold:            17,615,764
                            Abstain:                      0
                            Broker Non-Vote:              0

------
21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM) or American Century Global Investment
Management, Inc. (ACGIM); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman of the Board,
Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); Founder and Principal,
Growth Consulting and Investments LLC (November 2007 to present); President and Chief Executive Officer, American Italian Pasta Company (2001 to December
2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
23

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS LLC
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice President,
ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
24

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
25

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
26

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
27

NOTES

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58069

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Donald H. Pratt, Thomas A. Brown, Timothy S. Webster and Gale E.
          Sayers are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2006:  $150,772
         FY 2007:  $157,348

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $11,031*
         FY 2007:  $1,691

         *This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.  The services that were performed included review of federal excise tax provisions related to fiscal year end
         2006 of which some of the 2006 fiscal year end services were billed in 2007.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the
         registrant's audit committee.   Pursuant to paragraph (c)(7)(ii) of
         Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
         Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph
         (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2006:  $119,217*
         FY 2007:  $158,554

         *This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X.  The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    February 15, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    February 15, 2008

By:      /s/ Robert J. Leach
         ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    February 15, 2008